UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08257

GE INSTITUTIONAL FUNDS

(Exact name of registrant as specified in charter)

1600 Summer Street

Stamford, Connecticut 06905

(Address of principal executive offices) (Zip code)

GE Asset Management

1600 Summer Street

Stamford, Connecticut 06905

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 09/30

Date of reporting period: 09/30/13

Item 1.	Reports to Stockholders

GE Institutional Funds

Letter from the President

Michael J. Cosgrove Chairman, GE Institutional Funds

Dear Shareholder:

Attached is the annual report for the GE Institutional Funds for the twelve-month period ended September 30, 2013. The report contains information about the performance of each GE Institutional Fund and other fund data, along with portfolio manager commentary. Below, we have provided you with an overview of the market developments that contributed to investment performance during the last fiscal year, along with our investment outlook for the coming months.

Market Overview

The overall environment for developed equity markets and economies improved over the twelve-month period ended September 30, 2013. The U.S. economy continued to be a source of strength among developed markets, with a housing recovery, respectable retail sales and signs of increased capital spending. Over the fiscal year, the S&P 500 Index increased 19.3%. European and Japanese markets also generated strong gains over the twelve-month period amid improving economic data, evidence of growth and the continuance of low interest-rate policies.

Fourth Quarter 2012 Review

U.S. stocks generally lagged their non-U.S. counterparts in the fourth quarter, as uncertainties surrounding the U.S. presidential election and impending fiscal cliff became a major source of concern for investors. In December, the Federal Reserve (the “Fed”) announced further quantitative easing through purchases of $45 billion per month in U.S. Treasuries, in addition to its mortgage-backed securities (MBS)1 purchase program which began in September. The Fed stated that it would keep interest rates near zero “at least as long” as the unemployment rate remains above 6.5% and forecasted inflation is not above 2.5%. Continued progress on the European policy front helped propel European stocks higher during the quarter. Japan held a Lower House election in December with the Liberal Democratic Party winning a decisive mandate for change that fueled a strong rally in Japanese stocks.

During the fourth quarter of 2012, the S&P 500 Index declined 0.4%. Outside the U.S., the MSCI EAFE Index2 rose 6.6%, boosted by progress on the European policy front. The Barclays U.S. Aggregate Bond Index gained 0.2%.

First Quarter 2013 Review

U.S. equities rose in the first quarter of 2013, as the economy continued to expand, the labor market improved somewhat, and the Fed continued its bond purchases. Longer-term U.S. Treasury bond prices fell and yields rose as favorable economic data lessened their appeal as a perceived safe haven. Developed non-U.S. stock markets posted solid first-quarter gains as fears about the European debt crisis receded. The Japanese stock market rallied as investors embraced Japan’s efforts to end its deflationary spiral and attain a 2% inflation target through aggressive monetary measures.

The S&P 500 Index gained 10.6% in the first quarter. Outside of the U.S., the MSCI EAFE Index rose 5.1%. Within fixed income, the Barclays U.S. Aggregate Bond Index fell 0.1% in the first quarter.

Second Quarter 2013 Review

U.S. stocks gained in the second quarter but gave up some ground in June when Fed Chairman Ben Bernanke unnerved markets by commenting that the Fed might taper its quantitative easing asset purchases later this year and possibly end them in 2014. The U.S. bond market suffered a setback in the second quarter as investors anticipated a turnabout in Fed policy. Later in the quarter, Fed officials tried to calm investors’ fears, helping Treasury yields to retreat a bit. Developed non-U.S. stock markets rallied strongly in April but fell back in June as concerns over an end to quantitative easing, the ability of Japan to fix its problems and rising instability in the Middle East all impacted investor confidence.

During the second quarter, hints of a change in Fed policy pushed the Barclays U.S. Aggregate Bond Index down 2.3%. The MSCI EAFE Index fell 1.0% and the S&P 500 Index rose 2.9%.

Third Quarter 2013 Review

U.S. equities posted solid gains in the third quarter as hopes for continued monetary stimulus and a rebound in the global economy boosted investor sentiment. On September 18, the Fed surprised investors by deciding to delay tapering its monthly asset purchases. Stocks rallied following the Fed’s announcement, but ended the quarter on a down note as a federal budget stalemate and impending government shutdown threatened to worsen the fiscal headwinds on the economy. For most of the third quarter, the U.S. bond market featured rising yields until the Fed’s September statement caused rates to reverse course and end the quarter with a downward move. Developed non-U.S. stock markets generated strong returns in the third quarter as European markets rallied and Japan added to its solid year-to-date gains. The Eurozone benefited from improving sentiment, better economic data and signs that the protracted recession ended over the summer.

The S&P 500 Index gained 5.2% in the third quarter. Outside of the U.S., the MSCI EAFE Index rose 11.6%. Within fixed income, the Barclays U.S. Aggregate Bond Index was up 0.6% in the third quarter.

This does not constitute a part of the Funds’ Shareholder Report

GE Institutional Funds

Letter from the President  (Continued)

As shown in the table below, expectations that the Fed might be getting closer to winding down its stimulus put pressure on fixed income returns over the six- and 12-month periods ended September 30, 2013. Positive global economic signals led to significant equity market gains in both periods.

Total Returns (%) as of September 30, 2013	6-month	12-month
U.S. equities (S&P 500 Index)	8.3	19.3
Global Equities (MSCI World Index)	8.9	20.2
International equities (MSCI EAFE Index)	10.5	23.8
Small-cap U.S. equities (Russell 2000 Index)	13.6	30.1
U.S. fixed income (Barclays U.S. Aggregate Bond Index)	(1.8)	(1.7)
U.S. short-term government fixed income (Barclays 1-3 Year U.S. Government Bond Index)	0.2	0.4

Outlook

As we look ahead to the final quarter of 2013 and into next year, we believe several factors will be important for markets. First, resolution of fiscal uncertainty in the U.S. will be important for economic and asset return prospects. Second, economic recovery remains critical to underpinning global markets. Finally, policy outcomes related to quantitative easing remain important.

So far this year, the moderate pace of economic recovery and a rise in bond yields have been consistent with our expectations. Equity returns, fueled by rapid valuation support, have performed very well, with consistent attractive relative valuations. We continue to believe the key for ongoing equity market support is acceleration in growth over the next several quarters. While accommodative Fed policy can be helpful, it is unlikely to be enough to support risk appetite without fundamental improvements. In the first quarter of 2014, policy outcomes in Washington will be important. Although the compromise bill passed by Congress on October 16 reopened the government and ended the debt ceiling stalemate, it is important to keep in mind that this legislation is only temporary and sets up Congress to fight the same battle again in early 2014. Another prolonged battle over the budget and debt ceiling could have material market and economic impacts through risk appetite and declines in business and consumer confidence.

From an asset allocation perspective, reasonable equity valuations and a positive macro outlook provide the rationale for continuing to favor equities over bonds. Nevertheless, we believe short-term setbacks in the equity markets are likely to continue to occur. Returns in both bond and equity markets may be more modest and range-bound going forward. We continue to believe it prudent to maintain a diversified portfolio. In closing, let me reaffirm the commitment of all GE Asset Management employees to providing top-quality investment management and services to our clients. We are fundamental, research-driven investors focused on individual security selection that aims to provide solid results over the long term. As always, thank you for your confidence in trusting us with your financial assets and investing with GE Institutional Funds.

Sincerely,

Michael J. Cosgrove

Chairman, GE Institutional Funds

October 2013

Mike Cosgrove is President of Mutual Funds and Global Investment Programs at GE Asset Management (GEAM). Under Global Investments, he is responsible for providing investment advice to all of our affiliates worldwide on their pension and defined contribution assets. He is also Chairman of the Board and President of GE Investments Funds, Inc. and the GE Institutional Funds, President of GEAM’s broker-dealer and a Trustee of both the U.S. GE Pension Trust and GE’s U.S. employee defined contribution plan (Savings & Security Program). Mr. Cosgrove serves as a Trustee of Fordham University, Treasurer of GE Foundation, and Treasurer and a Director of the Skin Cancer Foundation. He also serves on the Board of Governors for the Investment Company Institute. Mr. Cosgrove has held several positions within GEAM. Prior to his current position, he most recently served as President and CEO – Mutual Funds and Intermediary Business. In previous GEAM roles, he served as President – Institutional Sales and Marketing and Chief Financial Officer, and was also Deputy Treasurer of GE Company. After completing the GE Financial Management Program, he held a number of managerial positions in finance and sales in the International Operation, including serving as Vice President and Treasurer and later as the Vice President – Countertrade and Barter for the GE Trading Company. He graduated from Fordham University in 1970 with a BS degree in Economics and received his MBA degree from St. John’s University in 1973.

1	Mortgage-backed securities (MBS) are issued by mortgage lenders such as banks, the Government National Mortgage Association (Ginnie Mae), or the Federal National Mortgage Association (Fannie Mae).

2	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

This does not constitute a part of the Funds’ Shareholder Report

GE Institutional Funds

Annual Report

September 30, 2013

GE Institutional Funds

This report has been prepared for shareholders and may be distributed to others only if preceded by or accompanied with a current prospectus and/or summary prospectus.

Notes to Performance	September 30, 2013 (Unaudited)

The information provided on the following performance pages relates to the GE Institutional Funds (the “Funds”, and individually, the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S.-domiciled companies.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI® EAFE®) is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors.

The Morgan Stanley Capital International All Country World Index Ex-U.S. (MSCI® ACWI Ex-U.S.) is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. Index includes both developed and emerging markets.

The Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The index is designed to represent performance of the U.S. investment-grade fixed rate bond market.

The 90 Day U.S. T-Bill is an unmanaged measure/index of the performance of the most recently auctioned 90 day U.S. Treasury bills (i.e., having a total maturity of 90 days) currently available in the marketplace.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, index returns do not reflect the actual cost of investing in the instruments that comprise an index.

The peer universe of the underlying open end (“OE”) funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2013 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance does not guarantee future results.

The S&P 500® Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500® Index Fund to track general stock market performance.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management’s presentation thereof.

The views, expressed in this document, reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., member of FINRA, is the principal underwriter and distributor of the GE Institutional Funds and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Funds.

U.S. Equity Fund	(Unaudited)

David B. Carlson

Chief Investment Officer – U.S. Equities

Stephen V. Gelhaus

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The U.S. Equity Fund is managed by a team of portfolio managers that includes David B. Carlson, Stephen V. Gelhaus and Paul C. Reinhardt. Each of the foregoing portfolio managers manages one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio manager on the Fund’s portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. However, as lead portfolio manager for the Fund, Mr. Carlson is vested with the authority to adjust the allocation of assets to each sub-portfolio. See portfolio managers’ biographical information beginning on page 133.

Q.	How did the GE Institutional U.S. Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2013?

A.	For the twelve-month period ended September 30, 2013, the GE Institutional U.S. Equity Fund returned 22.76% for the Investment Class shares and 23.23% for the Service Class shares. The Fund’s benchmark, the S&P 500® Index returned 19.34% and the Fund’s Morningstar peer group of 1,749 U.S. Growth funds returned an average of 20.63% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	The U.S. stock rally in the last twelve months was underpinned by improving economic fundamentals — including employment, manufacturing and housing — which improved consumer confidence. Massive monetary stimulus, in the form of Federal Reserve open-market bond buying (“QE3”), contributed to the equity market strength. As such, more economically-sensitive market sectors have outperformed, including consumer discretionary (+31%), financials (+30%) and industrials (+28%), health care (+29% driven mostly strong gains in innovative biotechnology companies).
As the economy strengthened, investors began to debate the Federal Reserve’s timeline for removing its stimulus, and “taper” speculation added volatility. Interest rates rose, creating concern that rising bond yields could cut demand for equity income in the higher-yielding sectors. In this environment, defensive sectors lagged the market, including telecommunications (-1%) and utilities (+7%). Somewhat surprisingly in a strong up-market, the cyclical information technology sector (+7%) also lagged. Investors questioned the growth rates of many established technology companies as enterprise spending remained constrained, smart-phone and tablet growth slowed and the PC-market declined.

Q.	What were the primary drivers behind Fund performance?

A.	Against a backdrop of stronger economic data, the Fund’s more cyclical holdings played a key role in its outperformance. The Fund’s financials, energy, consumer and industrials sector stocks were particularly strong. Climbing stock prices meant higher financial market activity levels, driving strength among our capital markets holdings as well as some asset managers. The Fund was well-positioned in energy, benefitting from a surge in offshore exploration and production activity through its services holdings; and underweighting lagging energy exploration and production companies also helped. Outperformance among the Fund’s home retailers reflected continued recovery in home improvement spending. As consumer confidence rebounded, the Fund’s media holdings also contributed to outperformance.

In an otherwise strong period of stock-picking performance, the effect of holding a small cash position during a period when the S&P 500 soared 19% was the greatest performance detractor. The Fund was overweight in the lagging technology sector, which provided a key detractor to performance. Several of the Fund’s

(Unaudited)

technology holdings underperformed in the difficult environment for tech stocks, and “older line” business models — especially those leveraged to corporate spending and PC/smart-phone growth — seemed to face the stiffest headwinds. Other single holdings that weighed on results included a pharmacy benefits manager, a homebuilder as mortgage rates rose and the outlook for homebuilding slowed, and one global oil and gas exploration and production company within energy.

Q.	Were there any significant changes in the Fund during the period?

A.	During the twelve-month period the Fund trimmed its overweight exposure to the information technology sector. Reducing our exposures to consumer discretionary and industrials, in addition to the reduced technology exposure, softened the cyclical tilt the Fund had in the beginning of the period.

At September 30, 2013, the Fund’s largest overweight exposures were within the health care and financials sectors. We continued to build the Fund’s health care sector holdings with several new positions and increased positions of other holdings in which we have conviction. We funded these purchases in part with proceeds from eliminations of other health care holdings with lesser appreciation potential, according to the team’s analysis. During the period we initiated some new positions in insurance and capital markets companies and bolstered the Fund’s position in other financials holdings. Despite these changes in positioning, the Fund maintained its bottom-up stock selection approach with a focus on the long-term investment horizon. We believe the Fund is well-positioned going into the next year.

U.S. Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2013.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2013 - September 30, 2013

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	1,109.60	1.90
Service Class	1,000.00	1,115.30	3.23
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.26	1.83
Service Class	1,000.00	1,022.01	3.09

*	Expenses are equal to the Fund’s annualized expense ratio of 0.36% for Investment Class shares and 0.61% for Service Class shares (for the period April 1, 2013 - September 30, 2013), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

U.S. Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2013

	One Year	Five Year	Ten Year
Number of funds in peer group	1,749	1,555	1,333
Peer group average annual total return	20.63%	10.26%	6.80%

Morningstar Category in peer group: Large Growth

Top Ten Largest Holdings as of September 30, 2013

as a % of Fair Value (b)(c)

Cisco Systems Inc.	2.54%
EMC Corp.	2.52%
Comcast Corp.	2.49%
Pfizer Inc.	2.44%
Express Scripts Holding Co.	2.25%
Qualcomm Inc.	2.23%
Chevron Corp.	2.17%
Lowe’s Companies Inc.	2.12%
Johnson & Johnson	2.09%
Schlumberger Ltd.	2.04%

Sector Allocation as of September 30, 2013

Portfolio composition as a % of Fair Value of $766,727 (in thousands) as of September 30, 2013 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2013

Investment Class Shares (Inception date: 11/25/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
U.S. Equity Fund	22.76%	9.31%	7.36%	$20,346
S&P 500 Index	19.34%	10.02%	7.57%	$20,737

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2013

Service Class Shares (Inception date: 1/3/01)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
U.S. Equity Fund	23.23%	9.34%	7.25%	$20,134
S&P 500 Index	19.34%	10.02%	7.57%	$20,737

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

U.S. Equity Fund

Schedule of Investments	September 30, 2013

U.S. Equity Fund

	Number of Shares	Fair Value

Common Stock — 95.2%†

Advertising — 0.7%

Omnicom Group Inc.	42,566	$2,700,387
The Interpublic Group of Companies Inc.	151,172	2,597,135
		5,297,522

Aerospace & Defense — 2.0%

Honeywell International Inc.	139,635	11,595,290
The Boeing Co.	33,815	3,973,263
		15,568,553

Agricultural Products — 0.8%

Archer-Daniels-Midland Co.	163,105	6,008,788

Air Freight & Logistics — 0.8%

United Parcel Service Inc.	66,038	6,033,892

Application Software — 0.7%

Intuit Inc.	77,973	5,170,390

Asset Management & Custody Banks — 3.6%

Ameriprise Financial Inc.	128,495	11,703,324
Invesco Ltd.	296,773	9,467,059
State Street Corp.	103,433	6,800,720	(e)
		27,971,103

Auto Parts & Equipment — 0.5%

TRW Automotive Holdings Corp.	53,705	3,829,704	(a)

Automobile Manufacturers — 1.5%

Ford Motor Co.	677,882	11,435,869

Automotive Retail — 0.6%

AutoZone Inc.	10,981	4,641,998	(a)

Biotechnology — 3.4%

Alexion Pharmaceuticals Inc.	19,890	2,310,422	(a)
Amgen Inc.	116,161	13,003,062	(h)
Gilead Sciences Inc.	167,083	10,499,496	(a)
		25,812,980

Broadcasting — 1.0%

CBS Corp.	39,782	2,194,375
Discovery Communications Inc.	67,629	5,283,178	(a)
		7,477,553

Cable & Satellite — 3.5%

Comcast Corp.	133,667	5,797,138	(††)
Comcast Corp.	294,385	13,291,483	(††)

	Number of Shares	Fair Value

Liberty Global PLC	107,411	$8,102,011	(a)
		27,190,632

Casinos & Gaming — 0.6%

Las Vegas Sands Corp.	71,607	4,756,137

Commodity Chemicals — 1.5%

LyondellBasell Industries N.V.	155,148	11,361,488

Communications Equipment — 4.8%

Cisco Systems Inc.	831,440	19,472,325	(h)
Qualcomm Inc.	254,205	17,123,249
		36,595,574

Computer Hardware — 2.7%

Apple Inc.	32,621	15,552,062	(h)
Hewlett-Packard Co.	230,736	4,840,841
		20,392,903

Computer Storage & Peripherals — 2.5%

EMC Corp.	755,857	19,319,705

Construction & Farm Machinery — 1.3%

Cummins Inc.	17,902	2,378,639
Deere & Co.	93,090	7,576,595
		9,955,234

Consumer Finance — 1.1%

American Express Co.	111,390	8,412,173

Data Processing & Outsourced Services — 1.8%

Paychex Inc.	79,565	3,233,522
The Western Union Co.	182,995	3,414,687
Visa Inc.	35,804	6,842,144
		13,490,353

Department Stores — 0.3%

Macy’s Inc.	59,673	2,582,051

Diversified Chemicals — 0.2%

PPG Industries Inc.	7,957	1,329,296

Diversified Financial Services — 5.2%

Citigroup Inc.	310,298	15,052,556
JPMorgan Chase & Co.	242,269	12,522,885
Wells Fargo & Co.	304,730	12,591,443
		40,166,884

Drug Retail — 0.8%

CVS Caremark Corp.	104,626	5,937,525

Electric Utilities — 0.4%

NextEra Energy Inc.	35,804	2,870,049

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Equity Fund

Schedule of Investments	September 30, 2013

	Number of Shares	Fair Value

Electrical Components & Equipment — 0.3%

Eaton Corp. PLC	33,814	$2,327,756

Fertilizers & Agricultural Chemicals — 1.1%

Monsanto Co.	83,541	8,719,174

General Merchandise Stores — 0.4%

Dollar General Corp.	50,125	2,830,058	(a)

Healthcare Distributors — 0.6%

Cardinal Health Inc.	91,498	4,771,621

Healthcare Equipment — 1.9%

Covidien PLC	200,501	12,218,531
Medtronic Inc.	28,642	1,525,186
Stryker Corp.	11,934	806,619
		14,550,336

Healthcare Services — 2.2%

Express Scripts Holding Co.	278,868	17,228,465	(a)

Healthcare Supplies — 0.5%

DENTSPLY International Inc.	91,498	3,971,928

Home Building — 0.1%

MDC Holdings Inc.	37,794	1,134,198

Home Improvement Retail — 2.1%

Lowe’s Companies Inc.	341,328	16,250,626

Household Products — 0.2%

Energizer Holdings Inc.	15,911	1,450,288

Independent Power Producers & Energy Traders — 0.8%

AES Corp.	159,127	2,114,798
Calpine Corp.	123,324	2,396,185	(a)
NRG Energy Inc.	53,706	1,467,785
		5,978,768

Industrial Machinery — 1.2%

Dover Corp.	99,456	8,934,132

Integrated Oil & Gas — 4.3%

Chevron Corp.	136,851	16,627,397
Exxon Mobil Corp.	13,924	1,198,021	(h)
Hess Corp.	55,695	4,307,451
Occidental Petroleum Corp.	118,945	11,126,115
		33,258,984

Integrated Telecommunication Services — 0.4%

Verizon Communications Inc.	65,641	3,062,809

	Number of Shares	Fair Value

Internet Retail — 0.5%

Amazon.com Inc.	11,139	$3,482,497	(a)

Internet Software & Services — 3.5%

Baidu Inc. ADR	55,695	8,642,750	(a)
eBay Inc.	143,214	7,989,909	(a)
Google Inc.	11,696	10,244,644	(a)
		26,877,303

Investment Banking & Brokerage — 1.6%

The Charles Schwab Corp.	99,455	2,102,479
The Goldman Sachs Group Inc.	65,640	10,384,904
		12,487,383

IT Consulting & Other Services — 0.4%

International Business Machines Corp.	17,902	3,315,092

Life & Health Insurance — 0.4%

Prudential Financial Inc.	35,804	2,791,996

Life Sciences Tools & Services — 0.3%

PerkinElmer Inc.	57,285	2,162,509

Managed Healthcare — 1.8%

UnitedHealth Group Inc.	192,144	13,759,432

Movies & Entertainment — 1.7%

Time Warner Inc.	192,941	12,697,447

Multi-Line Insurance — 2.2%

American International Group Inc.	275,687	13,406,659
Hartford Financial Services Group Inc.	111,389	3,466,425
		16,873,084

Oil & Gas Equipment & Services — 3.7%

Cameron International Corp.	19,096	1,114,634	(a)
Halliburton Co.	249,663	12,021,273
Schlumberger Ltd.	177,426	15,677,361
		28,813,268

Oil & Gas Exploration & Production — 2.2%

Anadarko Petroleum Corp.	131,279	12,207,634
Marathon Oil Corp.	143,216	4,995,374
		17,203,008

Packaged Foods & Meats — 0.8%

Mondelez International Inc.	190,953	5,999,743

Pharmaceuticals — 6.5%

Actavis Inc.	55,296	7,962,624	(a)
GlaxoSmithKline PLC ADR	41,771	2,095,651

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Equity Fund

Schedule of Investments	September 30, 2013

	Number of Shares	Fair Value

Johnson & Johnson	184,589	$16,002,021
Merck & Company Inc.	102,240	4,867,646
Pfizer Inc.	652,420	18,730,978
		49,658,920

Property & Casualty Insurance — 1.2%

ACE Ltd.	96,669	9,044,352

Railroads — 0.6%

CSX Corp.	194,136	4,997,061

Regional Banks — 1.2%

Regions Financial Corp.	1,022,389	9,467,322

Research & Consulting Services — 0.1%

Nielsen Holdings N.V.	22,277	811,997

Semiconductor Equipment — 0.2%

Applied Materials Inc.	107,412	1,884,006

Semiconductors — 0.3%

Analog Devices Inc.	49,330	2,320,977

Soft Drinks — 3.0%

Coca-Cola Enterprises Inc.	244,260	9,821,695
PepsiCo Inc.	169,867	13,504,426
		23,326,121

Specialized Finance — 1.3%

CME Group Inc.	115,368	8,523,388
McGraw Hill Financial Inc.	19,892	1,304,716
		9,828,104

Specialized REITs — 0.8%

American Tower Corp.	85,530	6,340,339

Specialty Stores — 0.9%

Dick’s Sporting Goods Inc.	123,322	6,582,928

Systems Software — 1.6%

Microsoft Corp.	101,442	3,379,033	(h)
Oracle Corp.	258,582	8,577,165
		11,956,198

Total Common Stock (Cost $577,374,699)		730,758,586

Exchange Traded Funds — 1.5%
Financial Select Sector SPDR Fund	115,988	2,310,481	(n)
Industrial Select Sector SPDR Fund	204,945	9,503,300	(n)

Total Exchange Traded Funds (Cost $9,858,269)		11,813,781

Total Investments in Securities (Cost $587,232,968)		742,572,367

	Fair Value

Short-Term Investments — 3.2%
GE Institutional Money Market Fund - Investment Class 0.00% (Cost $24,155,106)	$24,155,106	(d,k)

Total Investments (Cost $611,388,074)	766,727,473

Other Assets and Liabilities, net — 0.1%	958,880

NET ASSETS — 100.0%	$767,686,353

Other Information:
The Fund had the following long futures contracts open at September 30, 2013:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Depreciation
S&P 500 Emini Index Futures	December 2013	118	$9,878,370	$(101,304)

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund	(Unaudited)

SSgA Funds Management, Inc. (“SSgA FM”) is the sub-adviser to the S&P 500 Index Fund. SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of State Street Corporation (“State Street”), a publicly held bank holding company. SSgA FM, State Street and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street.

SSgA FM manages portfolios using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA FM Investment Committee. Key professionals involved in the day-to-day portfolio management for the Fund include Karl A. Schneider, CAIA and John Tucker, CFA. See portfolio managers’ biographical information beginning on page 133.

Q.	How did the GE Institutional S&P 500 Index Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2013?

A.	For the twelve-month period ended September 30, 2013, the GE Institutional S&P 500 Index Fund returned 19.11% for the Investment Class shares and 18.81% for the Service Class shares. The Fund’s benchmark, the S&P 500® Index (“S&P 500”) returned 19.34% and the Fund’s Morningstar peer group of 1,595 U.S. Large Blend funds returned an average of 20.24% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	After a slow flat third quarter of 2012, the S&P 500 had positive returns every quarter in 2013. Firm employment trends and conciliatory rhetoric from the Federal Reserve helped U.S. stocks push higher in July, and major averages eventually eclipsed their May peaks with ease. Even though corporate earnings reports included some notable disappointments, consistent strength in popular biotechnology and consumer names kept investor sentiment buoyant. After key indexes pushed to records once more in early August, however, the rally began to dissipate. Downbeat guidance from a number of major technology and retailing firms sparked a late August correction that gathered pace when Secretary of State John Kerry indicated that the U.S. might take military action against Syria. A softer cast to U.S. home sales was also less than helpful, and the August employment figures that arrived on the first Friday in September were weaker than expected. But firmer data from Europe and China limited concern over any U.S. sluggishness, even as broader negotiations on Syria forestalled an explicit U.S. reprisal and relieved upward pressure on oil prices. Equities made additional progress on the news that Larry Summers was withdrawing his name from consideration to become the next chairman of the Federal Reserve (“Fed”), as many investors had fretted that he might adopt a more maverick approach to monetary policy. Share benchmarks entered record territory once again when the Bernanke Fed surprisingly declined to reduce the pace of its asset purchases, but progress thereafter proved more difficult as traders wondered what sources of economic languor might have prompted the hesitation to taper. One factor that came into clearer focus as the U.S. fiscal year drew to a close at the end of the third quarter was the lack of congressional agreement on budget authority and raising the debt ceiling. U.S. stocks limped into the end of September, likely weighed down by rebalancing pressures as well, but the S&P 500 still advanced 3.1% for the month and 5.2% for the full third quarter. These thoroughly respectable results only seemed less than satisfying in comparison with overseas figures, as the MSCI EAFE® Index (“EAFE”) of developed market equities outside the U.S. jumped 7.4% in September and 11.6% for the third quarter as a whole. The improved tenor of European activity and political wrangling in the U.S. seemed to resonate with investors, but on a year-to-date basis, U.S. equities are still ahead. The S&P 500 has returned 19.8% since the start of the year, while EAFE has only advanced 16.1% over the same period.

Q.	What were the primary drivers behind Fund performance?

A.	During the past 12 months, sector performance in the S&P 500 reflected a growing preference for themes

S&P 500 Index Fund	(Unaudited)

that would benefit from healthier economic growth. Even though U.S. indicators painted a mixed picture, and the failure of the Fed to taper asset purchases corroborated at least a mildly cautious view of U.S. activity, the better tone to European and Asian prospects wound up benefiting cyclical plays. The top three S&P sectors in the past 12 months were consumer discretionary, financials, and industrials, each outpacing the full S&P 500 by more than ten percent. The only other outperformer was health care. Four of ten S&P sectors have gained more than 20% in the past 12 months, with a 31.9% surge for consumer discretionary leading the way. Financials was not far behind at 30.22%, while recent strength in the industrials lifted return to 28.52%, good enough to overtake the 28.33% advance achieved by the health care sector since the start of the year.

Telecommunication services were among the lagging groups in the past 12 months and the only sector with negative return. Earnings reports from the major carriers revealed a need for greater investment costs to maintain their networks. Information technology and utilities faced greater struggles, achieving relatively small positive returns for the twelve-month period making it the only two S&P 500 sectors in single digits. A rebound in commodity prices likely provoked cost worries for utilities, but even more problematic were rising bond yields, which made their income features and defensive characteristics less appealing.

S&P 500 Index Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2013.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2013 - September 30, 2013

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	1,081.80	0.78
Service Class	1,000.00	1,080.80	2.09
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,024.32	0.76
Service Class	1,000.00	1,023.06	2.03

*	Expenses are equal to the Fund’s annualized expense ratio of 0.15% for Investment Class shares and 0.40% for Service Class shares (for the period April 1, 2013 - September 30, 2013), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

S&P 500 Index Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the S&P 500® Composite Stock Index (S&P 500® Index). The Fund seeks to replicate the return of the S&P 500® Index while holding transaction costs low and minimizing portfolio turnover.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2013

	One Year	Five Year	Ten Year
Number of funds in peer group	1,595	1,401	1,128
Peer group average annual total return	20.24%	9.09%	6.83%

Morningstar Category in peer group: Large Blend

Top Ten Largest Holdings as of September 30, 2013

(as a % of Fair Value) (b)(c)

Apple Inc.	2.73%
Exxon Mobil Corp.	2.40%
Microsoft Corp.	1.59%
Johnson & Johnson	1.55%
General Electric Co.	1.54%
Google Inc.	1.53%
Chevron Corp.	1.48%
The Procter & Gamble Co.	1.32%
Berkshire Hathaway Inc.	1.31%
Wells Fargo & Co.	1.27%

Sector Allocation as of September 30, 2013

Portfolio composition as a % of Fair Value of $48,513

(in thousands) as of September 30, 2013 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2013

Investment Class Shares (Inception date: 11/25/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
S&P 500 Index Fund	19.11%	9.99%	7.46%	$20,529
S&P 500 Index	19.34%	10.02%	7.57%	$20,737

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2013

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Since Inception	Ending Value of a $10,000 Investment (a)
S&P 500 Index Fund	18.81%	9.67%	5.87%	$15,788
S&P 500 Index	19.34%	10.02%	6.24%	$16,224

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

S&P 500 Index Fund

Schedule of Investments	September 30, 2013

S&P 500 Index Fund

	Number of Shares	Fair Value

Common Stock — 94.4%†

Advertising — 0.2%

Omnicom Group Inc.	818	$51,894
The Interpublic Group of Companies Inc.	1,248	21,441
		73,335

Aerospace & Defense — 2.5%

General Dynamics Corp.	997	87,257
Honeywell International Inc.	2,385	198,050
L-3 Communications Holdings Inc.	271	25,609
Lockheed Martin Corp.	802	102,295
Northrop Grumman Corp.	707	67,349
Precision Castparts Corp.	439	99,758
Raytheon Co.	1,009	77,764
Rockwell Collins Inc.	393	26,669
Textron Inc.	850	23,469
The Boeing Co.	2,068	242,990
United Technologies Corp.	2,663	287,125
		1,238,335

Agricultural Products — 0.2%

Archer-Daniels-Midland Co.	2,037	75,043

Air Freight & Logistics — 0.8%

CH Robinson Worldwide Inc.	479	28,529
Expeditors International of Washington Inc.	742	32,693
FedEx Corp.	975	111,257
United Parcel Service Inc.	2,227	203,481
		375,960

Airlines — 0.2%

Delta Air Lines Inc.	2,500	58,975
Southwest Airlines Co.	2,021	29,426
		88,401

Aluminum — 0.1%

Alcoa Inc.	3,160	25,659

Apparel Retail — 0.6%

Abercrombie & Fitch Co.	224	7,923
L Brands Inc.	702	42,892
Ross Stores Inc.	698	50,814
The Gap Inc.	938	37,783
TJX Companies Inc.	2,175	122,648
Urban Outfitters Inc.	318	11,693	(a	)
		273,753

Apparel, Accessories & Luxury Goods — 0.4%

Coach Inc.	843	45,969
Fossil Group Inc.	140	16,273	(a	)
PVH Corp.	227	26,943

	Number of Shares	Fair Value

Ralph Lauren Corp.	185	$30,475
VF Corp.	275	54,739
		174,399

Application Software — 0.6%

Adobe Systems Inc.	1,498	77,806	(a	)
Autodesk Inc.	790	32,524	(a	)
Citrix Systems Inc.	614	43,355	(a	)
Intuit Inc.	840	55,700
Salesforce.com Inc.	1,704	88,455	(a	)
		297,840

Asset Management & Custody Banks — 1.2%

Ameriprise Financial Inc.	624	56,834
BlackRock Inc.	375	101,483
Franklin Resources Inc.	1,280	64,704
Invesco Ltd.	1,380	44,022
Legg Mason Inc.	299	9,999
Northern Trust Corp.	682	37,094
State Street Corp.	1,420	93,365	(e	)
T Rowe Price Group Inc.	780	56,105
The Bank of New York Mellon Corp.	3,481	105,091
		568,697

Auto Parts & Equipment — 0.4%

BorgWarner Inc.	351	35,588
Delphi Automotive PLC	900	52,578
Johnson Controls Inc.	2,054	85,241
		173,407

Automobile Manufacturers — 0.6%

Ford Motor Co.	12,180	205,477
General Motors Co.	2,900	104,313	(a	)
		309,790

Automotive Retail — 0.3%

AutoNation Inc.	103	5,374	(a	)
AutoZone Inc.	113	47,768	(a	)
CarMax Inc.	682	33,057	(a	)
O’Reilly Automotive Inc.	355	45,294	(a	)
		131,493

Biotechnology — 2.3%

Alexion Pharmaceuticals Inc.	588	68,302	(a	)
Amgen Inc.	2,275	254,664
Biogen Idec Inc.	703	169,254	(a	)
Celgene Corp.	1,247	191,951	(a	)
Gilead Sciences Inc.	4,722	296,730	(a	)
Regeneron Pharmaceuticals Inc.	225	70,396	(a	)
Vertex Pharmaceuticals Inc.	700	53,074	(a	)
		1,104,371

Brewers — 0.1%

Molson Coors Brewing Co.	506	25,366

Broadcasting — 0.4%

CBS Corp.	1,782	98,295
Discovery Communications Inc.	740	62,471	(a	)

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2013

	Number of Shares	Fair Value

Scripps Networks Interactive Inc.	232	$18,121
		178,887

Building Products — 0.1%

Masco Corp.	1,314	27,962

Cable & Satellite — 1.2%

Cablevision Systems Corp.	588	9,902
Comcast Corp.	8,165	368,650
DIRECTV	1,724	103,009	(a	)
Time Warner Cable Inc.	954	106,466
		588,027

Casinos & Gaming — 0.1%

International Game Technology	766	14,501
Wynn Resorts Ltd.	225	35,552
		50,053

Coal & Consumable Fuels — 0.1%

CONSOL Energy Inc.	760	25,574
Peabody Energy Corp.	691	11,920
		37,494

Commodity Chemicals — 0.2%

LyondellBasell Industries N.V.	1,340	98,128

Communications Equipment — 1.8%

Cisco Systems Inc.	16,510	386,664	(h	)
F5 Networks Inc.	307	26,328	(a	)
Harris Corp.	325	19,273
JDS Uniphase Corp.	579	8,517	(a	)
Juniper Networks Inc.	1,761	34,974	(a	)
Motorola Solutions Inc.	802	47,623
Qualcomm Inc.	5,295	356,671
		880,050

Computer & Electronics Retail — 0.1%

Best Buy Company Inc.	850	31,875
GameStop Corp.	361	17,924
		49,799

Computer Hardware — 3.1%

Apple Inc.	2,776	1,323,458
Dell Inc.	4,578	63,039
Hewlett-Packard Co.	5,829	122,292
		1,508,789

Computer Storage & Peripherals — 0.7%

EMC Corp.	6,572	167,980
NetApp Inc.	1,039	44,282
SanDisk Corp.	766	45,585
Seagate Technology PLC	1,000	43,740
Western Digital Corp.	693	43,936
		345,523

Construction & Engineering — 0.2%

Fluor Corp.	514	36,473
Jacobs Engineering Group Inc.	383	22,283	(a	)

	Number of Shares	Fair Value

Quanta Services Inc.	552	$15,186	(a	)
		73,942

Construction & Farm Machinery — 0.9%

Caterpillar Inc.	2,050	170,909
Cummins Inc.	551	73,211
Deere & Co.	1,165	94,819
Joy Global Inc.	351	17,915
PACCAR Inc.	1,117	62,172
		419,026

Construction Materials — 0.0%*

Vulcan Materials Co.	430	22,278

Consumer Electronics — 0.1%

Garmin Ltd.	300	13,557
Harman International Industries Inc.	178	11,789
		25,346

Consumer Finance — 0.9%

American Express Co.	2,958	223,388	(h	)
Capital One Financial Corp.	1,843	126,688
Discover Financial Services	1,474	74,496
SLM Corp.	1,346	33,515
		458,087

Data Processing & Outsourced Services — 1.7%

Automatic Data Processing Inc.	1,452	105,096
Computer Sciences Corp.	482	24,939
Fidelity National Information Services Inc.	984	45,697
Fiserv Inc.	423	42,744	(a	)
Mastercard Inc.	314	211,253
Paychex Inc.	1,016	41,290
The Western Union Co.	1,614	30,117
Total System Services Inc.	413	12,150
Visa Inc.	1,631	311,684
		824,970

Department Stores — 0.2%

JC Penney Company Inc.	434	3,828	(a	)
Kohl’s Corp.	615	31,826
Macy’s Inc.	1,190	51,491
Nordstrom Inc.	428	24,054
		111,199

Distillers & Vintners — 0.2%

Beam Inc.	508	32,842
Brown-Forman Corp.	439	29,909
Constellation Brands Inc.	457	26,232	(a	)
		88,983

Distributors — 0.1%

Genuine Parts Co.	462	37,371

Diversified Chemicals — 0.9%

Eastman Chemical Co.	439	34,198

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2013

	Number of Shares	Fair Value

EI du Pont de Nemours & Co.	2,785	$163,090
FMC Corp.	432	30,983
PPG Industries Inc.	434	72,504
The Dow Chemical Co.	3,798	145,843
		446,618

Diversified Financial Services — 4.8%

Bank of America Corp.	33,255	458,919	(h	)
Citigroup Inc.	9,405	456,237
Comerica Inc.	513	20,166
JPMorgan Chase & Co.	11,633	601,310
U.S. Bancorp	5,742	210,042
Wells Fargo & Co.	14,856	613,850
		2,360,524

Diversified Metals & Mining — 0.2%

Freeport-McMoRan Copper & Gold Inc.	3,251	107,543

Diversified REITs — 0.1%

Vornado Realty Trust	487	40,937

Diversified Support Services — 0.1%

Cintas Corp.	288	14,746
Iron Mountain Inc.	575	15,536
		30,282

Drug Retail — 0.7%

CVS Caremark Corp.	3,759	213,323
Walgreen Co.	2,667	143,485
		356,808

Electric Utilities — 1.7%

American Electric Power Company Inc.	1,457	63,161
Duke Energy Corp.	2,199	146,849
Edison International	1,005	46,290
Entergy Corp.	590	37,282
Exelon Corp.	2,561	75,908
FirstEnergy Corp.	1,366	49,791
NextEra Energy Inc.	1,268	101,643
Northeast Utilities	997	41,126
Pepco Holdings Inc.	776	14,325
Pinnacle West Capital Corp.	378	20,692
PPL Corp.	2,021	61,398
The Southern Co.	2,686	110,609
Xcel Energy Inc.	1,554	42,906
		811,980

Electrical Components & Equipment — 1.0%

AMETEK Inc.	700	32,214
Amphenol Corp.	461	35,672
Corning Inc.	4,622	67,435
Eaton Corp. PLC	1,412	97,202
Emerson Electric Co.	2,250	145,575
Rockwell Automation Inc.	426	45,557

	Number of Shares	Fair Value

Roper Industries Inc.	323	$42,917
		466,572

Electronic Equipment & Instruments — 0.0%*

FLIR Systems Inc.	408	12,811

Electronic Manufacturing Services — 0.2%

Jabil Circuit Inc.	502	10,883
Molex Inc.	355	13,675
TE Connectivity Ltd.	1,293	66,951
		91,509

Environmental & Facilities Services — 0.2%

Republic Services Inc.	890	29,691
Stericycle Inc.	251	28,965	(a	)
Waste Management Inc.	1,321	54,478
		113,134

Fertilizers & Agricultural Chemicals — 0.5%

CF Industries Holdings Inc.	182	38,371
Monsanto Co.	1,695	176,907
The Mosaic Co.	870	37,428
		252,706

Food Distributors — 0.1%

Sysco Corp.	1,823	58,026

Food Retail — 0.3%

Safeway Inc.	643	20,570
The Kroger Co.	1,548	62,446
Whole Foods Market Inc.	1,050	61,425
		144,441

Footwear — 0.3%

NIKE Inc.	2,259	164,094

Gas Utilities — 0.1%

AGL Resources Inc.	300	13,809
ONEOK Inc.	587	31,299
		45,108

General Merchandise Stores — 0.5%

Dollar General Corp.	900	50,814	(a	)
Dollar Tree Inc.	695	39,726	(a	)
Family Dollar Stores Inc.	312	22,471
Target Corp.	1,941	124,185
		237,196

Gold — 0.1%

Newmont Mining Corp.	1,496	42,038

Healthcare Distributors — 0.4%

AmerisourceBergen Corp.	699	42,709
Cardinal Health Inc.	1,111	57,939
McKesson Corp.	700	89,810
Patterson Companies Inc.	245	9,849
		200,307

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2013

	Number of Shares	Fair Value

Healthcare Equipment — 1.9%

Abbott Laboratories	4,874	$161,768	(h	)
Baxter International Inc.	1,626	106,812
Becton Dickinson and Co.	573	57,311
Boston Scientific Corp.	3,901	45,798	(a	)
CareFusion Corp.	770	28,413	(a	)
Covidien PLC	1,410	85,925
CR Bard Inc.	219	25,229
Edwards Lifesciences Corp.	318	22,142	(a	)
Intuitive Surgical Inc.	121	45,529	(a	)
Medtronic Inc.	3,114	165,821
St Jude Medical Inc.	840	45,058
Stryker Corp.	936	63,264
Varian Medical Systems Inc.	299	22,344	(a	)
Zimmer Holdings Inc.	490	40,249
		915,663

Healthcare Facilities — 0.0%*

Tenet Healthcare Corp.	312	12,851	(a	)

Healthcare Services — 0.5%

DaVita Healthcare Partners Inc.	488	27,767	(a	)
Express Scripts Holding Co.	2,540	156,921	(a	)
Laboratory Corporation of America Holdings	256	25,380	(a	)
Quest Diagnostics Inc.	451	27,868
		237,936

Healthcare Supplies — 0.0%*

DENTSPLY International Inc.	559	24,266

Healthcare Technology — 0.1%

Cerner Corp.	924	48,556	(a	)

Home Building — 0.1%

DR Horton Inc.	717	13,931
Lennar Corp.	503	17,806
PulteGroup Inc.	1,260	20,790
		52,527

Home Entertainment Software — 0.0%*

Electronic Arts Inc.	849	21,692	(a	)

Home Furnishing Retail — 0.1%

Bed Bath & Beyond Inc.	667	51,599	(a	)

Home Furnishings — 0.0%*

Leggett & Platt Inc.	365	11,005

Home Improvement Retail — 1.0%

Lowe’s Companies Inc.	3,293	156,780
The Home Depot Inc.	4,519	342,766
		499,546

	Number of Shares	Fair Value

Hotels, Resorts & Cruise Lines — 0.3%

Carnival Corp.	1,377	$44,945
Marriott International Inc.	750	31,545
Starwood Hotels & Resorts Worldwide Inc.	618	41,066
Wyndham Worldwide Corp.	416	25,364
		142,920

Household Appliances — 0.1%

Whirlpool Corp.	255	37,342

Household Products — 1.9%

Colgate-Palmolive Co.	2,718	161,177
Kimberly-Clark Corp.	1,158	109,107
The Clorox Co.	377	30,809
The Procter & Gamble Co.	8,465	639,869
		940,962

Housewares & Specialties — 0.1%

Newell Rubbermaid Inc.	943	25,932

Human Resource & Employment Services — 0.0%*

Robert Half International Inc.	375	14,636

Hypermarkets & Super Centers — 1.1%

Costco Wholesale Corp.	1,399	161,053
Wal-Mart Stores Inc.	5,058	374,090
		535,143

Independent Power Producers & Energy Traders — 0.1%

AES Corp.	2,077	27,603
NRG Energy Inc.	964	26,346
		53,949

Industrial Conglomerates — 2.3%

3M Co.	1,923	229,625
Danaher Corp.	1,758	121,865
General Electric Co.	31,273	747,112	(h,l	)
		1,098,602

Industrial Gases — 0.4%

Air Products & Chemicals Inc.	684	72,894
Airgas Inc.	178	18,877
Praxair Inc.	886	106,506
		198,277

Industrial Machinery — 0.8%

Dover Corp.	540	48,508
Flowserve Corp.	429	26,765
Illinois Tool Works Inc.	1,267	96,634
Ingersoll-Rand PLC	831	53,965
Pall Corp.	358	27,580
Parker Hannifin Corp.	464	50,446
Pentair Ltd.	588	38,185
Snap-on Inc.	149	14,826

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2013

	Number of Shares	Fair Value

Stanley Black & Decker Inc.	475	$43,021
Xylem Inc.	470	13,127
		413,057

Industrial REITs — 0.1%

Prologis Inc.	1,476	55,527

Insurance Brokers — 0.3%

Aon PLC	1,003	74,663
Marsh & McLennan Companies Inc.	1,649	71,814
		146,477

Integrated Oil & Gas — 4.5%

Chevron Corp.	5,920	719,280
Exxon Mobil Corp.	13,551	1,165,928	(h	)
Hess Corp.	943	72,932
Occidental Petroleum Corp.	2,495	233,382
		2,191,522

Integrated Telecommunication Services — 2.2%

AT&T Inc.	16,534	559,180	(h	)
CenturyLink Inc.	1,878	58,932
Frontier Communications Corp.	2,541	10,596
Verizon Communications Inc.	8,869	413,827
Windstream Holdings Inc.	1,695	13,560
		1,056,095

Internet Retail — 1.3%

Amazon.com Inc.	1,149	359,223	(a	)
Expedia Inc.	254	13,155
Netflix Inc.	166	51,329	(a	)
priceline.com Inc.	159	160,741	(a	)
TripAdvisor Inc.	354	26,847	(a	)
		611,295

Internet Software & Services — 2.2%

Akamai Technologies Inc.	568	29,366	(a	)
eBay Inc.	3,669	204,693	(a	)
Google Inc.	850	744,523	(a	)
VeriSign Inc.	430	21,883	(a	)
Yahoo! Inc.	2,867	95,070	(a	)
		1,095,535

Investment Banking & Brokerage — 0.8%

E*TRADE Financial Corp.	1,011	16,681	(a	)
Morgan Stanley	4,217	113,648
The Charles Schwab Corp.	3,311	69,995
The Goldman Sachs Group Inc.	1,301	205,831
		406,155

IT Consulting & Other Services — 1.7%

Accenture PLC	1,976	145,512
Cognizant Technology Solutions Corp.	906	74,401	(a	)
International Business Machines Corp.	3,194	591,465	(h	)
Teradata Corp.	466	25,835	(a	)
		837,213

	Number of Shares	Fair Value

Leisure Products — 0.1%

Hasbro Inc.	432	$20,364
Mattel Inc.	1,045	43,744
		64,108

Life & Health Insurance — 1.0%

Aflac Inc.	1,404	87,034
Lincoln National Corp.	800	33,592
MetLife Inc.	3,364	157,940
Principal Financial Group Inc.	820	35,112
Prudential Financial Inc.	1,392	108,548
Torchmark Corp.	245	17,726
Unum Group	786	23,926
		463,878

Life Sciences Tools & Services — 0.5%

Agilent Technologies Inc.	1,085	55,606
Life Technologies Corp.	556	41,605	(a	)
PerkinElmer Inc.	288	10,872
Thermo Fisher Scientific Inc.	1,070	98,601
Waters Corp.	334	35,474	(a	)
		242,158

Managed Healthcare — 1.0%

Aetna Inc.	1,158	74,135
Cigna Corp.	899	69,097
Humana Inc.	457	42,652
UnitedHealth Group Inc.	3,148	225,428
WellPoint Inc.	889	74,330
		485,642

Metal & Glass Containers — 0.1%

Ball Corp.	429	19,254
Owens-Illinois Inc.	419	12,578	(a	)
		31,832

Motorcycle Manufacturers — 0.1%

Harley-Davidson Inc.	703	45,161

Movies & Entertainment — 1.7%

The Walt Disney Co.	5,147	331,930
Time Warner Inc.	2,876	189,269
Twenty-First Century Fox Inc.	6,148	205,958
Viacom Inc.	1,391	116,260
		843,417

Multi-Line Insurance — 0.7%

American International Group Inc.	4,593	223,358
Assurant Inc.	246	13,309
Genworth Financial Inc.	1,612	20,617	(a	)
Hartford Financial Services Group Inc.	1,461	45,466
Loews Corp.	971	45,385
		348,135

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2013

	Number of Shares	Fair Value

Multi-Sector Holdings — 1.4%

Berkshire Hathaway Inc.	5,600	$635,656	(a	)
Leucadia National Corp.	859	23,399
		659,055

Multi-Utilities — 1.1%

Ameren Corp.	709	24,702
CenterPoint Energy Inc.	1,287	30,849
CMS Energy Corp.	744	19,582
Consolidated Edison Inc.	918	50,619
Dominion Resources Inc.	1,819	113,651
DTE Energy Co.	546	36,025
Integrys Energy Group Inc.	199	11,122
NiSource Inc.	914	28,234
PG&E Corp.	1,323	54,137
Public Service Enterprise Group Inc.	1,607	52,919
SCANA Corp.	377	17,357
Sempra Energy	682	58,379
TECO Energy Inc.	549	9,080
Wisconsin Energy Corp.	697	28,145
		534,801

Office Electronics — 0.1%

Xerox Corp.	3,577	36,807

Office REITs — 0.1%

Boston Properties Inc.	458	48,960

Office Services & Supplies — 0.0%*

Avery Dennison Corp.	270	11,750
Pitney Bowes Inc.	520	9,459
		21,209

Oil & Gas Drilling — 0.3%

Diamond Offshore Drilling Inc.	177	11,031
Ensco PLC	667	35,851
Helmerich & Payne Inc.	373	25,718
Nabors Industries Ltd.	734	11,788
Noble Corp.	748	28,252
Rowan Companies PLC	325	11,934	(a	)
		124,574

Oil & Gas Equipment & Services — 1.5%

Baker Hughes Inc.	1,325	65,058
Cameron International Corp.	789	46,054	(a	)
FMC Technologies Inc.	698	38,683	(a	)
Halliburton Co.	2,683	129,186
National Oilwell Varco Inc.	1,308	102,168
Schlumberger Ltd.	4,123	364,308
		745,457

Oil & Gas Exploration & Production — 2.5%

Anadarko Petroleum Corp.	1,590	147,854
Apache Corp.	1,171	99,699
Cabot Oil & Gas Corp.	1,268	47,322
Chesapeake Energy Corp.	1,649	42,676

	Number of Shares	Fair Value

ConocoPhillips	3,709	$257,813
Denbury Resources Inc.	1,014	18,668	(a	)
Devon Energy Corp.	1,151	66,482
EOG Resources Inc.	813	137,625
EQT Corp.	449	39,835
Marathon Oil Corp.	2,123	74,050
Murphy Oil Corp.	595	35,890
Newfield Exploration Co.	338	9,251	(a	)
Noble Energy Inc.	1,080	72,371
Pioneer Natural Resources Co.	428	80,806
QEP Resources Inc.	451	12,488
Range Resources Corp.	548	41,588
Southwestern Energy Co.	1,097	39,909	(a	)
WPX Energy Inc.	500	9,630	(a	)
		1,233,957

Oil & Gas Refining & Marketing — 0.5%

Marathon Petroleum Corp.	976	62,776
Phillips 66	1,852	107,083
Tesoro Corp.	367	16,141
Valero Energy Corp.	1,660	56,689
		242,689

Oil & Gas Storage & Transportation — 0.4%

Kinder Morgan Inc.	1,960	69,717
Spectra Energy Corp.	2,010	68,803
The Williams Companies Inc.	2,042	74,247
		212,767

Packaged Foods & Meats — 1.4%

Campbell Soup Co.	666	27,113
ConAgra Foods Inc.	1,358	41,202
General Mills Inc.	1,936	92,773
Hormel Foods Corp.	354	14,910
Kellogg Co.	796	46,749
Kraft Foods Group Inc.	1,775	93,081
McCormick & Company Inc.	385	24,909
Mead Johnson Nutrition Co.	664	49,309
Mondelez International Inc.	5,595	175,795
The Hershey Co.	431	39,867
The JM Smucker Co.	342	35,924
Tyson Foods Inc.	906	25,622
		667,254

Paper Packaging — 0.1%

Bemis Company Inc.	269	10,494
MeadWestvaco Corp.	517	19,842
Sealed Air Corp.	598	16,260
		46,596

Paper Products — 0.1%

International Paper Co.	1,326	59,405

Personal Products — 0.2%

Avon Products Inc.	1,260	25,956
The Estee Lauder Companies Inc.	759	53,054
		79,010

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2013

	Number of Shares	Fair Value

Pharmaceuticals — 5.5%

AbbVie Inc.	4,798	$214,615
Actavis Inc.	501	72,144	(a	)
Allergan Inc.	877	79,325
Bristol-Myers Squibb Co.	4,976	230,289
Eli Lilly & Co.	3,071	154,563	(h	)
Forest Laboratories Inc.	748	32,007	(a	)
Hospira Inc.	537	21,061	(a	)
Johnson & Johnson	8,666	751,255	(h	)
Merck & Company Inc.	8,956	426,395
Mylan Inc.	1,121	42,789	(a	)
Perrigo Co.	262	32,326
Pfizer Inc.	20,535	589,560	(h	)
Zoetis Inc.	1,601	49,823
		2,696,152

Property & Casualty Insurance — 0.9%

ACE Ltd.	1,016	95,057
Cincinnati Financial Corp.	416	19,619
The Allstate Corp.	1,469	74,258
The Chubb Corp.	798	71,229
The Progressive Corp.	1,704	46,400
The Travelers Companies Inc.	1,181	100,113
XL Group PLC	923	28,447
		435,123

Publishing — 0.1%

Gannett Company Inc.	614	16,449
News Corp.	1,487	23,881	(a	)
The Washington Post Co.	13	7,948
		48,278

Railroads — 0.9%

CSX Corp.	3,060	78,765
Kansas City Southern	370	40,463
Norfolk Southern Corp.	943	72,941
Union Pacific Corp.	1,445	224,466
		416,635

Real Estate Services — 0.0%*

CBRE Group Inc.	951	21,997	(a	)

Regional Banks — 0.9%

BB&T Corp.	2,103	70,976
Fifth Third Bancorp	2,573	46,417
Huntington Bancshares Inc.	2,708	22,368
KeyCorp	3,027	34,508
M&T Bank Corp.	355	39,732
PNC Financial Services Group Inc.	1,676	121,426
Regions Financial Corp.	4,601	42,605
SunTrust Banks Inc.	1,671	54,174
Zions Bancorporation	469	12,860
		445,066

Research & Consulting Services — 0.1%

Equifax Inc.	397	23,761
Nielsen Holdings N.V.	600	21,870

	Number of Shares	Fair Value

The Dun & Bradstreet Corp.	126	$13,085
		58,716

Residential REITs — 0.2%

Apartment Investment & Management Co.	423	11,819
AvalonBay Communities Inc.	357	45,371
Equity Residential	993	53,195
		110,385

Restaurants — 1.3%

Chipotle Mexican Grill Inc.	87	37,297	(a	)
Darden Restaurants Inc.	348	16,109
McDonald’s Corp.	3,136	301,715
Starbucks Corp.	2,335	179,725
Yum! Brands Inc.	1,350	96,376
		631,222

Retail REITs — 0.4%

Kimco Realty Corp.	1,230	24,821
Simon Property Group Inc.	934	138,447
The Macerich Co.	400	22,576
		185,844

Security & Alarm Services — 0.2%

The ADT Corp.	690	28,056	(a	)
Tyco International Ltd.	1,483	51,875
		79,931

Semiconductor Equipment — 0.3%

Applied Materials Inc.	3,765	66,038
KLA-Tencor Corp.	485	29,512
Lam Research Corp.	566	28,974	(a	)
Teradyne Inc.	473	7,814	(a	)
		132,338

Semiconductors — 1.6%

Altera Corp.	941	34,967
Analog Devices Inc.	972	45,733
Broadcom Corp.	1,580	41,096
First Solar Inc.	139	5,589	(a	)
Intel Corp.	15,369	352,257	(h	)
Linear Technology Corp.	692	27,445
LSI Corp.	1,546	12,090
Microchip Technology Inc.	572	23,046
Micron Technology Inc.	3,277	57,249	(a	)
NVIDIA Corp.	1,776	27,634
Texas Instruments Inc.	3,499	140,905
Xilinx Inc.	757	35,473
		803,484

Soft Drinks — 1.9%

Coca-Cola Enterprises Inc.	830	33,374
Dr Pepper Snapple Group Inc.	565	25,323
Monster Beverage Corp.	400	20,900	(a	)
PepsiCo Inc.	4,774	379,533
The Coca-Cola Co.	11,854	449,030	(h	)
		908,160

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2013

	Number of Shares	Fair Value

Specialized Consumer Services — 0.0%*

H&R Block Inc.	779	$20,768

Specialized Finance — 0.5%

CME Group Inc.	959	70,851
IntercontinentalExchange Inc.	210	38,098	(a	)
McGraw Hill Financial Inc.	809	53,062
Moody’s Corp.	606	42,620
NYSE Euronext	767	32,199
The NASDAQ OMX Group Inc.	291	9,338
		246,168

Specialized REITs — 0.9%

American Tower Corp.	1,183	87,696
HCP Inc.	1,361	55,733
Healthcare REIT Inc.	886	55,269
Host Hotels & Resorts Inc.	2,384	42,125
Plum Creek Timber Company Inc.	513	24,024
Public Storage	433	69,518
Ventas Inc.	916	56,334
Weyerhaeuser Co.	1,707	48,871
		439,570

Specialty Chemicals — 0.4%

Ecolab Inc.	798	78,810
International Flavors & Fragrances Inc.	305	25,102
Sigma-Aldrich Corp.	350	29,855
The Sherwin-Williams Co.	251	45,727
		179,494

Specialty Stores — 0.2%

PetSmart Inc.	300	22,878
Staples Inc.	2,128	31,175
Tiffany & Co.	380	29,116
		83,169

Steel — 0.1%

Allegheny Technologies Inc.	271	8,271
Cliffs Natural Resources Inc.	369	7,564
Nucor Corp.	1,004	49,216
United States Steel Corp.	367	7,557
		72,608

Systems Software — 2.5%

CA Inc.	969	28,750
Microsoft Corp.	23,115	769,961	(h	)
Oracle Corp.	10,913	361,984
Red Hat Inc.	548	25,285	(a	)
Symantec Corp.	2,229	55,168
		1,241,148

Thrifts & Mortgage Finance — 0.1%

Hudson City Bancorp Inc.	1,345	12,172
People’s United Financial Inc.	961	13,819
		25,991

	Number of Shares	Fair Value

Tires & Rubber — 0.0%*

The Goodyear Tire & Rubber Co.	623	$13,986	(a	)

Tobacco — 1.5%
Altria Group Inc.	6,273	215,478	(h	)
Lorillard Inc.	1,095	49,034
Philip Morris International Inc.	5,041	436,500
Reynolds American Inc.	954	46,536
		747,548

Trading Companies & Distributors — 0.2%

Fastenal Co.	825	41,456
WW Grainger Inc.	171	44,753
		86,209

Trucking — 0.0%*

Ryder System Inc.	131	7,821

Wireless Telecommunication Services — 0.1%

Crown Castle International Corp.	881	64,339	(a	)

Total Common Stock (Cost $33,819,862)		45,919,699

Short-Term Investments — 5.3%
GE Institutional Money Market Fund - Investment Class 0.00% (Cost $2,592,810)		2,592,810	(d,k	)

Total Investments (Cost $36,412,672)		48,512,509

Other Assets and Liabilities, net — 0.3%		162,687

NET ASSETS — 100.0%		$48,675,196

Other Information:

The Fund had the following long futures contracts open at September 30, 2013:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Depreciation
S&P 500 Emini Index Futures	December 2013	34	$2,846,310	$(28,730)

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Large-Cap Core Equity Fund	(Unaudited)

Stephen V. Gelhaus

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The U.S. Large-Cap Core Equity Fund is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus’ trade decisions. See portfolio managers’ biographical information beginning on page 133.

Q.	How did the GE Institutional U.S. Large-Cap Core Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2013?

A.	For the twelve-month period ended September 30, 2013, the GE Institutional U.S. Large-Cap Core Equity Fund returned 22.84% for the Investment Class shares and 22.56% for the Service Class shares. The Fund’s benchmark, the S&P 500 Index returned 19.34% and the Fund’s Morningstar peer group of 1,595 US Large Blend funds returned an average of 20.24% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	The U.S. stock rally in the last twelve months was underpinned by improving economic fundamentals — including employment, housing and manufacturing — which improved consumer confidence. Massive monetary stimulus, in the form of Federal Reserve open-market bond buying (“QE3”), contributed to the equity market strength. As such, more economically-sensitive market sectors have outperformed, including consumer discretionary (+31%), financials (+30%) and industrials (+28%).

As the economy strengthened, investors began to debate the Federal Reserve’s timeline for removing its stimulus, and
“taper” speculation added volatility. Interest rates rose, creating concern that rising bond yields could provide competition for the higher-yielding, more stable stocks. In this environment, the richly-valued defensive sectors lagged the market, including consumer staples (+14%), telecommunications (-1%) and utilities (+7%). This advantaged the Fund as all three sectors were underweighted for valuation reasons. In sum, the Fund benefited from our view that more attractive opportunities lied in the cyclical sectors of the market.

Q.	What were the primary drivers behind Fund performance?

A.	Stock selection was strong across the Fund with positive contributions from eight out of ten S&P 500 sectors. We are pleased with this result, as it shows that our focus on larger weightings in our higher-conviction stocks paid off. Regarding sector allocation, the Fund was well positioned to take advantage of the outperformance of the cyclical sectors, and was overweighted in both the high-returning financial and industrial sectors.

The Fund successfully navigated the volatile energy sector, underweighting integrated oil majors while overweighting outperforming global exploration and production companies. In addition, we had an overweight in global oil service companies where spending trends are just starting to accelerate. Within consumer discretionary, our stock selection in autos and media paid off significantly, given the high returns generated in both industries.

Among performance detractors were some specific technology holdings tied to the communications end market. Within health care, an underweight in biotechnology companies hurt our returns versus the S&P 500. Our relative value discipline has limited our exposure to this high-performing stock group.

U.S. Large-Cap Core Equity Fund	(Unaudited)

Q.	Were there any significant changes in the Fund during the period?

A.	We consistently applied our relative value approach during the year. We invest on a stock-by-stock basis in companies with attractive valuations, improving business mix, and strong management teams. Over the past several years, we have placed increased weight on free cash flow, and have emphasized the highest-conviction holdings that are endorsed by our research team. We regularly monitor the number of large overweights (i.e., a position size 1.5% or greater relative to the weight of the stock in the S&P 500). We believe this top-holding emphasis has been instrumental in the Fund’s improved stock selection and relative performance this year.

In terms of positioning, the Fund increased its overweight exposures in the health care, energy and consumer discretionary sectors as we found several attractively valued stocks in these sectors.

Due to strong relative performance, we took profits in many industrials holdings and went from an overweight to an underweight positioning at the end of the period. The Fund also moved to an underweight in information technology, given our view that enterprise spending will experience limited growth, especially for proprietary hardware.

U.S. Large-Cap Core Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2013.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2013 - September 30, 2013

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	1,103.30	2.32
Service Class	1,000.00	1,102.00	3.64
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,022.86	2.23
Service Class	1,000.00	1,021.61	3.50

*	Expenses are equal to the Fund’s annualized expense ratio of 0.44% for Investment Class shares and 0.69% for Service Class shares (for the period April 1, 2013 - September 30, 2013), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

U.S. Large-Cap Core Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities of large-capitalization U.S. companies, such as common and preferred stocks. The Fund invests in U.S. large-cap companies (meaning companies with a market capitalization of $8 billion or more) that the portfolio managers believe are undervalued by the market but have solid growth prospects.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2013

	One Year	Five Year	Ten Year
Number of funds in peer group	1,595	1,401	1,128
Peer group average annual total return	20.24%	9.09%	6.83%

Morningstar Category in peer group: Large Blend

Top Ten Largest Holdings as of September 30, 2013

as a % of Fair Value (b)(c)

Johnson & Johnson	2.82%
Pfizer Inc.	2.75%
Wells Fargo & Co.	2.67%
Chevron Corp.	2.33%
Qualcomm Inc.	2.32%
Comcast Corp.	2.31%
Cisco Systems Inc.	2.28%
PepsiCo Inc.	2.08%
American International Group Inc.	2.04%
Occidental Petroleum Corp.	2.03%

Sector Allocation as of September 30, 2013

Portfolio composition as a % of Fair Value of $94,147 (in thousands) as of September 30, 2013 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2013

Investment Class Shares (Inception date: 2/2/00)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
U.S. Large-Cap Core Equity Fund	22.84%	9.23%	8.37%	$22,333
S&P 500 Index	19.34%	10.02%	7.57%	$20,737

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2013

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Since Inception	Ending Value of a $10,000 Investment (a)
U.S. Large-Cap Core Equity Fund	22.56%	8.95%	7.12%	$17,331
S&P 500 Index	19.34%	10.02%	6.24%	$16,224

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

U.S. Large-Cap Core Equity Fund

Schedule of Investments	September 30, 2013

U.S. Large-Cap Core Equity Fund

	Number of Shares	Fair Value

Common Stock — 94.6%†

Advertising — 1.7%

Omnicom Group Inc.	12,886	$817,488
The Interpublic Group of Companies Inc.	45,766	786,260
		1,603,748

Aerospace & Defense — 3.0%

Honeywell International Inc.	19,992	1,660,136
The Boeing Co.	10,237	1,202,847
		2,862,983

Agricultural Products — 1.4%

Archer-Daniels-Midland Co.	34,927	1,286,711

Asset Management & Custody Banks — 2.8%

Ameriprise Financial Inc.	16,741	1,524,770
Invesco Ltd.	34,445	1,098,796
		2,623,566

Auto Parts & Equipment — 1.2%

TRW Automotive Holdings Corp.	16,259	1,159,429	(a)

Automobile Manufacturers — 1.6%

Ford Motor Co.	87,919	1,483,194

Automotive Retail — 1.5%

AutoZone Inc.	3,324	1,405,155	(a)

Biotechnology — 2.0%

Amgen Inc.	16,861	1,887,420

Broadcasting — 0.7%

CBS Corp.	12,044	664,347

Cable & Satellite — 2.3%

Comcast Corp.	48,175	2,175,101

Commodity Chemicals — 1.6%

LyondellBasell Industries N.V.	20,474	1,499,311

Communications Equipment — 4.6%

Cisco Systems Inc.	91,532	2,143,679	(h)
Qualcomm Inc.	32,397	2,182,262
		4,325,941

Computer Hardware — 1.6%

Apple Inc.	3,252	1,550,391	(h)

	Number of Shares	Fair Value

Computer Storage & Peripherals — 1.8%

EMC Corp.	66,240	$1,693,094

Construction & Farm Machinery — 1.7%

Cummins Inc.	5,420	720,156
Deere & Co.	10,839	882,186
		1,602,342

Consumer Finance — 1.2%

American Express Co.	14,453	1,091,491

Department Stores — 0.8%

Macy’s Inc.	18,065	781,673

Diversified Chemicals — 0.4%

PPG Industries Inc.	2,409	402,448

Diversified Financial Services — 6.0%

Citigroup Inc.	32,518	1,577,448
JPMorgan Chase & Co.	30,711	1,587,452
Wells Fargo & Co.	60,941	2,518,082
		5,682,982

Drug Retail — 1.9%

CVS Caremark Corp.	31,674	1,797,499

Electric Utilities — 0.9%

NextEra Energy Inc.	10,839	868,854

Electrical Components & Equipment — 0.8%

Eaton Corp. PLC	10,237	704,715

General Merchandise Stores — 0.9%

Dollar General Corp.	15,176	856,837	(a)

Healthcare Distributors — 1.5%

Cardinal Health Inc.	27,701	1,444,607

Healthcare Equipment — 1.0%

Covidien PLC	3,614	220,237
Medtronic Inc.	8,672	461,784
Stryker Corp.	3,613	244,203
		926,224

Healthcare Services — 0.8%

Express Scripts Holding Co.	11,441	706,825	(a)

Home Improvement Retail — 0.7%

Lowe’s Companies Inc.	13,850	659,398

Household Products — 0.5%

Energizer Holdings Inc.	4,817	439,070

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Large-Cap Core Equity Fund

Schedule of Investments	September 30, 2013

	Number of Shares	Fair Value

Independent Power Producers & Energy Traders — 1.9%

AES Corp.	48,175	$640,246
Calpine Corp.	37,335	725,419	(a)
NRG Energy Inc.	16,259	444,358
		1,810,023

Industrial Machinery — 0.1%

Dover Corp.	1,204	108,155

Integrated Oil & Gas — 6.1%

Chevron Corp.	18,065	2,194,897
Exxon Mobil Corp.	4,215	362,659	(h)
Hess Corp.	16,861	1,304,030
Occidental Petroleum Corp.	20,474	1,915,138
		5,776,724

Integrated Telecommunication Services — 1.0%

Verizon Communications Inc.	19,871	927,181

Internet Software & Services — 1.6%

Google Inc.	1,734	1,518,828	(a)

IT Consulting & Other Services — 1.1%

International Business Machines Corp.	5,419	1,003,490	(h)

Life & Health Insurance — 0.9%

Prudential Financial Inc.	10,839	845,225

Life Sciences Tools & Services — 0.7%

PerkinElmer Inc.	17,343	654,698

Managed Healthcare — 1.9%

UnitedHealth Group Inc.	24,450	1,750,864

Movies & Entertainment — 1.9%

Time Warner Inc.	27,098	1,783,319

Multi-Line Insurance — 2.0%

American International Group Inc.	39,504	1,921,080

Oil & Gas Equipment & Services — 4.3%

Cameron International Corp.	5,780	337,379	(a)
Halliburton Co.	37,336	1,797,728
Schlumberger Ltd.	21,197	1,872,967
		4,008,074

Oil & Gas Exploration & Production — 2.7%

Anadarko Petroleum Corp.	10,599	985,601
Marathon Oil Corp.	43,357	1,512,292
		2,497,893

Packaged Foods & Meats — 1.0%

Mondelez International Inc.	30,109	946,025

	Number of Shares	Fair Value

Pharmaceuticals — 8.2%

Actavis Inc.	2,409	$346,896	(a)
GlaxoSmithKline PLC ADR	12,646	634,450
Johnson & Johnson	30,591	2,651,934
Merck & Company Inc.	30,952	1,473,624
Pfizer Inc.	90,327	2,593,288
		7,700,192

Property & Casualty Insurance — 1.7%

ACE Ltd.	17,223	1,611,384

Railroads — 1.6%

CSX Corp.	58,773	1,512,817

Regional Banks — 1.4%

Regions Financial Corp.	144,524	1,338,292

Research & Consulting Services — 0.3%

Nielsen Holdings N.V.	6,744	245,819

Semiconductor Equipment — 0.6%

Applied Materials Inc.	32,518	570,366

Semiconductors — 0.7%

Analog Devices Inc.	14,934	702,645

Soft Drinks — 3.7%

Coca-Cola Enterprises Inc.	39,022	1,569,075
PepsiCo Inc.	24,689	1,962,775
		3,531,850

Specialized REITs — 0.4%

American Tower Corp.	5,420	401,785

Systems Software — 1.9%

Microsoft Corp.	30,711	1,022,983	(h)
Oracle Corp.	24,087	798,966	(h)
		1,821,949

Total Common Stock (Cost $72,622,814)		89,174,034

Exchange Traded Funds — 1.5%
Financial Select Sector SPDR Fund	14,147	281,809	(n)
Industrial Select Sector SPDR Fund	25,065	1,162,264	(h,n)

Total Exchange Traded Funds (Cost $1,052,890)		1,444,073

Total Investments in Securities (Cost $73,675,704)		90,618,107

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Large-Cap Core Equity Fund

Schedule of Investments	September 30, 2013

	Fair Value

Short-Term Investments — 3.8%
GE Institutional Money Market Fund - Investment Class 0.00% (Cost $3,528,468)	$3,528,468	(d,k)

Total Investments (Cost $77,204,172)	94,146,575

Other Assets and Liabilities, net — 0.1%	104,323

NET ASSETS — 100.0%	$94,250,898

Other Information:

The Fund had the following long futures contracts open at September 30, 2013:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Depreciation
S&P 500 Emini Index Futures	December 2013	37	$3,097,455	$(31,622)

See Notes to Schedules of Investments and Notes to Financial Statements.

Premier Growth Equity Fund	(Unaudited)

David B. Carlson Chief Investment Officer – U.S. Equities

The Premier Growth Equity Fund is managed by David B. Carlson. See portfolio managers’ biographical information beginning on page 133.

Q.	How did the GE Institutional Premier Growth Equity Fund perform compared to its benchmarks and Morningstar peer group for the twelve-month period ended September 30, 2013?

A.	For the twelve-month period ended September 30, 2013, the GE Institutional Premier Growth Equity Fund returned 20.85% for the Investment Class shares and 20.49% for the Service Class shares. The Fund’s benchmarks, the S&P 500® Index and the Russell 1000 Growth Index returned 19.34% and 19.26%, respectively, and the Fund’s Morningstar peer group of 1,749 US Large Growth funds returned an average of 20.63% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	The U.S. stock rally in the last twelve months was underpinned by improving economic fundamentals — including employment, manufacturing and housing — which improved consumer confidence. Massive monetary stimulus, in the form of Federal Reserve open-market bond buying (“QE3”), has contributed to the equity market strength. Despite intermittent risk aversion, more economically-sensitive market sectors have outperformed the market and within the Index, including consumer discretionary (+31%), financials (+30%), industrials (+28%) and health care (+29% driven mostly by strong gains in innovative biotechnology companies).

As the economy strengthened, investors began to debate the Federal Reserve’s timeline for removing its stimulus, and “taper” speculation added volatility. Interest rates rose, creating concern that rising bond yields could cut demand for equity income in the higher-yielding sectors. In this environment, defensive sectors lagged the market, including telecommunications (-1%) and utilities (+7%). Somewhat surprisingly in a strong up-market, the cyclical information technology sector (+7%) also lagged. Investors questioned the growth rates of many established technology companies as enterprise spending remained constrained, smart-phone and tablet growth slowed and the PC-market declined. During the year, the value indices generally outperformed the growth indices, in part due to the technology sector drag.

Q.	What were the primary drivers behind Fund performance?

A.	Stock selection strength was broad-based, with nine out of ten sectors contributing positive alpha from security selection. Selections within the consumer discretionary, industrials, energy and financials sectors contributed most to the Fund’s outperformance. Some of the Fund’s most economically sensitive holdings performed the best as U.S. economic data improved. For example, recovery in the housing market meant stronger business for the Fund’s home retailer holding and to a leading manufacturer of commercial and residential building equipment. A leading global gaming company rallied due to increased activity in Macau and the possibility for new gaming markets (e.g., Japan for the 2020 Olympics). As consumer confidence lifted, so did the Fund’s media holdings, including both the distribution and content sides of cable. Within energy, a mid-sized exploration and production company with fast growth and a dominant global oilfield services leader outperformed. Rising stocks and improving capital markets activity led to outperformance among the Fund’s capital markets holdings.

In an otherwise positive year for stock selection, the Fund’s technology holdings weighed on returns. A leading global payment processor changed its pricing strategy, dampening its earnings power and challenging stock-price performance. Other technology companies lagged on concerns about growth in the smart phone and tablet

(Unaudited)

markets, and in a constrained environment for corporate software expenditures. Healthy gains from the Fund’s biotechnology holdings were offset by lagging performances among its pharmacy benefits managers and dental equipment manufacturers — further proof of the relative strength of higher beta stocks. Finally, the effect of holding a small cash position hampered returns amid strong gains in the U.S. equity markets this year.

Q.	Were there any significant changes in the Fund during the period?

A.	Changes to the Fund were modest during the 12-month period. We ended the year with 36 stocks in the Fund, flat with the start of the year. At September 30, 2013, technology remained the largest sector in the Fund, however, the Fund modestly reduced its sector overweight versus the S&P 500 Index, taking profits in relative outperformers and eliminating positions where our level of conviction declined. We believe technology has several things going for it: financial strength (large cash balances and free cash flow generation), global diversification (over 50% of the technology sector revenue is outside the U.S.), product cycle growth (e.g. wireless data), and many attractive valuations. The Fund maintained underweight positioning in the slower-growing utilities, telecommunications and consumer staples sectors at the end of the 12-month period. We continue to focus on what we believe are financially strong companies with great management teams at attractive valuations. We favor companies with innovative products and services rather than business models tied to GDP growth. In a slow growth world, we believe the Fund’s collection of above-average growers will do well over the long term.

Premier Growth Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2013.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2013 - September 30, 2013

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	1,118.60	2.02
Service Class	1,000.00	1,116.90	3.34
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.16	1.93
Service Class	1,000.00	1,021.91	3.19

*	Expenses are equal to the Fund’s annualized expense ratio of 0.38% for Investment Class shares and 0.63% for Service Class shares (for the period April 1, 2013 - September 30, 2013), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Premier Growth Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in a limited number of large and medium-sized companies (meaning companies with a market capitalization of $2 billion or more) that the portfolio manager believes have above-average growth histories and/or growth potential.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2013

	One Year	Five Year	Ten Year
Number of funds in peer group	1,749	1,555	1,333
Peer group average annual total return	20.63%	10.26%	6.80%

Morningstar Category in peer group: Large Growth

Top Ten Largest Holdings as of September 30, 2013

as a % of Fair Value (b)(c)

Gilead Sciences Inc.	4.56%
Qualcomm Inc.	4.31%
Schlumberger Ltd.	4.13%
Express Scripts Holding Co.	3.95%
Lowe’s Companies Inc.	3.85%
Monsanto Co.	3.79%
Baidu Inc. ADR	3.76%
Dover Corp.	3.73%
CME Group Inc.	3.70%
Apple Inc.	3.63%

Sector Allocation as of September 30, 2013

Portfolio composition as a % of Fair Value of $372,942 (in thousands) as of September 30, 2013 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2013

Investment Class Shares (Inception date: 10/29/99)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Premier Growth Equity Fund	20.85%	11.23%	7.55%	$20,707
S&P 500 Index	19.34%	10.02%	7.57%	$20,737
Russell 1000 Growth Index	19.26%	12.07%	7.82%	$21,241

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2013

Service Class Shares (Inception date: 1/3/01)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Premier Growth Equity Fund	20.49%	10.95%	7.22%	$20,084
S&P 500 Index	19.34%	10.02%	7.57%	$20,737
Russell 1000 Growth Index	19.26%	12.07%	7.82%	$21,241

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Premier Growth Equity Fund

Schedule of Investments	September 30, 2013

Premier Growth Equity Fund

	Number of Shares	Fair Value

Common Stock — 95.7%†

Air Freight & Logistics — 2.6%

United Parcel Service Inc.	107,049	$9,781,067

Application Software — 2.2%

Intuit Inc.	126,395	8,381,252

Asset Management & Custody Banks — 3.0%

State Street Corp.	167,667	11,024,105	(e)

Biotechnology — 7.0%

Alexion Pharmaceuticals Inc.	32,244	3,745,463	(a)
Amgen Inc.	46,431	5,197,486
Gilead Sciences Inc.	270,846	17,019,963	(a)
		25,962,912

Broadcasting — 2.3%

Discovery Communications Inc.	109,628	8,564,139	(a)

Cable & Satellite — 6.0%

Comcast Corp.	216,677	9,397,282
Liberty Global PLC	174,115	13,133,494	(a)
		22,530,776

Casinos & Gaming — 2.1%

Las Vegas Sands Corp.	116,077	7,709,834

Communications Equipment — 5.8%

Cisco Systems Inc.	232,154	5,437,047
Qualcomm Inc.	238,603	16,072,298
		21,509,345

Computer Hardware — 3.6%

Apple Inc.	28,374	13,527,305	(h)

Computer Storage & Peripherals — 3.2%

EMC Corp.	464,307	11,867,687

Data Processing & Outsourced Services — 4.4%

Paychex Inc.	128,974	5,241,503
Visa Inc.	58,038	11,091,062
		16,332,565

Fertilizers & Agricultural Chemicals — 3.8%

Monsanto Co.	135,423	14,134,099

Healthcare Equipment — 3.5%

Covidien PLC	212,808	12,968,520

	Number of Shares	Fair Value

Healthcare Services — 3.9%

Express Scripts Holding Co.	238,603	$14,740,893	(a)

Healthcare Supplies — 1.7%

DENTSPLY International Inc.	148,321	6,438,615

Home Improvement Retail — 3.9%

Lowe’s Companies Inc.	301,800	14,368,698

Industrial Machinery — 3.7%

Dover Corp.	154,769	13,902,899

Internet Retail — 1.5%

Amazon.com Inc.	18,056	5,645,028	(a)

Internet Software & Services — 9.5%

Baidu Inc. ADR	90,282	14,009,961	(a)
eBay Inc.	232,154	12,951,872	(a)
Google Inc.	9,673	8,472,677	(a)
		35,434,510

Investment Banking & Brokerage — 3.0%

The Charles Schwab Corp.	161,219	3,408,170
The Goldman Sachs Group Inc.	49,010	7,753,872
		11,162,042

Oil & Gas Equipment & Services — 4.1%

Schlumberger Ltd.	174,115	15,384,801

Oil & Gas Exploration & Production — 1.4%

Anadarko Petroleum Corp.	55,459	5,157,132

Soft Drinks — 3.0%

PepsiCo Inc.	143,162	11,381,379

Specialized Finance — 4.3%

CME Group Inc.	187,013	13,816,521
McGraw Hill Financial Inc.	32,243	2,114,818
		15,931,339

Specialized REITs — 2.2%

American Tower Corp.	109,628	8,126,724

Specialty Stores — 2.9%

Dick’s Sporting Goods Inc.	199,910	10,671,196

Systems Software — 1.1%

Oracle Corp.	122,526	4,064,187

Total Common Stock (Cost $254,124,290)		356,703,049

See Notes to Schedules of Investments and Notes to Financial Statements.

Premier Growth Equity Fund

Schedule of Investments	September 30, 2013

	Fair Value
Short-Term Investments — 4.4%
GE Institutional Money Market Fund - Investment Class 0.00% (Cost $16,238,707)	$16,238,707	(d,k)

Total Investments (Cost $270,362,997)	372,941,756

Liabilities in Excess of Other Assets, net — (0.1)%	(439,868)

NET ASSETS — 100.0%	$372,501,888

Other Information:

The Fund had the following long futures contracts open at September 30, 2013:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Depreciation
S&P 500 Emini Index Futures	December 2013	65	$5,441,475	$(56,545)

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund	(Unaudited)

David Wiederecht

President and Chief Investment Officer – Investment Solutions

Mike Cervi

Senior Vice President

The Small-Cap Equity Fund is managed by David Wiederecht and Mike Cervi who are vested with oversight authority over the Fund’s sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Messrs. Wiederecht and Cervi have full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Champlain Investment Partners, LLC; GlobeFlex Capital, LP; Kennedy Capital Management, Inc.; Palisade Capital Management L.L.C., and SouthernSun Asset Management, LLC. See portfolio managers’ biographical information beginning on page 133.

Q.	How did the GE Institutional Small-Cap Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2013?

A.	For the twelve-month period ended September 30, 2013, the GE Institutional Small-Cap Equity Fund returned 30.57% for the Investment Class shares and 30.26% for the Service Class shares. The Fund’s benchmark, the Russell 2000 Index returned 30.06% and the Fund’s Morningstar peer group of 685 US Small Blend funds returned an average of 29.12% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	There has been a positive backdrop for equities over the past twelve months. The Federal Reserve has kept interest rates low and continued its $85 billion monthly bond-buying program throughout the year despite investor concerns that the program would start to be tapered. This low rate and low inflation environment has strengthened many company balance sheets and individuals have also benefitted from a rise in home prices and the equity markets. As a result of this stable environment, fund flows into equities have been positive and earnings have continued to expand. Geopolitical risks asides, economic macro concerns overseas have also generally subsided over the past year. Europe has been emerging from a recession and lately there have been some signs of growth, albeit small, and China’s economy has remained on track to hit the government’s target of 7.5% GDP growth this year.

Q.	What were the primary drivers behind Fund performance?

A.	The Fund benefitted from strong stock selection from its underlying sub-advisers. Stock selection was positive across seven out of ten sectors and was the biggest driver of the Fund’s performance. Stocks within the financial sector had the largest positive impact as did the fact that the Fund was underweight Real Estate Investment Trusts (REIT’s), which underperformed the Russell 2000 Index. At the security level, some of the Fund’s holdings also benefitted from takeover announcements. The Fund held approximately 4.6% of cash during the period and was the largest detractor given the strong returns of the market. From a sector perspective, the IT sector was the biggest detractor to the Fund’s relative performance.

Q.	Were there any significant changes in the Fund during the period?

A.	During the period there were no material changes either to the underlying sub-advisers of the Fund or the allocation that each respective sub-adviser manages. There was also not a significant change to the sector allocations of the Fund. At the end of the period, the financial sector remained the Fund’s largest underweight and the industrial sector remained the largest overweight.

Small-Cap Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2013.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2013 - September 30, 2013

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	1,124.80	4.69
Service Class	1,000.00	1,123.60	6.02
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,020.66	4.46
Service Class	1,000.00	1,019.40	5.72

*	Expenses are equal to the Fund’s annualized expense ratio of 0.88% for Investment Class shares and 1.13% for Service Class shares (for the period April 1, 2013 - September 30, 2013), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Small-Cap Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks. The Fund uses a multi- sub-adviser investment strategy that combines growth, value and core investment management styles, which allows the Fund the potential to benefit from both value and growth cycles in the marketplace.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2013

	One Year	Five Year	Ten Year
Number of funds in peer group	685	612	500
Peer group average annual total return	29.12%	11.16%	9.22%

Morningstar Category in peer group: Small Blend

Top Ten Largest Holdings as of September 30, 2013

as a % of Fair Value (b)(c)

Sensient Technologies Corp.	1.31%
LKQ Corp.	1.04%
IDEX Corp.	1.02%
Prosperity Bancshares Inc.	0.98%
CARBO Ceramics Inc.	0.91%
Iconix Brand Group Inc.	0.91%
Centene Corp.	0.90%
AGCO Corp.	0.89%
Trinity Industries Inc.	0.88%
Actuant Corp.	0.87%

Sector Allocation as of September 30, 2013

Portfolio composition as a % of Fair Value of $1,247,434 (in thousands) as of September 30, 2013 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2013

Investment Class Shares (Inception date: 8/3/98)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Small-Cap Equity Fund	30.57%	12.73%	10.34%	$26,742
Russell 2000 Index	30.06%	11.15%	9.63%	$25,103

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2013

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Since Inception	Ending Value of a $10,000 Investment (a)
Small-Cap Equity Fund	30.26%	12.47%	7.89%	$18,359
Russell 2000 Index	30.06%	11.15%	7.56%	$17,919

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2013

Small-Cap Equity Fund

	Number of Shares	Fair Value

Common Stock — 93.6%†

Aerospace & Defense — 1.1%

Astronics Corp.	12,300	$611,433	(a)
Esterline Technologies Corp.	73,858	5,900,516	(a)
Moog Inc.	13,991	820,852	(a)
Teledyne Technologies Inc.	73,755	6,264,012	(a)
Triumph Group Inc.	4,460	313,181
		13,909,994

Agricultural Products — 0.9%

Darling International Inc.	478,362	10,122,140	(a)
Fresh Del Monte Produce Inc.	37,766	1,120,895
		11,243,035

Air Freight & Logistics — 0.3%

Hub Group Inc.	100,500	3,942,615	(a)
UTi Worldwide Inc.	20,500	309,755
		4,252,370

Airlines — 0.0%*

Republic Airways Holdings Inc.	40,500	481,950	(a)

Apparel Retail — 1.1%

Aeropostale Inc.	247,738	2,328,737	(a)
American Eagle Outfitters Inc.	101,550	1,420,685
Express Inc.	73,785	1,740,588	(a)
Genesco Inc.	31,100	2,039,538	(a)
Jos A Bank Clothiers Inc.	17,200	756,112	(a)
The Buckle Inc.	94,680	5,117,454
		13,403,114

Apparel, Accessories & Luxury Goods — 1.5%

Columbia Sportswear Co.	115,101	6,932,533
Iconix Brand Group Inc.	341,680	11,350,610	(a)
Oxford Industries Inc.	10,440	709,711
		18,992,854

Application Software — 5.6%

ACI Worldwide Inc.	116,300	6,287,178	(a)
Advent Software Inc.	17,700	561,975
Blackbaud Inc.	219,605	8,573,379
Bottomline Technologies Inc.	201,000	5,603,880	(a)
Guidewire Software Inc.	100,500	4,734,555	(a)
Jive Software Inc.	141,300	1,766,250	(a)
NICE Systems Ltd. ADR	99,500	4,116,315
Pegasystems Inc.	14,600	581,226
PROS Holdings Inc.	75,500	2,581,345	(a)
PTC Inc.	267,035	7,591,805	(a)
QLIK Technologies Inc.	126,000	4,314,240	(a)
RealPage Inc.	354,200	8,203,272	(a)

	Number of Shares	Fair Value

Seachange International Inc.	27,731	$318,075	(a)
Solera Holdings Inc.	59,789	3,161,044
SS&C Technologies Holdings Inc.	230,925	8,798,243	(a)
TiVo Inc.	54,500	677,980	(a)
Tyler Technologies Inc.	9,032	790,029	(a)
Verint Systems Inc.	32,585	1,207,600	(a)
		69,868,391

Asset Management & Custody Banks — 0.1%

Virtus Investment Partners Inc.	3,900	634,296	(a)

Auto Parts & Equipment — 0.4%

Dana Holding Corp.	96,783	2,210,524
Drew Industries Inc.	14,400	655,776
Modine Manufacturing Co.	60,271	881,765	(a)
Stoneridge Inc.	43,789	473,359	(a)
Tenneco Inc.	13,350	674,175	(a)
Tower International Inc.	23,680	473,363	(a)
		5,368,962

Automobile Manufacturers — 0.8%

Thor Industries Inc.	140,595	8,160,134
Winnebago Industries Inc.	44,697	1,160,334	(a)
		9,320,468

Automotive Retail — 0.6%

America’s Car-Mart Inc.	14,582	657,794	(a)
CST Brands Inc.	225,000	6,705,000	(a)
Monro Muffler Brake Inc.	12,150	564,854
		7,927,648

Biotechnology — 1.4%

Alkermes PLC	15,300	514,386	(a)
Cepheid Inc.	151,000	5,895,040	(a)
Cubist Pharmaceuticals Inc.	68,212	4,334,872	(a)
Emergent Biosolutions Inc.	29,300	558,165	(a)
Genomic Health Inc.	113,000	3,455,540	(a)
Isis Pharmaceuticals Inc.	20,600	773,324	(a)
Ligand Pharmaceuticals Inc.	14,600	631,888	(a)
Myriad Genetics Inc.	18,700	439,450	(a)
PDL BioPharma Inc.	44,836	357,343
		16,960,008

Building Products — 0.5%

AAON Inc.	17,920	475,955
AO Smith Corp.	14,800	668,960
Apogee Enterprises Inc.	22,564	669,700
Patrick Industries Inc.	34,700	1,042,735	(a)
PGT Inc.	137,600	1,363,616	(a)
Universal Forest Products Inc.	35,838	1,508,780
		5,729,746

Cable & Satellite — 0.1%

Starz	21,900	616,047	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2013

	Number of Shares	Fair Value

Casinos & Gaming — 0.1%

WMS Industries Inc.	43,970	$1,141,021	(a)

Commercial Printing — 0.1%

Deluxe Corp.	14,600	608,236

Commodity Chemicals — 0.5%

Axiall Corp.	8,935	337,654
Koppers Holdings Inc.	146,250	6,237,562
		6,575,216

Communications Equipment — 0.7%

ADTRAN Inc.	92,793	2,472,005
ARRIS Group Inc.	93,121	1,588,644	(a)
Calix Inc.	40,583	516,622	(a)
Ciena Corp.	28,200	704,436	(a)
InterDigital Inc.	10,700	399,431
NETGEAR Inc.	26,711	824,301	(a)
Plantronics Inc.	36,991	1,703,436
Riverbed Technology Inc.	71,532	1,043,652	(a)
		9,252,527

Computer & Electronics Retail — 0.1%

Conn’s Inc.	16,300	815,652	(a)
hhgregg Inc.	32,756	586,660	(a)
		1,402,312

Computer Hardware — 0.7%

Diebold Inc.	289,770	8,507,647

Computer Storage & Peripherals — 0.1%

Datalink Corp.	92,510	1,250,735	(a)

Construction & Engineering — 2.3%

Chicago Bridge & Iron Company N.V.	147,375	9,987,604
Dycom Industries Inc.	22,100	618,579	(a)
Granite Construction Inc.	22,047	674,638
Primoris Services Corp.	109,077	2,778,191
Quanta Services Inc.	152,095	4,184,134	(a)
URS Corp.	193,875	10,420,781
		28,663,927

Construction & Farm Machinery — 2.1%

AGCO Corp.	183,350	11,078,007
Astec Industries Inc.	45,290	1,628,629
Federal Signal Corp.	41,115	529,150	(a)
Greenbrier Companies Inc.	58,363	1,443,317	(a)
Lindsay Corp.	13,129	1,071,589
Trinity Industries Inc.	242,075	10,978,101
		26,728,793

Construction Materials — 0.1%

Eagle Materials Inc.	7,984	579,239

Consumer Electronics — 0.0%*

Zagg Inc.	62,000	279,000	(a)

	Number of Shares	Fair Value

Data Processing & Outsourced Services — 2.3%

Broadridge Financial Solutions Inc.	304,200	$9,658,350
Cardtronics Inc.	201,000	7,457,100	(a)
Global Cash Access Holdings Inc.	581,004	4,537,641	(a)
MAXIMUS Inc.	16,400	738,656
WEX Inc.	71,000	6,230,250	(a)
		28,621,997

Distributors — 1.0%

LKQ Corp.	407,060	12,968,932	(a)

Diversified Capital Markets — 0.1%

HFF Inc. REIT	27,824	696,991

Diversified Metals & Mining — 0.2%

Compass Minerals International Inc.	35,815	2,731,610

Diversified REITs — 0.2%

Cousins Properties Inc.	120,303	1,237,918
Investors Real Estate Trust	71,679	591,352
PS Business Parks Inc.	6,500	485,030
Washington Real Estate Investment Trust	20,264	512,071
		2,826,371

Diversified Support Services — 0.8%

Healthcare Services Group Inc.	196,775	5,068,924
Ritchie Bros Auctioneers Inc.	196,800	3,971,424
UniFirst Corp.	13,755	1,436,297
		10,476,645

Education Services — 0.2%

Bridgepoint Education Inc.	39,153	706,320	(a)
DeVry Inc.	27,722	847,184
Grand Canyon Education Inc.	20,600	829,768	(a)
		2,383,272

Electric Utilities — 0.7%

ALLETE Inc.	23,337	1,127,177
IDACORP Inc.	142,143	6,879,721
UNS Energy Corp.	10,441	486,760
		8,493,658

Electrical Components & Equipment — 1.1%

Brady Corp.	125,000	3,812,500
Encore Wire Corp.	33,389	1,316,862
EnerSys Inc.	23,431	1,420,621
II-VI Inc.	68,940	1,297,451	(a)
InvenSense Inc.	34,422	606,516	(a)
Littelfuse Inc.	27,647	2,162,548
Polypore International Inc.	59,430	2,434,847	(a)
Regal-Beloit Corp.	10,678	725,357
		13,776,702

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2013

	Number of Shares	Fair Value

Electronic Equipment & Instruments — 0.5%

MTS Systems Corp.	14,022	$902,316
National Instruments Corp.	176,500	5,459,145
		6,361,461

Electronic Manufacturing Services — 0.8%

Measurement Specialties Inc.	113,590	6,161,122	(a)
Methode Electronics Inc.	63,068	1,765,904
Multi-Fineline Electronix Inc.	46,723	757,847	(a)
Plexus Corp.	49,750	1,850,700	(a)
		10,535,573

Environmental & Facilities Services — 0.1%

Tetra Tech Inc.	35,630	922,461	(a)

Fertilizers & Agricultural Chemicals — 0.7%

Intrepid Potash Inc.	590,155	9,253,630

Food Distributors — 0.3%

Spartan Stores Inc.	139,945	3,087,187
United Natural Foods Inc.	8,600	578,092	(a)
		3,665,279

Food Retail — 2.1%

Casey’s General Stores Inc.	113,500	8,342,250
Harris Teeter Supermarkets Inc.	176,500	8,682,035
Safeway Inc.	199,105	6,369,369
SUPERVALU Inc.	69,845	574,824	(a)
The Fresh Market Inc.	55,500	2,625,705	(a)
		26,594,183

Footwear — 0.9%

Deckers Outdoor Corp.	77,815	5,129,565	(a)
Wolverine World Wide Inc.	100,500	5,852,115
		10,981,680

Forest Products — 0.1%

Boise Cascade Co.	21,952	591,606	(a)

Gas Utilities — 0.1%

South Jersey Industries Inc.	20,928	1,225,962

Healthcare Distributors — 0.7%

Owens & Minor Inc.	236,666	8,186,277

Healthcare Equipment — 4.6%

Analogic Corp.	32,000	2,644,480
Cantel Medical Corp.	19,735	628,560
Cynosure Inc.	16,400	374,084	(a)
Exactech Inc.	14,962	301,484	(a)
Globus Medical Inc.	142,049	2,480,176	(a)
Hill-Rom Holdings Inc.	252,059	9,031,274
Integra LifeSciences Holdings Corp.	151,500	6,097,875	(a)
Invacare Corp.	19,843	342,689

	Number of Shares	Fair Value

Masimo Corp.	280,602	$7,475,237
Natus Medical Inc.	27,725	393,140	(a)
NuVasive Inc.	202,500	4,959,225	(a)
Orthofix International N.V.	25,271	527,153	(a)
STERIS Corp.	128,500	5,520,360
Teleflex Inc.	68,500	5,636,180
Thoratec Corp.	109,235	4,073,373	(a)
Volcano Corp.	266,000	6,362,720	(a)
		56,848,010

Healthcare Facilities — 0.3%

VCA Antech Inc.	126,500	3,473,690	(a)

Healthcare Services — 1.6%

Air Methods Corp.	51,700	2,202,420
Bio-Reference Labs Inc.	222,190	6,639,037	(a)
MEDNAX Inc.	90,360	9,072,144	(a)
Team Health Holdings Inc.	15,800	599,452	(a)
The Providence Service Corp.	28,300	811,927	(a)
		19,324,980

Healthcare Supplies — 1.1%

Endologix Inc.	105,693	1,704,828	(a)
Haemonetics Corp.	127,028	5,065,877	(a)
Merit Medical Systems Inc.	39,440	478,407	(a)
West Pharmaceutical Services Inc.	141,800	5,835,070
		13,084,182

Healthcare Technology — 0.7%

Computer Programs & Systems Inc.	38,565	2,256,052
HMS Holdings Corp.	211,600	4,551,516	(a)
Medidata Solutions Inc.	7,000	692,510	(a)
Omnicell Inc.	41,900	992,192	(a)
		8,492,270

Heavy Electrical Equipment — 0.1%

AZZ Inc.	34,800	1,456,728

Home Building — 0.1%

MDC Holdings Inc.	20,650	619,707
Meritage Homes Corp.	11,352	487,568	(a)
The Ryland Group Inc.	13,700	555,398
		1,662,673

Home Furnishing Retail — 0.4%

Aaron’s Inc.	199,346	5,521,884

Home Furnishings — 0.2%

Ethan Allen Interiors Inc.	36,939	1,029,490
Hooker Furniture Corp.	18,666	279,057
La-Z-Boy Inc.	31,754	721,133
		2,029,680

Home Improvement Retail — 0.1%

Lumber Liquidators Holdings Inc.	8,000	853,200	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2013

	Number of Shares	Fair Value

Housewares & Specialties — 0.7%

Jarden Corp.	173,557	$8,400,159	(a)

Human Resource & Employment Services — 0.1%

WageWorks Inc.	23,293	1,175,132	(a)

Industrial Conglomerates — 0.5%

Raven Industries Inc.	200,000	6,542,000

Industrial Machinery — 7.8%

Actuant Corp.	278,412	10,813,522
Altra Holdings Inc.	48,184	1,296,631
CLARCOR Inc.	142,098	7,890,702
Columbus McKinnon Corp.	23,954	575,615	(a)
EnPro Industries Inc.	101,000	6,081,210	(a)
ESCO Technologies Inc.	74,815	2,486,102
Harsco Corp.	56,620	1,409,838
IDEX Corp.	195,475	12,754,744
Kaydon Corp.	77,000	2,735,040
LB Foster Co.	21,699	992,512
Mueller Industries Inc.	107,548	5,987,197
Mueller Water Products Inc.	67,109	536,201
Nordson Corp.	66,500	4,896,395
Proto Labs Inc.	17,326	1,323,533	(a)
RBC Bearings Inc.	50,500	3,327,445	(a)
Standex International Corp.	25,000	1,485,000
The Middleby Corp.	31,250	6,528,438	(a)
Timken Co.	126,050	7,613,420
Trimas Corp.	264,042	9,848,767	(a)
Woodward Inc.	225,475	9,206,144
		97,788,456

Industrial REITs — 0.2%

Rexford Industrial Realty Inc.	45,823	619,069	(a)
STAG Industrial Inc.	61,324	1,233,839
		1,852,908

Internet Retail — 0.0%*

Orbitz Worldwide Inc.	52,359	504,217	(a)

Internet Software & Services — 0.7%

comScore Inc.	32,900	953,113	(a)
Constant Contact Inc.	25,100	594,619	(a)
IntraLinks Holdings Inc.	96,800	851,840	(a)
LogMeIn Inc.	146,800	4,558,140	(a)
Monster Worldwide Inc.	42,600	188,292	(a)
VistaPrint N.V.	11,400	644,328	(a)
WebMD Health Corp.	18,000	514,800	(a)
XO Group Inc.	43,800	565,896	(a)
		8,871,028

Investment Banking & Brokerage — 0.9%

BGC Partners Inc.	67,271	380,081
FXCM Inc.	38,514	760,652
Piper Jaffray Companies Inc.	41,721	1,430,613	(a)

	Number of Shares	Fair Value

Raymond James Financial Inc.	180,075	$7,503,725
Stifel Financial Corp.	22,242	916,815	(a)
		10,991,886

IT Consulting & Other Services — 0.1%

Sapient Corp.	41,100	639,927	(a)
Unisys Corp.	20,600	518,914	(a)
		1,158,841

Leisure Products — 0.2%

Arctic Cat Inc.	22,982	1,311,123
Brunswick Corp.	15,905	634,769
		1,945,892

Life & Health Insurance — 0.2%

American Equity Investment Life Holding Co.	84,460	1,792,241
StanCorp Financial Group Inc.	17,048	937,981
		2,730,222

Life Sciences Tools & Services — 2.2%

Bio-Rad Laboratories Inc.	51,500	6,054,340	(a)
Bruker Corp.	370,775	7,656,504	(a)
Cambrex Corp.	44,700	590,040	(a)
Charles River Laboratories International Inc.	12,983	600,593	(a)
ICON PLC	153,420	6,279,481	(a)
Luminex Corp.	201,500	4,030,000	(a)
PAREXEL International Corp.	14,600	733,358	(a)
Techne Corp.	25,000	2,001,500
		27,945,816

Managed Healthcare — 1.4%

Centene Corp.	175,984	11,255,937	(a)
Molina Healthcare Inc.	165,275	5,883,790	(a)
		17,139,727

Marine — 0.0%*

Matson Inc.	20,497	537,636

Metal & Glass Containers — 0.9%

AEP Industries Inc.	10,198	757,813	(a)
Aptargroup Inc.	80,500	4,840,465
Greif Inc.	9,492	465,393
Silgan Holdings Inc.	102,500	4,817,500
		10,881,171

Multi-Line Insurance — 0.7%

HCC Insurance Holdings Inc.	171,815	7,528,933
Horace Mann Educators Corp.	19,043	540,441
		8,069,374

Multi-Utilities — 0.2%

Avista Corp.	29,831	787,538
Black Hills Corp.	22,671	1,130,376
		1,917,914

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2013

	Number of Shares	Fair Value

Office Electronics — 0.4%

Zebra Technologies Corp.	115,120	$5,241,414	(a)

Office REITs — 1.0%

BioMed Realty Trust Inc.	380,455	7,072,658
Coresite Realty Corp.	141,209	4,792,634
DuPont Fabros Technology Inc.	18,961	488,625
Highwoods Properties Inc.	17,975	634,697
		12,988,614

Office Services & Supplies — 0.7%

Herman Miller Inc.	103,555	3,021,735
West Corp.	229,300	5,083,581
		8,105,316

Oil & Gas Drilling — 0.3%

Pioneer Energy Services Corp.	510,680	3,835,207	(a)

Oil & Gas Equipment & Services — 2.5%

Cal Dive International Inc.	104,038	213,278	(a)
CARBO Ceramics Inc.	114,750	11,372,873
Dril-Quip Inc.	57,200	6,563,700	(a)
Forum Energy Technologies Inc.	75,000	2,025,750	(a)
Hornbeck Offshore Services Inc.	22,447	1,289,356	(a)
Key Energy Services Inc.	253,500	1,848,015	(a)
Mitcham Industries Inc.	35,046	535,853	(a)
Natural Gas Services Group Inc.	18,542	497,296	(a)
Oil States International Inc.	35,800	3,703,868	(a)
TETRA Technologies Inc.	250,500	3,138,765	(a)
		31,188,754

Oil & Gas Exploration & Production — 3.0%

Approach Resources Inc.	250,100	6,572,628	(a)
Bill Barrett Corp.	49,700	1,247,967	(a)
Bonanza Creek Energy Inc.	23,863	1,151,628	(a)
Carrizo Oil & Gas Inc.	10,685	398,657	(a)
Kodiak Oil & Gas Corp.	100,000	1,206,000	(a)
Matador Resources Co.	46,261	755,442	(a)
Newfield Exploration Co.	332,525	9,101,209	(a)
Northern Oil and Gas Inc.	201,500	2,907,645	(a)
Oasis Petroleum Inc.	11,495	564,749	(a)
Resolute Energy Corp.	376,500	3,147,540	(a)
Sanchez Energy Corp.	89,940	2,375,316	(a)
SM Energy Co.	100,945	7,791,945
W&T Offshore Inc.	25,000	443,000
		37,663,726

Oil & Gas Refining & Marketing — 0.1%

Renewable Energy Group Inc.	47,300	716,595	(a)
Western Refining Inc.	20,015	601,251
		1,317,846

Packaged Foods & Meats — 2.2%

Lancaster Colony Corp.	80,500	6,302,345
Sanderson Farms Inc.	113,270	7,389,735
Snyders-Lance Inc.	176,500	5,092,025

	Number of Shares	Fair Value

TreeHouse Foods Inc.	126,000	$8,420,580	(a)
		27,204,685

Paper Packaging — 0.7%

Packaging Corporation of America	163,110	9,311,950

Paper Products — 0.2%

KapStone Paper and Packaging Corp.	11,056	473,197
Neenah Paper Inc.	37,201	1,462,371
PH Glatfelter Co.	24,119	652,901
		2,588,469

Personal Products — 0.4%

Elizabeth Arden Inc.	114,517	4,227,968	(a)
Inter Parfums Inc.	2,074	62,199
Prestige Brands Holdings Inc.	21,800	656,616	(a)
Revlon Inc.	19,900	552,623	(a)
		5,499,406

Pharmaceuticals — 0.3%

Auxilium Pharmaceuticals Inc.	20,600	375,538	(a)
Depomed Inc.	68,200	510,136	(a)
Pozen Inc.	71,200	407,976	(a)
Questcor Pharmaceuticals Inc.	18,600	1,078,800
Sagent Pharmaceuticals Inc.	21,200	432,480	(a)
Santarus Inc.	42,000	947,940	(a)
Sciclone Pharmaceuticals Inc.	104,300	528,801	(a)
		4,281,671

Property & Casualty Insurance — 2.0%

Allied World Assurance Company Holdings AG	75,000	7,454,250
American Safety Insurance Holdings Ltd.	20,901	631,210	(a)
Amtrust Financial Services Inc.	50,050	1,954,953
Argo Group International Holdings Ltd.	136,849	5,868,085
Aspen Insurance Holdings Ltd.	151,500	5,497,935
Employers Holdings Inc.	17,838	530,502
The Navigators Group Inc.	62,500	3,610,625	(a)
		25,547,560

Publishing — 0.8%

John Wiley & Sons Inc.	216,715	10,335,138

Railroads — 0.8%

Genesee & Wyoming Inc.	111,605	10,375,917	(a)

Regional Banks — 5.8%

Bank of the Ozarks Inc.	29,166	1,399,676
BankUnited Inc.	19,796	617,437
Banner Corp.	24,831	947,551
Bryn Mawr Bank Corp.	90,000	2,427,300
Camden National Corp.	10,109	413,458

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2013

	Number of Shares	Fair Value

Capital Bank Financial Corp.	31,920	$700,644	(a)
Cardinal Financial Corp.	22,359	369,594
CoBiz Financial Inc.	29,020	280,333
Columbia Banking System Inc.	13,471	332,734
Community Bank System Inc.	101,000	3,446,120
Cullen Frost Bankers Inc.	73,980	5,219,289
CVB Financial Corp.	160,000	2,163,200
East West Bancorp Inc.	29,379	938,659
First Horizon National Corp.	44,723	491,506
Fulton Financial Corp.	226,933	2,650,577
Glacier Bancorp Inc.	24,494	605,247
Great Southern Bancorp Inc.	16,432	463,875
Hancock Holding Co.	14,472	454,131
Home BancShares Inc.	38,231	1,161,075
Iberiabank Corp.	65,650	3,405,266
Independent Bank Corp.	53,500	1,909,950
Lakeland Financial Corp.	8,891	290,291
Old National Bancorp	30,178	428,528
PacWest Bancorp	46,127	1,584,924
Prosperity Bancshares Inc.	197,600	12,219,584
Southwest BanCorp. Inc.	50,532	748,379	(a)
Sterling Financial Corp.	40,663	1,164,995
Susquehanna Bancshares Inc.	82,940	1,040,897
SVB Financial Group	73,123	6,315,634	(a)
Tristate Capital Holdings Inc.	19,096	246,147	(a)
UMB Financial Corp.	176,000	9,563,840
Umpqua Holdings Corp.	44,385	719,925
Union First Market Bankshares Corp.	8,597	200,912
Washington Trust Bancorp Inc.	90,000	2,828,700
Westamerica Bancorporation	67,965	3,380,579
Wintrust Financial Corp.	25,123	1,031,802
		72,162,759

Reinsurance — 0.7%

Endurance Specialty Holdings Ltd.	138,000	7,413,360
Maiden Holdings Ltd.	76,809	907,114
Platinum Underwriters Holdings Ltd.	10,317	616,235
		8,936,709

Research & Consulting Services — 0.4%

Mistras Group Inc.	101,000	1,717,000	(a)
Resources Connection Inc.	145,200	1,970,364
RPX Corp.	29,900	524,147	(a)
The Corporate Executive Board Co.	12,200	885,964
		5,097,475

Residential REITs — 0.4%

Associated Estates Realty Corp.	85,967	1,281,768
Colonial Properties Trust	45,064	1,013,489
Education Realty Trust Inc.	200,300	1,822,730
Sun Communities Inc.	13,735	585,386
		4,703,373

	Number of Shares	Fair Value

Restaurants — 1.1%

BJ’s Restaurants Inc.	75,500	$2,168,360	(a)
Cracker Barrel Old Country Store Inc.	68,640	7,086,393
Texas Roadhouse Inc.	148,470	3,901,792
		13,156,545

Retail REITs — 0.2%

Acadia Realty Trust	19,772	487,973
Glimcher Realty Trust	58,471	570,092
Inland Real Estate Corp.	116,561	1,192,419
Ramco-Gershenson Properties Trust	37,593	579,308
		2,829,792

Security & Alarm Services — 0.6%

The Brink’s Co.	281,625	7,969,987

Semiconductor Equipment — 0.6%

Advanced Energy Industries Inc.	24,500	429,240	(a)
ATMI Inc.	11,327	300,392	(a)
Cabot Microelectronics Corp.	13,800	531,576	(a)
MKS Instruments Inc.	16,288	433,098
Rudolph Technologies Inc.	472,019	5,381,017	(a)
		7,075,323

Semiconductors — 1.5%

Ambarella Inc.	32,700	638,304	(a)
Cypress Semiconductor Corp.	51,800	483,812	(a)
Diodes Inc.	22,254	545,223	(a)
Fairchild Semiconductor International Inc.	88,352	1,227,209	(a)
First Solar Inc.	17,400	699,654	(a)
Integrated Device Technology Inc.	59,000	555,780	(a)
Microsemi Corp.	316,772	7,681,721	(a)
RF Micro Devices Inc.	276,131	1,557,379	(a)
Semtech Corp.	149,881	4,494,931	(a)
Silicon Image Inc.	80,200	428,268	(a)
Synaptics Inc.	14,100	624,348	(a)
TriQuint Semiconductor Inc.	38,759	315,111	(a)
		19,251,740

Specialized Consumer Services — 0.0%*

Matthews International Corp.	1,545	58,834

Specialized Finance — 0.1%

MarketAxess Holdings Inc.	9,500	570,380
NewStar Financial Inc.	36,811	672,537	(a)
		1,242,917

Specialized REITs — 1.2%

Aviv REIT Inc.	44,159	1,006,825
Hersha Hospitality Trust	227,313	1,270,680
Omega Healthcare Investors Inc.	237,505	7,094,274
Potlatch Corp.	12,200	484,096
Sabra Healthcare REIT Inc.	139,285	3,204,948

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2013

	Number of Shares	Fair Value

Sovran Self Storage Inc.	8,233	$623,074
Summit Hotel Properties Inc.	123,380	1,133,862
		14,817,759

Specialty Chemicals — 2.0%

Flotek Industries Inc.	114,728	2,638,744	(a)
HB Fuller Co.	43,953	1,986,236
OM Group Inc.	29,469	995,463	(a)
PolyOne Corp.	110,780	3,402,054
Sensient Technologies Corp.	342,454	16,400,122
Stepan Co.	981	56,633
		25,479,252

Steel — 0.4%

Commercial Metals Co.	253,625	4,298,944
Schnitzer Steel Industries Inc.	33,158	913,171
		5,212,115

Systems Software — 1.0%
AVG Technologies N.V.	30,649	733,737	(a)
CommVault Systems Inc.	6,900	606,027	(a)
FleetMatics Group PLC	37,500	1,408,125	(a)
Infoblox Inc.	23,940	1,001,171	(a)
MICROS Systems Inc.	157,345	7,857,809	(a)
Qualys Inc.	9,500	203,205	(a)
		11,810,074

Technology Distributors — 0.1%
Electro Rent Corp.	2,117	38,402
ScanSource Inc.	22,129	765,664	(a)
Tech Data Corp.	19,211	958,821	(a)
		1,762,887

Thrifts & Mortgage Finance — 0.1%
Nationstar Mortgage Holdings Inc.	13,231	743,979	(a)
Washington Federal Inc.	32,319	668,357
		1,412,336

Trading Companies & Distributors — 0.7%
Applied Industrial Technologies Inc.	173,722	8,946,683

Trucking — 1.2%
Landstar System Inc.	75,500	4,226,490
Marten Transport Ltd.	54,613	936,613
Old Dominion Freight Line Inc.	207,725	9,553,273	(a)
Swift Transportation Co.	35,508	716,906	(a)
		15,433,282

Total Common Stock (Cost $869,433,752)		1,169,037,017

	Fair Value
Short-Term Investments – 6.3%
GE Institutional Money Market Fund - Investment Class 0.00% (Cost $78,396,913)	$78,396,913	(d,k)

Total Investments (Cost $947,830,665)	1,247,433,930

Other Assets and Liabilities, net — 0.1%	1,798,441

NET ASSETS — 100.0%	$1,249,232,371

Other Information:
The Fund had the following long futures contracts open at September 30, 2013:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation
Russell 2000 Mini Index Futures	December 2013	212	$22,713,680	$361,664

See Notes to Schedules of Investments and Notes to Financial Statements.

International Equity Fund	(Unaudited)

Ralph R. Layman Executive Vice President and Chief Investment Officer Emeritus

Jonathan L. Passmore

Senior Vice President

Michael J. Solecki

Senior Vice President and Chief Investment Officer International Equities

The International Equity Fund is managed by a team of portfolio managers that includes Ralph R. Layman, Jonathan L. Passmore and Michael J. Solecki. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his portion of the Fund, the size of the portion which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund. See portfolio managers’ biographical information beginning on page 133.

Q.	How did the GE Institutional International Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2013?

A.	For the twelve-month period ended September 30, 2013, the GE Institutional International Equity Fund returned 21.57% for the Investment Class shares and 21.19% for the Service Class shares. The Fund’s benchmark, the MSCI EAFE Index returned 23.77% and the Fund’s Morningstar peer group of 821 Foreign Large Blend funds returned an average of 19.91% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	The strong absolute returns of the period were due to a marked recovery in sentiment in the developed, non-U.S. world and despite the underperformance from the emerging markets. Europe has been experiencing a gradual recovery from recession to growth, albeit modest and confidence is rising; Japan, led by a Prime Minister with a rare mandate from the electorate has been launching policies that may bring the country out of deflation and back into global significance. But the developing world continues to struggle with slowing growth trends and a persistent vulnerability to the monetary policies of the U.S., where easy-money policies may soon be over.

Q.	What were the primary drivers behind Fund performance?

A.	While asset allocation was a positive driver, stock selection overall had a negative effect on performance. Positive contributions came from the Fund’s holdings in consumer discretionary, telecom services, healthcare and materials sectors, but there was a negative impact from holdings in financials, energy, IT and industrials. Cash, averaging 1.38% was also a drag on performance. At the stock level, significant drags on performance included Aggreko (UK), Unicharm (Japan), Potash Corp (Canada) and BG Group (UK). Positive contributions to performance included Safran (France), and Toyota, Softbank and Bridgestone (Japan). Regionally, the Pacific Rim and Europe outperformed for the Fund while the Emerging Markets, Canada, Japan and the UK were negative.

Q.	Were there any significant changes in the Fund during the period?

A.	The most notable change during the period came from the addition of holdings in Japan, moving from underweight to overweight over the last twelve months. New positions were established in insurance, E-retail, real estate, IT, banking, healthcare and autos and existing positions were increased. Holdings in UK, Europe and the emerging markets were sold or trimmed to fund this transition, including stocks in the UK, the Netherlands, Switzerland and Korea.

International Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2013.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2013 - September 30, 2013

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	1,108.10	2.96
Service Class	1,000.00	1,106.10	4.28
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,022.26	2.84
Service Class	1,000.00	1,021.01	4.10

*	Expenses are equal to the Fund’s annualized expense ratio of 0.56% for Investment Class shares and 0.81% for Service Class shares (for the period April 1, 2013 - September 30, 2013), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

International Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily (meaning at least 65%) in companies in both developed and emerging market countries outside the United States.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2013

	One Year	Five Year	Ten Year
Number of funds in peer group	821	715	489
Peer group average annual total return	19.91%	5.54%	7.35%

Morningstar Category in peer group: Foreign Large Blend

Top Ten Largest Holdings as of September 30, 2013

as a % of Fair Value (b)(c)

Toyota Motor Corp.	3.07%
Safran S.A.	2.72%
Roche Holding AG	2.32%
AIA Group Ltd.	2.26%
HSBC Holdings PLC	2.25%
Softbank Corp.	2.24%
BNP Paribas S.A.	2.19%
Linde AG	2.14%
Nestle S.A.	2.07%
Unicharm Corp.	2.06%

Regional Allocation as of September 30, 2013

Portfolio composition as a % of Fair Value of $1,931,481

(in thousands) as of September 30, 2013 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2013

Investment Class Shares (Inception date: 11/25/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
International Equity Fund	21.57%	3.66%	8.20%	$21,983
MSCI EAFE Index	23.77%	6.35%	8.01%	$21,607

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2013

Service Class Shares (Inception date: 1/3/01)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
International Equity Fund	21.19%	3.38%	7.92%	$21,425
MSCI EAFE Index	23.77%	6.35%	8.01%	$21,607

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

International Equity Fund

Schedule of Investments	September 30, 2013

International Equity Fund

	Number of Shares	Fair Value

Common Stock — 93.7%†

Australia — 1.2%

Brambles Ltd.	731,271	$6,229,187
CSL Ltd.	296,304	17,731,772
		23,960,959

Belgium — 0.9%

Anheuser-Busch InBev N.V.	176,790	17,608,571

Canada — 0.6%

Cameco Corp.	292,014	5,278,354
Cenovus Energy Inc.	245,279	7,335,224
		12,613,578

China — 1.5%

Baidu Inc. ADR	184,420	28,618,296	(a,h)

France — 14.0%

AXA S.A.	925,782	21,460,801
BNP Paribas S.A.	623,590	42,206,153	(h)
Cap Gemini S.A.	159,959	9,520,763
Essilor International S.A.	172,219	18,533,388
European Aeronautic Defence and Space Company N.V.	233,382	14,878,145
LVMH Moet Hennessy Louis Vuitton S.A.	80,229	15,812,458
Safran S.A.	853,810	52,627,556
Sanofi	178,901	18,155,445
Schneider Electric S.A.	232,508	19,674,061
Technip S.A.	169,707	19,937,746
Total S.A.	360,584	20,937,255
Vallourec S.A.	284,789	17,066,299
		270,810,070

Germany — 8.2%

Bayer AG	200,374	23,640,966
Deutsche Bank AG	386,355	17,750,271
Fresenius SE & Company KGaA	137,882	17,137,659
HeidelbergCement AG	352,009	27,165,108
Linde AG	208,963	41,411,131
SAP AG	426,983	31,598,486
		158,703,621

Hong Kong — 2.3%

AIA Group Ltd.	9,281,995	43,626,328

India — 0.7%

ICICI Bank Ltd.	654,198	9,205,064
Power Grid Corporation of India Ltd.	2,557,210	4,029,530
		13,234,594

	Number of Shares	Fair Value

Italy — 1.7%

Intesa Sanpaolo S.p.A.	4,714,251	$9,731,710
Luxottica Group S.p.A.	435,676	23,189,093
		32,920,803

Japan — 25.0%

Astellas Pharma Inc.	391,600	19,954,140
Bridgestone Corp.	645,554	23,519,547
East Japan Railway Co.	150,600	12,953,519
FANUC Corp.	145,800	24,085,789
Fast Retailing Company Ltd.	45,559	17,109,291
JGC Corp.	350,872	12,658,210
Kubota Corp.	1,296,000	18,715,231
Mazda Motor Corp.	2,085,000	9,285,554	(a)
Mitsubishi Estate Company Ltd.	853,000	25,174,910
Mitsubishi Heavy Industries Ltd.	1,586,000	9,099,801
Mitsubishi UFJ Financial Group Inc.	4,917,200	31,419,968
Mitsui Fudosan Company Ltd.	863,686	29,002,246
Murata Manufacturing Company Ltd.	295,381	22,546,789
Rakuten Inc.	1,993,378	30,167,300
Softbank Corp.	625,889	43,309,924
Sumitomo Mitsui Financial Group Inc.	425,300	20,566,099
The Bank of Yokohama Ltd.	269,452	1,540,510
Tokio Marine Holdings Inc.	1,077,300	35,187,226
Toyota Motor Corp.	926,781	59,219,535
Unicharm Corp.	681,300	39,784,448
		485,300,037

Netherlands — 1.4%

ING Groep N.V.	2,418,716	27,341,981	(a)

Norway — 1.4%

Subsea 7 S.A.	1,289,139	26,793,428

South Korea — 1.1%

Samsung Electronics Company Ltd.	16,709	21,254,056

Sweden — 4.7%

Alfa Laval AB	196,085	4,734,907
Assa Abloy AB	483,782	22,219,130
Hexagon AB	524,942	15,838,732
Svenska Cellulosa AB	628,720	15,857,240
Telefonaktiebolaget LM Ericsson	2,487,007	33,105,370
		91,755,379

Switzerland — 6.6%

ABB Ltd.	272,589	6,448,083	(a)
Nestle S.A.	570,513	39,905,941
Roche Holding AG	166,094	44,799,919
Syngenta AG	56,572	23,110,530
The Swatch Group AG	21,897	14,093,507
		128,357,980

See Notes to Schedules of Investments and Notes to Financial Statements.

International Equity Fund

Schedule of Investments	September 30, 2013

	Number of Shares	Fair Value

Taiwan — 1.4%

Taiwan Semiconductor Manufacturing Company Ltd.	7,573,548	$25,742,942

Taiwan Semiconductor Manufacturing Company Ltd. ADR	31,050	526,608
		26,269,550

United Kingdom — 21.0%

Aggreko PLC	341,024	8,858,154
Barclays PLC	6,765,570	29,088,600
BHP Billiton PLC	796,144	23,464,803	(h)
Capita PLC	1,080,792	17,432,327
Diageo PLC	1,142,131	36,343,970
Experian PLC	789,889	15,055,543
GlaxoSmithKline PLC	1,427,527	36,005,287
HSBC Holdings PLC	4,004,912	43,414,278
International Consolidated Airlines Group S.A.	2,852,552	15,627,498	(a)
Kingfisher PLC	2,143,619	13,396,035
National Grid PLC	1,409,154	16,669,884
Persimmon PLC	444,513	7,817,505	(a)
Prudential PLC	1,410,923	26,298,594
Rio Tinto PLC	260,409	12,748,175
Royal Dutch Shell PLC	835,920	27,615,237
Standard Chartered PLC	971,794	23,306,828
Vodafone Group PLC	9,372,709	32,784,818
WPP PLC	1,024,288	21,065,885
		406,993,421

Total Common Stock (Cost $1,468,535,054)		1,816,162,652

Preferred Stock — 1.8%

Germany — 1.8%

Volkswagen AG (Cost $28,107,334)	147,469	34,784,050

Rights — 0.1%

United Kingdom — 0.1%

Barclays PLC (Cost $0)	1,691,393	2,211,774	(a)

Total Investments in Securities (Cost $1,496,642,388)		1,853,158,476

	Fair Value
Short-Term Investments — 4.1%
GE Institutional Money Market Fund - Investment Class 0.00% (Cost $78,322,157)	$78,322,157	(d,k)

Total Investments (Cost $1,574,964,545)	1,931,480,633

Other Assets and Liabilities, net — 0.3%	5,965,848

NET ASSETS — 100.0%	$1,937,446,481

Other Information:

The Fund had the following long futures contracts open at September 30, 2013:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)
EURO Stoxx 50 Index Futures	December 2013	253	$9,859,816	$934
FTSE 100 Index Futures	December 2013	223	23,218,596	(442,737)
Topix Index Futures	December 2013	130	15,851,720	52,562

				$(389,241)

See Notes to Schedules of Investments and Notes to Financial Statements.

International Equity Fund

Schedule of Investments	September 30, 2013

The Fund was invested in the following sectors at September 30, 2013 (unaudited):

Sector	Percentage (based on Fair Value)
Diversified Financial Services	12.35%
Pharmaceuticals	7.38%
Automobile Manufacturers	5.35%
Wireless Telecommunication Services	3.94%
Life & Health Insurance	3.62%
Aerospace & Defense	3.49%
Integrated Oil & Gas	2.89%
Household Products	2.88%
Industrial Machinery	2.85%
Diversified Real Estate Activities	2.81%
Apparel, Accessories & Luxury Goods	2.75%
Semiconductors	2.46%
Oil & Gas Equipment & Services	2.42%
Electrical Components & Equipment	2.19%
Industrial Gases	2.14%
Packaged Foods & Meats	2.07%
Distillers & Vintners	1.88%
Diversified Metals & Mining	1.87%
Property & Casualty Insurance	1.82%
Communications Equipment	1.71%
Application Software	1.64%
Internet Retail	1.56%
Internet Software & Services	1.48%
Construction Materials	1.41%
Tires & Rubber	1.22%
Fertilizers & Agricultural Chemicals	1.20%
Building Products	1.15%
Multi-Line Insurance	1.11%
Advertising	1.09%
Construction & Farm Machinery	0.97%
Healthcare Supplies	0.96%
Diversified Capital Markets	0.92%
Biotechnology	0.92%
Brewers	0.91%
Human Resource & Employment Services	0.90%
Healthcare Services	0.89%
Apparel Retail	0.89%
Multi-Utilities	0.86%
Electronic Equipment & Instruments	0.82%
Airlines	0.81%
Diversified Support Services	0.78%
Research & Consulting Services	0.78%
Home Improvement Retail	0.69%
Railroads	0.67%
Construction & Engineering	0.66%

Sector	Percentage (based on Fair Value)
IT Consulting & Other Services	0.49%
Home Building	0.40%
Heavy Electrical Equipment	0.33%
Coal & Consumable Fuels	0.27%
Electric Utilities	0.21%
Regional Banks	0.08%

95.94%

Short-Term Investments
Short-Term Investments	4.06%

4.06%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund	(Unaudited)

Greg Hartch

Executive Vice President and Strategy and Business Development Leader

David Wiederecht

President and Chief Investment Officer – Investment Solutions

Jeffrey Palma

Senior Vice President

The Strategic Investment Fund is managed by a team of portfolio managers that includes Greg Hartch, Jeffrey Palma and David Wiederecht. Messrs. Hartch, Palma and Wiederecht are vested with oversight authority for determining asset allocations for the Fund. Each of the U.S. equity, international equity and fixed income portions of the Fund are managed by separate teams of portfolio managers and analysts. The sub-portfolios underlying the Fund are managed independently of each other, and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund’s objective. See portfolio managers’ biographical information beginning on page 133.

Q.	How did the GE Institutional Strategic Investment Fund perform compared to its benchmarks and Morningstar peer group for the twelve-month period ended September 30, 2013?

A.	For the twelve-month period ended September 30, 2013, the GE Institutional Strategic Investment Fund returned 12.34% for the Investment Class shares and 11.98% for the Service Class shares. The Fund’s broad based benchmarks, the S&P 500 Index, the MSCI All Country World ex-U.S. Index, and the Barclays U.S. Aggregate Bond Index returned 19.34%, 16.48%, and -1.68%, respectively. The Fund’s Morningstar peer group of 940 U.S. Moderate Allocation funds returned an average of 11.47% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	The period ended with relative calmness in global financial markets and generally improving news on the global economic front without any major disruptions to unsettle equity markets. Indeed, stocks moved higher across the board, with solid gains. Bond yields rose steadily, which represented the biggest source of uncertainty over the last three months. However, rates fell sharply at the end of
September when the Federal Reserve Board surprised investors by not beginning to taper quantitative easing asset purchases. Geopolitical issues — particularly in the Middle East — were also visible, but, to date, have remained contained and have not disrupted global markets.

In a change from trends in recent years, signs of global activity have picked up lately. In particular, Europe GDP for the second quarter 2013 moved higher, moving out of recession for the first time in nearly two years. Aside from GDP data, recent signs of global growth have also been encouraging. Purchasing Managers’ Indices around the world have recently turned higher, with the U.S., Europe, Japan, and China all in positive (above 50) territory. To be sure, we do not see levels that are consistent with robust activity. But, the synchronized nature of the recent uptick is important and positive. Simplistically, these trends increase the chances of creating a virtuous cycle. Moreover, there have been encouraging signs from the housing market, which has bounced back sharply, while consumer spending has also held up well. Further, if business confidence can improve, leading to more hiring and capital expenditures, in our view a more sustainable rate of growth could be achieved.

Of course, it remains too early to declare victory. Aggregate demand, the pace of hiring, and business investment spending remain sluggish. Hiring must accelerate in order to drive a sustainable recovery and to underpin equity markets. Outside of the U.S., although Europe appears to have exited recession, the overall rate of growth remains sluggish. Japan, despite more aggressive policy action in 2013, faces considerable challenges including tighter fiscal policy and a heavy burden from imported energy costs. Finally, China and emerging markets continue to slow, leaving the world without a strong engine of growth from these regions. In summary, we need to see continued progress in the recovery in the U.S. and Europe to help boost global activity.

(Unaudited)

The last three months produced solid returns for global equities, with a notable difference from recent quarters prior to this period — Europe, with a rise of more than 10%, led the way higher and the U.S. lagged. Strong risk appetite alongside the better than anticipated economic news from the European region contributed to this move. One-year gains for most regions are above 10%. The notable exception remains Emerging Markets, which have struggled during this period despite a good last three months, given concerns about growth trends and susceptibility to higher interest rates.

The main driver of returns in equities has been an expansion of price-to-earnings multiples. With earnings growth continuing to moderate, valuations have taken over as the primary driver of returns. This rise in the price-to-earnings ratio appears to have been driven by improving confidence in the economic recovery. Alongside falling ‘tail risks’, growth expectations have allowed for solid gains in the equity markets for this period.

The rise in bond yields put consistent pressure on returns in fixed income. Expectations for the Federal Reserve Board to begin to taper quantitative easing asset purchases following Chairman Bernanke’s comments in May and June pushed rates sharply higher with the 10-year note reaching 3%, its highest level since 2011. Also contributing to the rise in rates was uncertainty about who will take over as Federal Reserve Board Chair in 2014.

In a surprise to markets, the Federal Reserve Board did not announce a scaling-back of asset purchases at its September meeting. Several factors seemed to drive the decision including the recent rise in rates, an associated slowing in housing data, still-soft economic trends, and uncertainty about the outlook for fiscal negotiations in Washington. The result was a sharp drop in interest rates across the yield curve and are-pricing of Federal Reserve expectation.

So far this year, the moderate pace of economic recovery and a rise in bond yields have been consistent with our expectations. Equity returns, fueled by rapid valuation support, have performed very well, with consistent attractive relative valuations. We continue to believe the key for ongoing equity market support is acceleration in growth. While accommodative Federal Reserve policy can be helpful, it is unlikely to be enough to support risk appetite without fundamental improvements. The possibility of a prolonged battle over policy in Washington and an inability to raise the debt ceiling could have material market and economic impacts through risk appetite. The prospect of a potential government shutdown negatively impacted the equity markets at the end of this period.

Q.	What were the primary drivers behind Fund performance?

A.	The Fund’s performance was primarily driven by its asset allocation and underlying security selection. A higher allocation to U.S. equities positively impacted the Fund’s performance as equity markets rallied during the period. A lower allocation to fixed income also contributed to positive performance as fixed income underperformed equities during the period. The S&P 500 Index outperformed the MSCI All Country World ex-U.S. Index, and both of these equity indices outperformed the Barclays U.S. Aggregate Bond Index over the twelve-month period. Additionally, security selection in U.S. equities, international equities, and fixed income was a driver of positive absolute and relative performance.

Q.	Were there any significant changes in the Fund during the period?

A.	The Fund’s exposure to equities, fixed income, and cash remained fairly consistent throughout the twelve-month period. Allocations within the Fund were periodically rebalanced to stay within guidelines.

Earlier this year, the Fund’s entire position in REITs was sold, based on valuations, in favor of core international equities. Within equities, we slightly reduced equity yield and mid-cap to rebalance the Fund and keep the overall allocation to equities relative to fixed income and cash relatively constant. Throughout the year, within equities, we reduced the Fund’s exposure to value, growth, and equity yield and increased its exposure to international equities to rebalance the Fund and keep equity allocations close to their strategic targets. Exposure to fixed income was increased but at the end of the twelve-month period the Fund remained underweight relative to our strategic target.

Our preference for equities over bonds has been driven by an expectation for bond yields to rise in the

Strategic Investment Fund	(Unaudited)

short to medium-term, equity valuations that are in line with long-term averages, and our view that the economic recovery will be sustained. Nevertheless, we believe short-term setbacks in the equity markets are likely to continue to occur. We, therefore, favor being disciplined in rebalancing the Fund, rather than simply letting the Fund’s allocation to equities increase significantly. Returns in both bond and equity markets may be more modest and range-bound going forward. We continue to believe it prudent to maintain a diversified portfolio and remain vigilant in the search for attractive investment opportunities. By tactically allocating between U.S. equities, international equities, and fixed income, we believe the Fund will continue to seek to produce attractive returns while maintaining a prudent level of risk.

Strategic Investment Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2013.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2013 - September 30, 2013

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	1,054.80	1.75
Service Class	1,000.00	1,053.50	3.04
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.36	1.72
Service Class	1,000.00	1,022.11	2.99

*	Expenses are equal to the Fund’s annualized expense ratio of 0.34% for Investment Class shares and 0.59% for Service Class shares (for the period April 1, 2013 - September 30, 2013), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Strategic Investment Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek to maximize total return. The Fund seeks to achieve its investment objective by investing primarily in a combination of U.S. and foreign equity and debt securities and cash. The Fund’s asset allocation process utilizes information from GE Asset Management’s Asset Allocation Committee to diversify holdings across these asset classes. The Fund adjusts its weightings based on market and economic conditions to meet its objective.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2013

	One Year	Five Year	Ten Year
Number of funds in peer group	940	778	601
Peer group average annual total return	11.47%	7.62%	5.94%

Morningstar Category in peer group: Moderate Allocation

Top Ten Largest Holdings as of September 30, 2013

as a % of Fair Value (b)(c)

Vanguard FTSE Emerging Markets ETF	1.99%
U.S. Treasury Bonds 4.50%, 02/15/36	1.88%
Federal National Mortgage Assoc. 3.00%, 01/01/43 - 06/01/43	1.17%
Qualcomm Inc.	1.12%
Schlumberger Ltd.	0.94%
Federal National Mortgage Assoc. 6.00%, TBA	0.94%
PepsiCo Inc.	0.91%
Federal National Mortgage Assoc. 4.50%, 05/01/18 - 04/01/41	0.89%
Apple Inc.	0.89%
Federal National Mortgage Assoc. 3.50%, 11/01/42 - 06/01/43	0.79%

Sector Allocation as of September 30, 2013

Portfolio composition as a % of Fair Value of $858,568

(in thousands) as of September 30, 2013 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2013

Investment Class Shares (Inception date: 10/29/99)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Strategic Investment Fund	12.34%	6.55%	6.01%	$17,922
S&P 500 Index	19.34%	10.02%	7.57%	$20,737
Barclays U.S. Aggregate Bond Index	-1.68%	5.41%	4.59%	$16,207
MSCI All Country World Index ex U.S.	16.48%	6.26%	8.77%	$23,174

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2013

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Since Inception	Ending Value of a $10,000 Investment (a)
Strategic Investment Fund	11.98%	6.18%	4.99%	$14,766
S&P 500 Index	19.34%	10.02%	6.24%	$16,224
Barclays U.S. Aggregate Bond Index	-1.68%	5.41%	5.30%	$15,119
MSCI All Country World Index ex U.S.	16.48%	6.26%	4.89%	$14,649

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Strategic Investment Fund

Schedule of Investments	September 30, 2013

Strategic Investment Fund

	Number of Shares	Fair Value

Domestic Equity — 34.9%†

Common Stock — 34.9%

Advertising — 0.3%

Omnicom Group Inc.	17,431	$1,105,822
The Interpublic Group of Companies Inc.	61,904	1,063,511
		2,169,333

Aerospace & Defense — 0.7%

Honeywell International Inc.	47,174	3,917,329
The Boeing Co.	13,847	1,627,022
		5,544,351

Agricultural Products — 0.2%

Archer-Daniels-Midland Co.	54,029	1,990,428

Air Freight & Logistics — 0.5%

United Parcel Service Inc.	41,083	3,753,754

Application Software — 0.3%

Intuit Inc.	36,488	2,419,519

Asset Management & Custody Banks — 1.1%

Ameriprise Financial Inc.	34,519	3,143,991
Invesco Ltd.	83,350	2,658,865
State Street Corp.	48,404	3,182,563	(e)
		8,985,419

Auto Parts & Equipment — 0.2%

TRW Automotive Holdings Corp.	21,993	1,568,321	(a)

Automobile Manufacturers — 0.4%

Ford Motor Co.	173,777	2,931,618

Automotive Retail — 0.2%

AutoZone Inc.	4,495	1,900,171	(a)

Biotechnology — 1.2%

Alexion Pharmaceuticals Inc.	9,310	1,081,450	(a)
Amgen Inc.	36,213	4,053,683	(h)
Gilead Sciences Inc.	78,191	4,913,522	(a)
		10,048,655

Broadcasting — 0.4%

CBS Corp.	16,291	898,611
Discovery Communications Inc.	31,649	2,472,420	(a)
		3,371,031

	Number of Shares	Fair Value

Cable & Satellite — 1.1%

Comcast Corp.	65,162	$2,942,064	(††)
Comcast Corp.	62,553	2,712,924	(††)
Liberty Global PLC	50,266	3,791,564	(a)
		9,446,552

Casinos & Gaming — 0.3%

Las Vegas Sands Corp.	33,510	2,225,734

Commodity Chemicals — 0.5%

LyondellBasell Industries N.V.	52,011	3,808,766

Communications Equipment — 2.0%

Cisco Systems Inc.	279,614	6,548,560	(h)
Qualcomm Inc.	142,903	9,625,946
		16,174,506

Computer Hardware — 1.1%

Apple Inc.	15,983	7,619,895
Hewlett-Packard Co.	49,765	1,044,070
		8,663,965

Computer Storage & Peripherals — 0.8%

EMC Corp.	262,094	6,699,123

Construction & Farm Machinery — 0.4%

Cummins Inc.	7,331	974,070
Deere & Co.	27,103	2,205,913
		3,179,983

Consumer Finance — 0.3%

American Express Co.	29,163	2,202,390

Data Processing & Outsourced Services — 0.6%

Paychex Inc.	51,372	2,087,758
Visa Inc.	16,755	3,201,881
		5,289,639

Department Stores — 0.1%

Macy’s Inc.	24,436	1,057,346

Distributors — 0.1%

Genuine Parts Co.	9,109	736,827

Diversified Chemicals — 0.1%

PPG Industries Inc.	5,293	884,249

Diversified Financial Services — 1.5%

Citigroup Inc.	72,260	3,505,333
JPMorgan Chase & Co.	79,430	4,105,737
Wells Fargo & Co.	117,492	4,854,769
		12,465,839

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2013

	Number of Shares	Fair Value

Drug Retail — 0.3%

CVS Caremark Corp.	42,844	$2,431,397

Electric Utilities — 0.3%

NextEra Energy Inc.	14,662	1,175,306
The Southern Co.	22,168	912,878
		2,088,184

Electrical Components & Equipment — 0.3%

Eaton Corp. PLC	34,206	2,354,741

Fertilizers & Agricultural Chemicals — 0.5%

Monsanto Co.	39,097	4,080,554

General Merchandise Stores — 0.1%

Dollar General Corp.	20,524	1,158,785	(a)

Healthcare Distributors — 0.2%

Cardinal Health Inc.	37,469	1,954,008

Healthcare Equipment — 0.7%

Covidien PLC	78,764	4,799,878
Medtronic Inc.	11,730	624,623
Stryker Corp.	4,887	330,312
		5,754,813

Healthcare Services — 0.6%

Express Scripts Holding Co.	84,361	5,211,823	(a)

Healthcare Supplies — 0.2%

DENTSPLY International Inc.	42,819	1,858,773

Home Building — 0.0%*

MDC Holdings Inc.	847	25,418

Home Improvement Retail — 0.8%

Lowe’s Companies Inc.	123,391	5,874,645
The Home Depot Inc.	14,703	1,115,223
		6,989,868

Household Products — 0.4%

Energizer Holdings Inc.	6,517	594,025
Kimberly-Clark Corp.	11,787	1,110,571
The Clorox Co.	15,721	1,284,720
		2,989,316

Independent Power Producers & Energy Traders — 0.3%

AES Corp.	65,164	866,030
Calpine Corp.	50,501	981,234	(a)
NRG Energy Inc.	21,993	601,069
		2,448,333

Industrial Gases — 0.1%

Praxair Inc.	7,917	951,703

	Number of Shares	Fair Value

Industrial Machinery — 0.5%

Dover Corp.	46,307	$4,159,758

Integrated Oil & Gas — 1.3%

Chevron Corp.	43,663	5,305,054
Exxon Mobil Corp.	5,702	490,600	(h)
Hess Corp.	22,806	1,763,816
Occidental Petroleum Corp.	36,064	3,373,427
		10,932,897

Integrated Telecommunication Services — 0.5%

AT&T Inc.	42,978	1,453,516
Verizon Communications Inc.	52,327	2,441,578
		3,895,094

Internet Retail — 0.2%

Amazon.com Inc.	5,213	1,629,792	(a)

Internet Software & Services — 1.0%

eBay Inc.	67,021	3,739,102	(a)
Google Inc.	5,139	4,501,301	(a)
		8,240,403

Investment Banking & Brokerage — 0.4%
The Charles Schwab Corp.	46,542	983,898
The Goldman Sachs Group Inc.	14,149	2,238,513
		3,222,411

IT Consulting & Other Services — 0.4%

International Business Machines Corp.	15,814	2,928,437	(h)

Life & Health Insurance — 0.3%
MetLife Inc.	15,834	743,406
Prudential Financial Inc.	25,407	1,981,238
		2,724,644

Life Sciences Tools & Services — 0.1%

PerkinElmer Inc.	23,459	885,577

Managed Healthcare — 0.4%

UnitedHealth Group Inc.	50,034	3,582,935

Movies & Entertainment — 0.4%

Time Warner Inc.	54,186	3,565,981

Multi-Line Insurance — 0.5%

American International Group Inc.	53,434	2,598,495
Hartford Financial Services Group Inc.	37,889	1,179,106
		3,777,601

Multi-Utilities — 0.1%

Dominion Resources Inc.	19,227	1,201,303

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2013

	Number of Shares	Fair Value

Oil & Gas Equipment & Services — 1.3%

Cameron International Corp.	7,820	$456,453	(a)
Halliburton Co.	50,501	2,431,623
Schlumberger Ltd.	91,040	8,044,295	(h)
		10,932,371

Oil & Gas Exploration & Production — 0.7%

Anadarko Petroleum Corp.	30,347	2,821,967
Marathon Oil Corp.	80,136	2,795,144
		5,617,111

Packaged Foods & Meats — 0.3%

Kraft Foods Group Inc.	9,614	504,158
Mondelez International Inc.	67,871	2,132,507
		2,636,665

Pharmaceuticals — 2.1%

Actavis Inc.	3,258	469,152	(a)
Bristol-Myers Squibb Co.	20,358	942,168
Johnson & Johnson	73,613	6,381,511
Merck & Company Inc.	78,625	3,743,336
Pfizer Inc.	206,440	5,926,893
		17,463,060

Property & Casualty Insurance — 0.4%

ACE Ltd.	32,910	3,079,060

Railroads — 0.4%

CSX Corp.	121,346	3,123,446
Union Pacific Corp.	1,696	263,457
		3,386,903

Regional Banks — 0.2%

Regions Financial Corp.	195,487	1,810,210

Research & Consulting Services — 0.0%*

Nielsen Holdings N.V.	9,123	332,533

Restaurants — 0.1%

McDonald’s Corp.	10,383	998,948

Retail REITs — 0.1%

Simon Property Group Inc.	5,192	769,610

Semiconductor Equipment — 0.1%

Applied Materials Inc.	43,986	771,514

Semiconductors — 0.4%

Analog Devices Inc.	20,200	950,410
Intel Corp.	41,847	959,133	(h)
Microchip Technology Inc.	26,014	1,048,104
Texas Instruments Inc.	14,703	592,090
		3,549,737

	Number of Shares	Fair Value

Soft Drinks — 1.2%

Coca-Cola Enterprises Inc.	52,782	$2,122,364
PepsiCo Inc.	98,477	7,828,922	(h)
		9,951,286

Specialized Finance — 0.7%

CME Group Inc.	70,954	5,242,081
McGraw Hill Financial Inc.	9,308	610,512
		5,852,593

Specialized REITs — 0.5%

American Tower Corp.	38,980	2,889,587
HCP Inc.	14,142	579,115
Rayonier Inc.	10,103	562,232
		4,030,934

Specialty Stores — 0.4%

Dick’s Sporting Goods Inc.	57,712	3,080,667

Systems Software — 0.4%

Microsoft Corp.	41,540	1,383,697
Oracle Corp.	67,953	2,254,001
		3,637,698

Tobacco — 0.2%

Altria Group Inc.	14,138	485,640
Philip Morris International Inc.	15,656	1,355,653
		1,841,293

Water Utilities — 0.1%

American Water Works Company Inc.	12,348	509,725

Total Common Stock (Cost $227,206,863)		288,813,986

Preferred Stock — 0.0%*

Diversified Financial Services — 0.0%*

Wells Fargo & Co.	13,069	311,957

Total Preferred Stocks (Cost $326,725)		311,957

Total Domestic Equity (Cost $227,533,588)		289,125,943

Foreign Equity — 22.5%

Common Stock — 22.0%

Advertising — 0.2%

WPP PLC	91,934	1,890,749

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2013

	Number of Shares	Fair Value

Aerospace & Defense — 0.7%

European Aeronautic Defence and Space Company N.V.	20,947	$1,335,375
Safran S.A.	76,633	4,723,542
		6,058,917

Airlines — 0.2%

International Consolidated Airlines Group S.A.	256,028	1,402,631	(a)

Apparel Retail — 0.2%

Belle International Holdings Ltd.	39,149	56,842
Fast Retailing Company Ltd.	4,088	1,535,213
		1,592,055

Apparel, Accessories & Luxury Goods — 0.6%

Luxottica Group S.p.A.	39,104	2,081,332
LVMH Moet Hennessy Louis Vuitton S.A.	7,201	1,419,256
The Swatch Group AG	1,965	1,264,728
		4,765,316

Application Software — 0.3%

SAP AG	38,323	2,836,059

Automobile Manufacturers — 0.8%

Astra International Tbk PT	41,500	23,115
Brilliance China Automotive Holdings Ltd.	15	23	(a)
Great Wall Motor Company Ltd.	31,913	172,833
Hyundai Motor Co.	1,292	301,758
Mazda Motor Corp.	187,000	832,805	(a)
Toyota Motor Corp.	83,180	5,315,043
		6,645,577

Biotechnology — 0.2%

CSL Ltd.	26,594	1,591,469

Brewers — 0.2%

Anheuser-Busch InBev N.V.	15,868	1,580,479
SABMiller PLC	2,120	107,920
		1,688,399

Building Products — 0.2%

Assa Abloy AB	43,421	1,994,239

Casinos & Gaming — 0.0%*

Genting Bhd	56,999	181,865
Sands China Ltd.	26,795	165,846
		347,711

Coal & Consumable Fuels — 0.1%

Cameco Corp.	26,209	473,746

	Number of Shares	Fair Value

Commodity Chemicals — 0.0%*

LG Chem Ltd.	462	$132,193
Mexichem SAB de C.V.	9,322	40,415
		172,608

Communications Equipment — 0.4%

Telefonaktiebolaget LM Ericsson	223,217	2,971,315

Construction & Engineering — 0.2%

China State Construction International Holdings Ltd.	99,481	159,064
JGC Corp.	30,993	1,118,117
		1,277,181

Construction & Farm Machinery — 0.2%

Hyundai Heavy Industries Company Ltd.	410	100,719
Iochpe-Maxion S.A.	8,075	99,393
Kubota Corp.	116,000	1,675,129
		1,875,241

Construction Materials — 0.3%

Cemex Latam Holdings S.A.	6,404	50,391	(a)
Cemex SAB de C.V. ADR	15,308	171,144	(a)
HeidelbergCement AG	31,594	2,438,160
		2,659,695

Department Stores — 0.0%*

Matahari Department Store Tbk PT	133,976	121,481	(a)
Woolworths Holdings Ltd.	13,930	102,692
		224,173

Distillers & Vintners — 0.5%

Diageo PLC	102,511	3,262,022
Diageo PLC ADR	6,899	876,725
LT Group, Inc.	104,682	43,277
		4,182,024

Diversified Capital Markets — 0.2%

Deutsche Bank AG	34,677	1,593,162

Diversified Financial Services — 2.8%

Banco Santander Chile ADR	3,245	85,311
Bangkok Bank PCL	8,000	50,128
Bank Mandiri Persero Tbk PT	114,000	78,264
Bank of China Ltd.	487,646	221,967
Bank Rakyat Indonesia Persero Tbk PT	54,292	33,991
Barclays PLC	607,135	2,610,380
BNP Paribas S.A.	55,970	3,788,192
Credicorp Ltd.	999	128,332
CTBC Financial Holding Company Ltd.	134,820	88,004
Grupo Financiero Banorte SAB de C.V.	31,678	196,271
HSBC Holdings PLC	359,050	3,892,194
ICICI Bank Ltd.	67,417	948,609

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2013

	Number of Shares	Fair Value

Industrial & Commercial Bank of China Ltd.	462,245	$322,463
ING Groep N.V.	217,090	2,454,059	(a)
Intesa Sanpaolo S.p.A.	423,123	873,460
Kasikornbank PCL	20,700	115,809
Malayan Banking Bhd	74,202	224,006
Metropolitan Bank & Trust	89,176	169,996
Mitsubishi UFJ Financial Group Inc.	441,300	2,819,823
Sberbank of Russia ADR	12,604	151,626
Sberbank of Russia GDR	1,903	22,931	(b)
Shinhan Financial Group Company Ltd.	2,980	121,038
Standard Chartered PLC	87,222	2,091,871
Sumitomo Mitsui Financial Group Inc.	38,200	1,847,225
		23,335,950

Diversified Metals & Mining — 0.4%

Antofagasta PLC	5,220	69,190
BHP Billiton PLC	71,457	2,106,057
Rio Tinto PLC	26,325	1,288,725
		3,463,972

Diversified Real Estate Activities — 0.6%

Mitsubishi Estate Company Ltd.	76,000	2,243,016
Mitsui Fudosan Company Ltd.	77,642	2,607,189
		4,850,205

Diversified Support Services — 0.2%

Aggreko PLC	30,608	795,048
Brambles Ltd.	65,635	559,098
		1,354,146

Drug Retail — 0.0%*

Raia Drogasil S.A.	6,830	56,240

Education Services — 0.0%*

Kroton Educacional S.A.	8,408	119,016

Electric Utilities — 0.1%

Power Grid Corporation of India Ltd.	261,808	412,545

Electrical Components & Equipment — 0.5%

Murata Manufacturing Company Ltd.	26,499	2,022,701
Schneider Electric S.A.	20,869	1,765,866
		3,788,567

Electronic Equipment & Instruments — 0.2%

Hexagon AB	47,116	1,421,600

Fertilizers & Agricultural Chemicals — 0.3%

Syngenta AG	5,078	2,074,441

Food Retail — 0.0%*

Magnit OJSC GDR	3,187	196,797
Shoprite Holdings Ltd.	10,030	164,846
		361,643

	Number of Shares	Fair Value

Gas Utilities — 0.0%*

China Resources Gas Group Ltd.	22,851	$58,696
ENN Energy Holdings Ltd.	25,548	142,644
		201,340

Healthcare Services — 0.2%

Fresenius SE & Company KGaA	12,375	1,538,116

Healthcare Supplies — 0.2%

Essilor International S.A.	15,457	1,663,409
Ginko International Company Ltd.	1,000	18,500
		1,681,909

Heavy Electrical Equipment — 0.1%

ABB Ltd.	24,466	578,742	(a)

Highways & Railtracks — 0.0%*

CCR S.A.	7,444	58,019

Home Building — 0.1%

Persimmon PLC	39,899	701,691	(a)

Home Improvement Retail — 0.1%

Kingfisher PLC	192,399	1,202,352

Household Appliances — 0.0%*

Haier Electronics Group Company Ltd.	33,386	65,006
Techtronic Industries Co.	58,682	152,850
		217,856

Household Products — 0.6%

Svenska Cellulosa AB	56,430	1,423,247
Unicharm Corp.	61,200	3,573,768
		4,997,015

Human Resource & Employment Services — 0.2%

Capita PLC	97,006	1,564,631

Independent Power Producers & Energy Traders — 0.0%*

China Resources Power Holdings Company Ltd.	20,386	48,631

Industrial Conglomerates — 0.0%*

Alfa SAB de C.V.	14,710	39,446

Industrial Gases — 0.5%

Linde AG	18,755	3,716,762

Industrial Machinery — 0.6%

Alfa Laval AB	17,599	424,967
FANUC Corp.	13,100	2,164,087
Mitsubishi Heavy Industries Ltd.	142,000	814,736
Vallourec S.A.	25,561	1,531,771
		4,935,561

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2013

	Number of Shares	Fair Value

Integrated Oil & Gas — 0.8%

Cenovus Energy Inc.	22,001	$657,954
China Petroleum & Chemical Corp.	177,559	138,976
Gazprom OAO ADR	10,401	91,737
Lukoil OAO ADR	3,321	211,083
PetroChina Company Ltd.	99,028	109,050
Rosneft OAO GDR	17,747	143,750
Royal Dutch Shell PLC	74,975	2,476,855
Royal Dutch Shell PLC ADR	15,834	1,039,977
Total S.A.	32,364	1,879,211
		6,748,593

Internet Retail — 0.3%

Rakuten Inc.	178,898	2,707,399

Internet Software & Services — 0.9%

Baidu Inc. ADR	43,668	6,776,400	(a)
Tencent Holdings Ltd.	5,473	287,089
Yandex N.V.	3,056	111,299	(a)
		7,174,788

IT Consulting & Other Services — 0.1%

Cap Gemini S.A.	14,218	846,256

Life & Health Insurance — 0.8%

AIA Group Ltd.	898,114	4,221,228
Prudential PLC	126,636	2,360,404
		6,581,632

Multi-Line Insurance — 0.2%

AXA S.A.	83,093	1,926,201

Multi-Utilities — 0.2%

National Grid PLC	126,477	1,496,186

Oil & Gas Equipment & Services — 0.5%

Subsea 7 S.A.	115,706	2,404,830
Technip S.A.	15,232	1,789,507
		4,194,337

Oil & Gas Exploration & Production — 0.0%*

Afren PLC	59,544	133,356	(a)
Kunlun Energy Company Ltd.	55,452	77,796
		211,152

Packaged Foods & Meats — 0.5%

Nestle S.A.	51,206	3,581,730
Orion Corp.	140	124,149
Uni-President China Holdings Ltd.	67,482	67,699
		3,773,578

Personal Products — 0.0%*

Hengan International Group Company Ltd.	8,565	100,172

	Number of Shares	Fair Value

Pharmaceuticals — 1.9%

Aspen Pharmacare Holdings Ltd.	4,409	$115,113
Astellas Pharma Inc.	35,100	1,788,535
Bayer AG	17,984	2,121,828
GlaxoSmithKline PLC ADR	40,291	2,021,399
GlaxoSmithKline PLC	128,126	3,231,612
Novartis AG ADR	13,007	997,767
Roche Holding AG	14,908	4,021,079
Sanofi	16,057	1,629,516
		15,926,849

Property & Casualty Insurance — 0.4%

Tokio Marine Holdings Inc.	96,700	3,158,456

Railroads — 0.1%

East Japan Railway Co.	13,500	1,161,172

Real Estate Development — 0.0%*

China Overseas Land & Investment Ltd.	43,098	127,263

Real Estate Operating Companies — 0.0%*

Iguatemi Empresa de Shopping Centers S.A.	5,397	58,939

Regional Banks — 0.0%*

The Bank of Yokohama Ltd.	23,787	135,995

Reinsurance — 0.0%*

Korean Reinsurance Co.	5,900	70,272

Research & Consulting Services — 0.2%

Experian PLC	70,461	1,343,010

Residential REITs — 0.0%*

Emlak Konut Gayrimenkul Yatirim Ortakligi AS	35,533	47,955

Restaurants — 0.0%*

Alsea SAB de C.V.	26,071	72,546

Semiconductors — 0.7%

MediaTek Inc.	12,000	148,341
Samsung Electronics Company Ltd.	1,961	2,494,416
Taiwan Semiconductor Manufacturing Company Ltd.	820,876	2,790,207
Taiwan Semiconductor Manufacturing Company Ltd. ADR	6,965	118,126
		5,551,090

Soft Drinks — 0.0%*

Coca-Cola Icecek AS	4,023	102,422

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2013

	Number of Shares	Fair Value

Thrifts & Mortgage Finance — 0.0%*

Housing Development Finance Corp.	13,305	$161,124

Tires & Rubber — 0.3%

Bridgestone Corp.	57,904	2,109,624
Hankook Tire Company Ltd.	930	53,134
		2,162,758

Tobacco — 0.0%*

ITC Ltd.	24,705	133,716

Wireless Telecommunication Services — 0.9%

America Movil SAB de C.V. ADR	2,475	49,030
MegaFon OAO GDR	940	33,135	(††)
MegaFon OAO GDR	4,323	152,386	(††,b)
MTN Group Ltd.	9,898	192,772
Softbank Corp.	56,199	3,888,827
Vodafone Group PLC	841,239	2,942,572
		7,258,722

Total Common Stock (Cost $150,723,524)		182,195,246

Preferred Stocks — 0.5%

Automobile Manufacturers — 0.4%

Volkswagen AG	13,236	3,122,024

Diversified Financial Services — 0.0%*

Itau Unibanco Holding S.A.	14,912	210,746

Hypermarkets & Super Centers — 0.0%*

Cia Brasileira de Distribuicao Grupo Pao de Acucar	1,730	78,493

Integrated Oil & Gas — 0.0%*

Petroleo Brasileiro S.A.	15,364	126,719

Steel — 0.1%

Vale S.A.	15,312	216,950

Total Preferred Stocks (Cost $3,460,532)		3,754,932

Rights — 0.0%*

Diversified Financial Services — 0.0%*

Barclays PLC	151,783	198,481	(a)

Total Rights (Cost $0)		198,481

Total Foreign Equity (Cost $154,184,056)		186,148,659

		Principal Amount	Fair Value

Bonds and Notes — 30.4%

U.S. Treasuries — 4.3%

U.S. Treasury Bonds
3.63%	08/15/43	$5,843,700	$5,776,135	(h)
4.50%	02/15/36	13,991,800	16,169,274	(h)
U.S. Treasury Notes
0.38%	08/31/15	4,823,300	4,828,953
1.50%	08/31/18	4,743,000	4,774,498
1.75%	05/15/23	3,397,500	3,148,263
2.50%	08/15/23	701,200	694,079
			35,391,202

Agency Mortgage Backed — 9.5%

Federal Home Loan Mortgage Corp.
2.38%	01/13/22	1,299,000	1,264,312	(h)
4.50%	06/01/33 - 02/01/35	10,846	11,572	(h)
5.00%	07/01/35 - 06/01/41	968,584	1,058,883	(h)
5.50%	05/01/20 - 04/01/39	260,297	282,144	(h)
6.00%	04/01/17 - 11/01/37	352,595	387,911	(h)
6.50%	06/01/29	998	1,104	(h)
7.00%	10/01/16 - 08/01/36	177,189	193,048	(h)
7.50%	09/01/33	467	504	(h)
8.00%	04/01/30 - 11/01/30	1,281	1,482	(h)
9.00%	04/01/16 - 06/01/21	437	471	(h)
5.50%	TBA	305,000	330,448	(c)
Federal National Mortgage Assoc.
2.35%	04/01/37	768	799	(i)
3.00%	01/01/43 - 05/01/43	7,298,247	7,136,085	(h)
3.00%	06/01/43	2,983,265	2,917,694
3.50%	11/01/42 - 06/01/43	6,672,936	6,802,214
4.00%	05/01/19 - 03/01/41	1,824,449	1,914,520	(h)
4.00%	12/01/41	431,097	452,482
4.50%	05/01/18 - 04/01/41	5,050,406	5,400,604	(h)
4.50%	10/01/39 - 02/01/40	2,109,495	2,251,888
5.00%	07/01/20 - 06/01/41	1,481,764	1,630,171	(h)
5.00%	03/01/39 - 04/01/39	94,224	102,844
5.50%	03/01/14 - 11/01/35	545,772	595,438	(h)
5.50%	12/01/35 - 01/01/39	1,583,921	1,726,087
6.00%	07/01/14 - 08/01/35	1,085,252	1,201,232	(h)
6.50%	01/01/15 - 08/01/34	183,501	204,283	(h)
7.00%	10/01/16 - 12/01/33	41,086	42,218	(h)
7.50%	05/01/15 - 12/01/33	8,561	9,534	(h)
8.00%	07/01/15 - 01/01/33	1,306	1,516	(h)
9.00%	12/01/17 - 12/01/22	1,650	1,834	(h)
3.00%	TBA	1,201,000	1,173,227	(c)
3.50%	TBA	3,200,000	3,257,500	(c)
4.00%	TBA	2,955,000	3,099,518	(c)
4.50%	TBA	6,266,000	6,675,127	(c)
5.00%	TBA	4,258,000	4,613,370	(c)
6.00%	TBA	7,350,000	8,039,063	(c)
6.50%	TBA	568,000	629,326	(c)
Government National Mortgage Assoc.
3.00%	06/20/43	1,850,430	1,831,710
3.50%	05/20/43	2,430,978	2,511,699
4.00%	01/20/41	1,681,257	1,787,212
4.00%	04/20/43	1,612,338	1,710,083	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2013

		Principal Amount	Fair Value

4.50%	08/15/33 - 03/20/41	$1,733,062	$1,874,673	(h)
5.00%	08/15/33	19,158	21,024	(h)
6.00%	06/15/33 - 09/15/36	76,703	85,977	(h)
6.50%	02/15/24 - 06/15/34	19,778	22,249	(h)
7.00%	04/15/28 - 10/15/36	14,956	16,900	(h)
8.00%	06/15/30	35	36	(h)
8.50%	10/15/17	5,178	5,492	(h)
9.00%	11/15/16 - 12/15/21	7,776	8,405	(h)
3.00%	TBA	4,600,000	4,534,594	(c)
5.00%	TBA	925,000	1,004,926	(c)
			78,825,433

Agency Collateralized Mortgage Obligations — 0.2%
Collateralized Mortgage Obligation Trust
0.10%	11/01/18	186	185	(d,f,h)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	110,887	1,018	(g,h,i)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24 - 10/15/42	3,178,398	455,247	(g)
4.50%	03/15/18	5,241	228	(g,h)
5.00%	10/15/18	12,703	604	(g,h)
5.00%	02/15/38	24,160	1,817	(g)
5.50%	06/15/33	7,635	1,111	(g,h)
6.42%	08/15/25	451,639	66,290	(g,i)
7.50%	07/15/27	2,462	455	(g,h)
8.00%	04/15/20	69	75	(h)
Federal Home Loan Mortgage Corp. STRIPS
2.22%	08/01/27	226	207	(d,f,h)
8.00%	02/01/23 - 07/01/24	896	173	(g,h)
Federal National Mortgage Assoc. REMIC
1.05%	12/25/22	314	305	(d,f,h)
1.23%	12/25/42	44,842	2,123	(g,h,i)
2.50%	05/25/43	251,139	248,481
3.50%	08/25/42 - 09/25/42	2,258,775	346,091	(g)
4.00%	03/25/43	1,478,020	254,962	(g)
5.00%	08/25/17 - 09/25/40	748,093	77,376	(g)
5.00%	10/25/22	472	1	(g,h)
5.82%	07/25/38	153,437	19,090	(g,i)
Federal National Mortgage Assoc. STRIPS
4.50%	08/01/35 - 01/01/36	121,895	18,850	(g)
5.00%	03/25/38 - 05/25/38	73,899	11,242	(g)
5.50%	12/01/33	13,443	2,294	(g,h)
6.00%	01/01/35	64,186	11,291	(g)
7.50%	11/01/23	5,831	878	(g,h)
8.00%	08/01/23 - 07/01/24	1,813	333	(g,h)
8.50%	03/01/17 - 07/25/22	548	69	(g,h)
9.00%	05/25/22	301	60	(g,h)
Government National Mortgage Assoc.
4.50%	10/20/37 - 08/16/39	1,241,935	146,781	(g)
5.00%	12/20/35 - 09/20/38	697,135	64,443	(g)
			1,732,080

		Principal Amount	Fair Value

Asset Backed — 0.2%
Ford Credit Auto Lease Trust 2013-A
1.28%	06/15/16	$100,000	$99,076
Hertz Vehicle Financing LLC 2010-1A
2.60%	02/25/15	500,000	502,355	(b,h)
5.02%	02/25/15	625,000	630,804	(b,h)
			1,232,235

Corporate Notes — 13.4%
AAR Corp.
7.25%	01/15/22	270,000	281,475	(b)
ABB Finance USA Inc.
1.63%	05/08/17	266,000	266,327	(h)
AbbVie Inc.
1.75%	11/06/17	234,000	232,079
2.00%	11/06/18	366,000	359,371
2.90%	11/06/22	386,000	360,991
Actavis Inc.
3.25%	10/01/22	401,000	375,942
AES Corp.
8.00%	10/15/17	157,000	180,550	(h)
AES Panama S.A.
6.35%	12/21/16	148,000	153,959	(b,h)
Agilent Technologies Inc.
5.50%	09/14/15	227,000	246,075
Agrium Inc.
3.50%	06/01/23	392,000	370,161
4.90%	06/01/43	438,000	397,260
Altria Group Inc.
2.95%	05/02/23	141,000	128,601
4.50%	05/02/43	141,000	121,945
Amazon.com Inc.
1.20%	11/29/17	234,000	228,589
2.50%	11/29/22	309,000	281,609
America Movil SAB de C.V.
2.38%	09/08/16	1,055,000	1,072,724	(h)
American Axle & Manufacturing Inc.
6.25%	03/15/21	187,000	192,610
7.75%	11/15/19	55,000	61,325
American Express Co.
2.65%	12/02/22	261,000	239,719
American International Group Inc.
3.38%	08/15/20	339,000	339,206
4.88%	06/01/22	135,000	144,823
American Seafoods Group LLC
10.75%	05/15/16	650,000	676,000	(b)
American Tower Corp. (REIT)
3.40%	02/15/19	339,000	335,064
3.50%	01/31/23	133,000	116,748
American Tower Trust I (REIT)
1.55%	03/15/43	420,000	409,504	(b)
Amsted Industries Inc.
8.13%	03/15/18	96,000	101,760	(b,h)
Anadarko Petroleum Corp.
6.20%	03/15/40	535,000	599,607

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2013

		Principal Amount	Fair Value

Anheuser-Busch InBev Finance Inc.
2.63%	01/17/23	$150,000	$139,695
Anheuser-Busch InBev Worldwide Inc.
2.50%	07/15/22	580,000	536,567
5.38%	11/15/14	157,000	165,485	(h	)
Archer-Daniels-Midland Co.
4.02%	04/16/43	151,000	132,801
Arizona Public Service Co.
6.25%	08/01/16	33,000	37,447	(h	)
Ascension Health
4.85%	11/15/53	235,000	231,269
Ashland Inc.
3.00%	03/15/16	266,000	269,325
3.88%	04/15/18	253,000	249,838
AT&T Inc.
0.88%	02/13/15	236,000	236,575	(h	)
4.35%	06/15/45	738,000	609,180
Atlas Pipeline Finance Corp.
4.75%	11/15/21	108,000	97,605	(b	)
Autodesk Inc.
1.95%	12/15/17	264,000	258,763
Banco de Costa Rica
5.25%	08/12/18	200,000	202,600	(b	)
Banco de Reservas de LA Republica Dominicana
7.00%	02/01/23	150,000	142,500	(b	)
Banco del Estado de Chile
2.00%	11/09/17	250,000	243,917
Banco do Nordeste do Brasil S.A.
3.63%	11/09/15	200,000	203,000	(b	)
Banco Latinoamericano de Comercio Exterior S.A.
3.75%	04/04/17	200,000	201,000	(b	)
Banco Mercantil del Norte S.A.
6.86%	10/13/21	100,000	103,769	(b,i	)
Bank of America Corp.
2.00%	01/11/18	435,000	427,801
3.30%	01/11/23	452,000	423,416
3.88%	03/22/17	281,000	298,869
4.10%	07/24/23	564,000	560,495
5.75%	12/01/17	355,000	400,469	(h	)
Barclays Bank PLC
2.25%	05/10/17	815,000	840,998	(b,h	)
Barrick Gold Corp.
2.50%	05/01/18	141,000	134,450
4.10%	05/01/23	289,000	254,493
Baxter International Inc.
3.20%	06/15/23	575,000	561,023
Berkshire Hathaway Finance Corp.
3.00%	05/15/22	236,000	229,215	(h	)
Berkshire Hathaway Inc.
1.55%	02/09/18	272,000	269,395
4.50%	02/11/43	272,000	253,464
BHP Billiton Finance USA Ltd.
2.05%	09/30/18	174,000	174,250
3.85%	09/30/23	174,000	175,334
5.00%	09/30/43	174,000	177,217

		Principal Amount	Fair Value

Bombardier Inc.
4.25%	01/15/16	$304,000	$315,400	(b	)
7.75%	03/15/20	294,000	332,220	(b,h	)
BP Capital Markets PLC
1.38%	05/10/18	874,000	847,847
2.25%	11/01/16	94,000	96,755	(h	)
2.50%	11/06/22	615,000	556,349
2.75%	05/10/23	283,000	258,474
Brocade Communications Systems Inc.
4.63%	01/15/23	939,000	866,227	(b	)
Burlington Northern Santa Fe LLC
3.85%	09/01/23	339,000	339,887
Caixa Economica Federal
2.38%	11/06/17	150,000	140,250
Cargill Inc.
6.00%	11/27/17	91,000	104,876	(b,h	)
Carnival Corp.
1.20%	02/05/16	273,000	271,286
Case New Holland Inc.
7.88%	12/01/17	127,000	147,638	(h	)
Caterpillar Financial Services Corp.
1.25%	11/06/17	364,000	357,273
Caterpillar Inc.
1.50%	06/26/17	281,000	279,483
Catholic Health Initiatives
2.95%	11/01/22	128,000	118,893
4.35%	11/01/42	82,000	74,215
Cedar Fair LP
5.25%	03/15/21	107,000	102,185	(b	)
Celgene Corp.
2.30%	08/15/18	170,000	169,922
Central American Bank for Economic Integration
5.38%	09/24/14	170,000	176,479	(b	)
Cequel Capital Corp.
5.13%	12/15/21	278,000	262,015	(b	)
Chesapeake Energy Corp.
3.25%	03/15/16	276,000	277,035
Cigna Corp.
2.75%	11/15/16	233,000	242,023
4.00%	02/15/22	636,000	649,395
Cincinnati Bell Inc.
8.25%	10/15/17	19,000	19,798
Citigroup Inc.
1.25%	01/15/16	258,000	257,803
1.75%	05/01/18	582,000	564,465
3.50%	05/15/23	339,000	305,913
5.00%	09/15/14	412,000	427,530	(h	)
6.13%	08/25/36	158,000	159,018	(h	)
6.68%	09/13/43	268,000	288,607
CityCenter Holdings LLC
7.63%	01/15/16	447,000	468,232	(h	)
Cliffs Natural Resources Inc.
4.88%	04/01/21	141,000	133,022
CME Group Inc.
5.30%	09/15/43	172,000	177,421

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2013

		Principal Amount	Fair Value

CNA Financial Corp.
5.88%	08/15/20	$206,000	$237,563	(h	)
CNH Capital LLC
3.88%	11/01/15	157,000	161,710
CNPC HK Overseas Capital Ltd.
4.50%	04/28/21	200,000	205,585	(b,h	)
Cogeco Cable Inc.
4.88%	05/01/20	270,000	257,850	(b	)
Columbus International, Inc.
11.50%	11/20/14	100,000	107,500	(b	)
Comcast Corp.
4.50%	01/15/43	223,000	209,788
Commonwealth Bank of Australia
0.75%	01/13/17	354,000	353,150	(b,h	)
Constellation Brands Inc.
7.25%	09/01/16	269,000	305,987	(h	)
Corp Andina de Fomento
4.38%	06/15/22	233,000	232,116	(h	)
Corp Lindley S.A.
4.63%	04/12/23	101,000	91,405	(b	)
Corp Nacional del Cobre de Chile
3.88%	11/03/21	200,000	196,018	(b,h	)
4.25%	07/17/42	139,000	114,511	(b,h	)
5.63%	09/21/35	30,000	30,352	(b,h	)
Corporate Office Properties LP (REIT)
3.60%	05/15/23	411,000	372,541
COX Communications Inc.
2.95%	06/30/23	597,000	515,298	(b	)
3.25%	12/15/22	108,000	95,905	(b	)
4.70%	12/15/42	59,000	47,783	(b	)
Credit Suisse AG
2.60%	05/27/16	253,000	263,600	(b	)
Crown Castle Towers LLC
6.11%	01/15/40	49,000	55,422	(b,h	)
Daimler Finance North America LLC
1.88%	01/11/18	256,000	253,452	(b	)
2.38%	08/01/18	526,000	526,837	(b	)
Dana Holding Corp		.
5.38%	09/15/21	121,000	118,883
DaVita Healthcare Partners Inc.
6.38%	11/01/18	212,000	222,600	(h	)
DCP Midstream Operating LP
3.88%	03/15/23	421,000	383,075
Denbury Resources Inc.
6.38%	08/15/21	190,000	201,875
8.25%	02/15/20	91,000	99,873	(h	)
DENTSPLY International Inc.
2.75%	08/15/16	216,000	222,477	(h	)
Deutsche Bank AG
4.30%	05/24/28	584,000	527,444	(h,i	)
Diageo Capital PLC
1.13%	04/29/18	282,000	272,356	(h	)
Diageo Investment Corp.
2.88%	05/11/22	346,000	332,859
DigitalGlobe Inc.
5.25%	02/01/21	261,000	249,255	(b	)

		Principal Amount	Fair Value

DIRECTV Holdings LLC
3.80%	03/15/22	$365,000	$340,672
5.15%	03/15/42	258,000	219,503
Dominion Resources Inc.
1.95%	08/15/16	668,000	681,620
DPL Inc.
7.25%	10/15/21	84,000	85,890
DR Horton Inc.
4.38%	09/15/22	327,000	297,570
Duke Energy Corp.
1.63%	08/15/17	232,000	231,095
3.05%	08/15/22	345,000	326,485
Eagle Spinco Inc.
4.63%	02/15/21	115,000	110,400	(b	)
Eastman Chemical Co.
2.40%	06/01/17	650,000	659,366
Eaton Corp.
1.50%	11/02/17	352,000	347,046	(b,h	)
2.75%	11/02/22	490,000	456,627	(b,h	)
eBay Inc.
1.35%	07/15/17	162,000	160,874
2.60%	07/15/22	366,000	340,285
4.00%	07/15/42	139,000	117,491
Ecopetrol S.A.
7.38%	09/18/43	138,000	149,385
7.63%	07/23/19	88,000	104,060	(h	)
Edwards Lifesciences Corp.
2.88%	10/15/18	243,000	242,043	(c	)
EMC Corp.
1.88%	06/01/18	302,000	300,864
Empresa de Energia de Bogota S.A.
6.13%	11/10/21	242,000	247,445	(b,h	)
Empresa Nacional del Petroleo
4.75%	12/06/21	220,000	216,372	(b,h	)
Energy Transfer Equity LP
7.50%	10/15/20	159,000	170,130	(h	)
Energy Transfer Partners LP
3.60%	02/01/23	675,000	628,753
6.50%	02/01/42	217,000	229,077	(h	)
Enterprise Products Operating LLC
4.45%	02/15/43	170,000	150,391
Equinix Inc.
4.88%	04/01/20	62,000	60,140
Erickson Air-Crane Inc.
8.25%	05/01/20	274,000	268,177	(b	)
Eskom Holdings SOC Ltd.
6.75%	08/06/23	200,000	205,540	(b	)
European Investment Bank
0.88%	12/15/14	860,000	866,252	(h	)
4.88%	01/17/17	535,000	601,447	(h	)
Exelon Corp.
4.90%	06/15/15	334,000	354,877	(h	)
Export Credit Bank of Turkey
5.38%	11/04/16	300,000	309,000	(b,h	)
Export-Import Bank of Malaysia Bhd
2.88%	12/14/17	200,000	201,458

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2013

		Principal Amount	Fair Value

Express Scripts Holding Co.
2.65%	02/15/17	$367,000	$378,362
3.13%	05/15/16	861,000	901,201	(h	)
Flextronics International Ltd.
4.63%	02/15/20	106,000	102,820
Florida Power & Light Co.
4.13%	02/01/42	131,000	122,734
FMG Resources August 2006 Pty Ltd.
7.00%	11/01/15	115,000	118,450	(b	)
Ford Motor Credit Company LLC
5.88%	08/02/21	461,000	512,461
Forest Oil Corp.
7.25%	06/15/19	212,000	212,000
Freeport-McMoRan Copper & Gold Inc.
2.38%	03/15/18	399,000	385,612	(b	)
5.45%	03/15/43	350,000	313,710	(b	)
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	100,000	102,750	(b,h	)
Frontier Communications Corp.
7.13%	03/15/19	219,000	232,414	(h	)
Gas Natural de Lima y Callao S.A.
4.38%	04/01/23	200,000	180,500	(b	)
Gazprom OAO Via Gaz Capital S.A.
6.21%	11/22/16	133,000	145,648	(b	)
Genworth Holdings Inc.
4.90%	08/15/23	169,000	169,680
7.70%	06/15/20	122,000	143,835
Georgian Railway JSC
7.75%	07/11/22	200,000	209,000	(b	)
Glencore Funding LLC
2.50%	01/15/19	423,000	396,509	(b	)
4.13%	05/30/23	146,000	135,060	(b	)
Globo Comunicacao e Participacoes S.A.
6.25%	07/29/49	100,000	104,000	(b,h,j	)
Goldman Sachs Capital I
6.35%	02/15/34	124,000	120,046
Great Plains Energy Inc.
4.85%	06/01/21	251,000	268,067
GTL Trade Finance Inc.
7.25%	10/20/17	239,000	264,095
GXS Worldwide Inc.
9.75%	06/15/15	188,000	193,170
Hartford Financial Services Group Inc.
6.63%	03/30/40	173,000	207,055
Hawk Acquisition Sub Inc.
4.25%	10/15/20	277,000	264,189	(b	)
HCA Inc.
6.50%	02/15/20	375,000	406,406	(h	)
Heineken N.V.
1.40%	10/01/17	534,000	524,999	(b	)
Hexion US Finance Corp.
6.63%	04/15/20	311,000	311,000

		Principal Amount	Fair Value

Hilton Worldwide Finance LLC
5.63%	10/15/21	$319,000	$319,797	(b,c	)
Host Hotels & Resorts LP (REIT)
3.75%	10/15/23	352,000	325,827
Hughes Satellite Systems Corp.
6.50%	06/15/19	216,000	228,420	(h	)
Huntsman International LLC
4.88%	11/15/20	275,000	260,563
Hyundai Capital America
1.63%	10/02/15	233,000	233,373	(b,h	)
2.13%	10/02/17	118,000	117,710	(b,h	)
iGATE Corp.
9.00%	05/01/16	265,000	284,212	(h	)
Industry & Construction Bank St Petersburg OJSC Via
5.01%	09/29/15	300,000	306,000	(i	)
ING Bank N.V.
5.80%	09/25/23	410,000	414,098	(b	)
ING U.S. Inc.
5.70%	07/15/43	295,000	292,808	(b	)
Ingersoll-Rand Global Holding Company Ltd.
2.88%	01/15/19	157,000	156,500	(b	)
4.25%	06/15/23	445,000	441,931	(b	)
Ingles Markets Inc.
5.75%	06/15/23	558,000	538,470	(b	)
Instituto Costarricense de Electricidad
6.38%	05/15/43	36,000	30,960	(b	)
Invesco Finance PLC
3.13%	11/30/22	391,000	363,051	(h	)
JB Poindexter & Company Inc.
9.00%	04/01/22	83,000	87,150	(b	)
Jefferies Group Inc.
5.13%	01/20/23	283,000	285,222
6.50%	01/20/43	90,000	89,036	(h	)
John Deere Capital Corp.
3.15%	10/15/21	195,000	194,488	(h	)
JPMorgan Chase & Co.
3.20%	01/25/23	701,000	655,798	(h	)
3.38%	05/01/23	141,000	127,868	(h	)
5.15%	12/29/49	141,000	123,375	(i	)
5.63%	08/16/43	170,000	168,848
6.00%	12/29/49	164,000	153,750	(i	)
KazAgro National Management Holding JSC
4.63%	05/24/23	400,000	364,000	(b	)
KazMunayGas National Company JSC
11.75%	01/23/15	100,000	111,625	(b	)
KFW
2.00%	10/04/22	582,000	541,337	(h	)
4.50%	07/16/18	446,000	505,675	(h	)
Kinder Morgan Energy Partners LP
2.65%	02/01/19	164,000	162,871
3.50%	09/01/23	358,000	333,777
4.15%	02/01/24	492,000	482,769

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2013

		Principal Amount	Fair Value

Kinross Gold Corp.
6.88%	09/01/41	$157,000	$137,819
Korea National Oil Corp.
2.88%	11/09/15	289,000	297,336	(b,h	)
3.13%	04/03/17	244,000	250,818	(b,h	)
Kraft Foods Group Inc.
1.63%	06/04/15	156,000	158,430	(h	)
2.25%	06/05/17	1,646,000	1,678,691	(h	)
5.00%	06/04/42	209,000	207,039	(h	)
Kratos Defense & Security Solutions Inc.
10.00%	06/01/17	467,000	507,862	(h	)
Levi Strauss & Co.
7.63%	05/15/20	177,000	190,718	(h	)
Liberty Mutual Group Inc.
4.25%	06/15/23	314,000	306,247	(b	)
Linn Energy LLC
6.75%	11/01/19	296,000	278,980	(b	)
8.63%	04/15/20	175,000	180,906	(h	)
Lowe’s Companies Inc.
5.00%	09/15/43	172,000	173,268
LYB International Finance BV
4.00%	07/15/23	160,000	158,621
5.25%	07/15/43	160,000	157,338
Majapahit Holding BV
7.25%	06/28/17	250,000	274,375	(b	)
7.75%	10/17/16	250,000	275,625	(b,h	)
Marsh & McLennan Companies Inc.
4.05%	10/15/23	243,000	243,640
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52	105,000	87,647
Merck & Company Inc.
2.80%	05/18/23	438,000	414,247
4.15%	05/18/43	175,000	162,005
MetroPCS Wireless Inc.
6.25%	04/01/21	542,000	544,710	(b,h	)
Microsoft Corp.
2.38%	05/01/23	563,000	510,655	(h	)
MidAmerican Energy Holdings Co.
6.13%	04/01/36	789,000	882,653	(h	)
MIE Holdings Corp.
9.75%	05/12/16	200,000	205,000	(b	)
Morgan Stanley
2.13%	04/25/18	455,000	443,465
4.75%	03/22/17	172,000	185,712
4.88%	11/01/22	350,000	350,184
5.55%	04/27/17	584,000	647,154
Mylan Inc.
2.60%	06/24/18	916,000	914,380	(b,h	)
7.88%	07/15/20	71,000	81,016	(b,h	)
Nabors Industries Inc.
5.10%	09/15/23	259,000	263,088	(b	)
National Agricultural Cooperative Federation
4.25%	01/28/16	135,000	142,526	(b,h	)
Nationwide Financial Services Inc.
5.38%	03/25/21	288,000	308,239	(b	)

		Principal Amount	Fair Value

NCL Corp. Ltd.
5.00%	02/15/18	$150,000	$149,625	(b	)
Newfield Exploration Co.
5.63%	07/01/24	206,000	199,305	(h	)
5.75%	01/30/22	210,000	209,475	(h	)
News America Inc.
4.00%	10/01/23	139,000	139,145	(b	)
5.40%	10/01/43	87,000	87,103	(b	)
6.65%	11/15/37	160,000	181,793	(h	)
Nexen Inc.
6.40%	05/15/37	177,000	194,132	(h	)
NextEra Energy Capital Holdings Inc.
2.60%	09/01/15	456,000	469,559	(h	)
Nomura Holdings Inc.
2.00%	09/13/16	336,000	337,015	(h	)
Northeast Utilities
1.45%	05/01/18	292,000	284,510	(h	)
Northrop Grumman Corp.
1.75%	06/01/18	438,000	429,890	(h	)
4.75%	06/01/43	331,000	312,306	(h	)
Novartis Capital Corp.
2.40%	09/21/22	280,000	260,841	(h	)
NYSE Euronext
2.00%	10/05/17	351,000	351,409
Odebrecht Drilling Norbe VIII/IX Ltd.
6.35%	06/30/21	92,500	94,119	(b,h	)
Odebrecht Offshore Drilling Finance Ltd.
6.75%	10/01/22	243,000	249,075	(b	)
Omnicom Group Inc.
3.63%	05/01/22	201,000	192,781	(h	)
Oracle Corp.
1.20%	10/15/17	383,000	376,159	(h	)
3.63%	07/15/23	224,000	223,402
Pacific Gas & Electric Co.
6.05%	03/01/34	200,000	222,508	(h	)
Pacific Rubiales Energy Corp.
5.13%	03/28/23	400,000	358,500	(b,h	)
PacifiCorp
6.25%	10/15/37	3,000	3,630
Petrobras Global Finance BV
3.00%	01/15/19	452,000	425,070
Petrobras International Finance Co.
3.50%	02/06/17	393,000	399,072	(h	)
3.88%	01/27/16	103,000	106,274	(h	)
Petroleos Mexicanos
3.50%	07/18/18 - 01/30/23	1,931,000	1,922,940
4.88%	01/18/24	254,000	254,000
5.50%	01/21/21 - 06/27/44	162,000	165,718
6.50%	06/02/41	42,000	43,528
Petroleum Company of Trinidad & Tobago Ltd.
6.00%	05/08/22	187,500	199,688
Philip Morris International Inc.
2.50%	05/16/16	251,000	260,617	(h	)
4.13%	03/04/43	140,000	123,740

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2013

		Principal Amount	Fair Value

Plains Exploration & Production Co.
6.50%	11/15/20	$128,000	$137,334
Power Sector Assets & Liabilities Management Corp.
7.25%	05/27/19	124,000	145,390
7.39%	12/02/24	100,000	120,000	(b	)
Prudential Financial Inc.
5.20%	03/15/44	91,000	82,537	(i	)
5.63%	05/12/41	122,000	130,257
5.63%	06/15/43	166,000	156,352	(i	)
Public Service Electric & Gas Co.
2.38%	05/15/23	424,000	388,359
Range Resources Corp.
5.75%	06/01/21	212,000	222,600	(h	)
Realty Income Corp. (REIT)
4.65%	08/01/23	320,000	324,503
Republic of Angola Via Northern Lights III BV
7.00%	08/16/19	266,000	285,285
Revlon Consumer Products Corp.
5.75%	02/15/21	632,000	608,300	(b,h	)
Rockies Express Pipeline LLC
3.90%	04/15/15	72,000	71,640	(b,h	)
Rogers Communications Inc.
5.45%	10/01/43	269,000	266,570	(c	)
Roper Industries Inc.
2.05%	10/01/18	439,000	430,597	(h	)
Rowan Companies Inc.
5.40%	12/01/42	157,000	141,859
Royal Bank of Canada
1.20%	09/19/18	773,000	763,830	(h	)
Royal Bank of Scotland Group PLC
6.40%	10/21/19	367,000	419,419	(h	)
RSI Home Products Inc.
6.88%	03/01/18	267,000	275,677	(b	)
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
7.75%	05/29/18	275,000	309,375	(b	)
Russian Railways via RZD Capital PLC
5.74%	04/03/17	200,000	213,500
Sabine Pass Liquefaction LLC
5.63%	02/01/21	885,000	866,194	(b,h	)
Sanofi
1.25%	04/10/18	284,000	277,254	(h	)
Santander Holdings USA Inc.
3.45%	08/27/18	344,000	351,320
SCF Capital Ltd.
5.38%	10/27/17	200,000	202,180	(b,h	)
Schaeffler Holding Finance BV
6.88%	08/15/18	260,000	272,350	(b,o	)
Schlumberger Investment S.A.
2.40%	08/01/22	349,000	320,624	(b,h	)
Seagate HDD Cayman
4.75%	06/01/23	111,000	106,838	(b	)
7.00%	11/01/21	27,000	29,970

		Principal Amount	Fair Value

Service Corporation International
4.50%	11/15/20	$202,000	$191,900
Shell International Finance BV
3.40%	08/12/23	508,000	502,225
Sinochem Overseas Capital Company Ltd.
4.50%	11/12/20	200,000	200,992	(b,h	)
Sinopec Capital 2013 Ltd.
3.13%	04/24/23	166,000	150,753	(b	)
Sinopec Group Overseas Development 2012 Ltd.
2.75%	05/17/17	246,000	250,772	(b,h	)
Smurfit Kappa Acquisitions
4.88%	09/15/18	400,000	400,000	(b	)
Sprint Corp.
7.25%	09/15/21	191,000	192,910	(b	)
State Grid Overseas Investment 2013 Ltd.
1.75%	05/22/18	200,000	195,018	(b	)
3.13%	05/22/23	200,000	186,308	(b	)
State Oil Company of the Azerbaijan Republic
5.45%	02/09/17	200,000	211,250
SunTrust Bank
2.75%	05/01/23	212,000	192,710
Talisman Energy Inc.
6.25%	02/01/38	253,000	256,403
Teck Resources Ltd.
5.40%	02/01/43	211,000	184,411
Telefonica Emisiones SAU
3.19%	04/27/18	275,000	271,340
4.57%	04/27/23	197,000	188,918
Tenet Healthcare Corp.
4.75%	06/01/20	921,000	886,462
Textron Inc.
6.20%	03/15/15	212,000	226,476	(h	)
The Allstate Corp.
5.75%	08/15/53	186,000	181,350	(i	)
The Bank of New York Mellon Corp.
4.50%	12/29/49	448,000	387,520	(i	)
The Coca-Cola Co.
3.30%	09/01/21	76,000	77,770	(h	)
The Gap Inc.
5.95%	04/12/21	171,000	189,469
The Goldman Sachs Group Inc.
2.38%	01/22/18	324,000	321,703
2.90%	07/19/18	490,000	493,937
3.63%	01/22/23	275,000	262,971
6.75%	10/01/37	256,000	267,171
The Hertz Corp.
4.25%	04/01/18	187,000	183,728	(b	)
The Home Depot Inc.
2.25%	09/10/18	517,000	522,480
3.75%	02/15/24	172,000	174,071
4.88%	02/15/44	172,000	173,437

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2013

		Principal Amount	Fair Value

The Korea Development Bank
3.25%	03/09/16	$348,000	$361,524	(h	)
The McClatchy Co.
9.00%	12/15/22	266,000	280,630
The Potomac Edison Co.
5.35%	11/15/14	15,000	15,744	(h	)
The Southern Co.
2.45%	09/01/18	413,000	417,015
The Williams Companies Inc.
3.70%	01/15/23	509,000	459,697
Time Warner Cable Inc.
4.50%	09/15/42	172,000	125,760	(h	)
Tops Holding Corp.
8.88%	12/15/17	893,000	977,835	(b,h	)
Total Capital Canada Ltd.
1.45%	01/15/18	258,000	254,569
Total Capital International S.A.
1.55%	06/28/17	683,000	686,473	(h	)
Transnet SOC Ltd.
4.50%	02/10/16	213,000	219,656	(b	)
Transocean Inc.
3.80%	10/15/22	764,000	719,376
6.50%	11/15/20	70,000	78,137
tw telecom holdings inc.
6.38%	09/01/23	125,000	124,375	(b	)
U.S. Bancorp
3.44%	02/01/16	411,000	429,534	(h	)
Union Bank NA
2.63%	09/26/18	347,000	350,275
Unit Corp.
6.63%	05/15/21	259,000	265,475
United Rentals North America Inc.
5.75%	07/15/18	268,000	281,400
Vail Resorts Inc.
6.50%	05/01/19	333,000	352,980
Vale Overseas Ltd.
6.25%	01/11/16	156,000	172,471
Valeant Pharmaceuticals International
6.38%	10/15/20	362,000	376,480	(b	)
Valero Energy Corp.
6.63%	06/15/37	148,000	160,749
Verizon Communications Inc.
2.45%	11/01/22	346,000	306,792
3.65%	09/14/18	346,000	364,578
5.15%	09/15/23	346,000	370,838
6.55%	09/15/43	242,000	273,203
Viacom Inc.
2.50%	12/15/16	317,000	324,824	(h	)
5.85%	09/01/43	169,000	172,045
Viasystems Inc.
7.88%	05/01/19	260,000	276,250	(b	)
Wal-Mart Stores Inc.
1.95%	12/15/18	347,000	346,315	(c	)
Weatherford International Ltd.
4.50%	04/15/22	205,000	202,890
5.95%	04/15/42	184,000	176,172
6.75%	09/15/40	68,000	70,393

		Principal Amount	Fair Value

WellPoint Inc.
5.10%	01/15/44	$328,000	$319,504
Wells Fargo & Co.
1.25%	07/20/16	344,000	344,151
3.45%	02/13/23	670,000	627,095
Windstream Corp.
6.38%	08/01/23	259,000	236,985
Woodside Finance Ltd.
4.50%	11/10/14	354,000	366,356	(b,h	)
WPX Energy Inc.
5.25%	01/15/17	266,000	280,630
Wynn Las Vegas LLC
5.38%	03/15/22	155,000	155,775
Xstrata Finance Canada Ltd.
2.70%	10/25/17	283,000	281,457	(b	)
5.80%	11/15/16	175,935	192,195	(b,h	)
Zhaikmunai LLP
7.13%	11/13/19	700,000	733,250	(b	)
Zoetis Inc.
1.15%	02/01/16	136,000	136,547	(b	)
1.88%	02/01/18	136,000	134,630	(b	)
3.25%	02/01/23	238,000	226,580	(b	)
			111,098,174

Non-Agency Collateralized Mortgage Obligations — 1.8%

Banc of America Commercial Mortgage Trust 2006-4
5.63%	07/10/46	50,000	54,824
5.68%	07/10/46	120,000	131,806
Banc of America Commercial Mortgage Trust 2007-1
5.48%	01/15/49	600,000	627,047	(i	)
Banc of America Commercial Mortgage Trust 2007-4
5.93%	02/10/51	140,000	156,510	(i	)
Banc of America Commercial Mortgage Trust 2008-1
6.40%	02/10/51	640,000	732,570	(i	)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-1
5.46%	11/10/42	260,000	275,069	(i	)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-6
5.36%	09/10/47	240,000	256,850	(i	)
Bear Stearns Commercial Mortgage Securities Trust 2005-T18
4.93%	02/13/42	230,810	240,484	(h,i	)
Bear Stearns Commercial Mortgage Securities Trust 2006-T22
5.76%	04/12/38	230,000	248,462	(h,i	)
5.76%	04/12/38	140,000	151,240	(i	)
Bear Stearns Commercial Mortgage Securities Trust 2007-PW17
5.92%	06/11/50	325,000	366,701	(i	)
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18
6.09%	06/11/50	290,000	318,412	(i	)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2013

		Principal Amount	Fair Value

Citigroup Commercial Mortgage Trust 2006-C5
5.48%	10/15/49	$120,000	$115,266	(h	)
COMM 2005-LP5 Mortgage Trust
4.98%	05/10/43	130,000	136,566	(h,i	)
COMM 2006-C8 Mortgage Trust
5.35%	12/10/46	350,000	383,652
COMM 2013-LC13 Mortgage Trust
4.56%	08/10/46	140,000	144,189	(b,i	)
Commercial Mortgage Trust 2007- GG9
5.48%	03/10/39	405,000	426,728
5.48%	03/10/39	435,000	454,877	(h	)
Credit Suisse Commercial Mortgage Trust 2006-C5
5.34%	12/15/39	140,000	148,424
Credit Suisse First Boston Mortgage Securities Corp. 2005-9
5.25%	10/25/35	17,929	152	(i	)
GS Mortgage Securities Corp. II 2013-KYO
2.78%	11/08/29	140,000	138,608	(b,i	)
GS Mortgage Securities Corp. Trust 2012-ALOH
3.55%	04/10/34	150,000	148,541	(b,h	)
GS Mortgage Securities Trust 2006-GG8
5.59%	11/10/39	500,000	541,744
GS Mortgage Securities Trust 2011-GC5
3.00%	08/10/44	240,000	250,469	(h	)
5.47%	08/10/44	120,000	130,774	(b,i	)
JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9
2.10%	12/15/47	1,104,553	120,681	(g,i	)
JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP1
5.04%	03/15/46	145,000	150,740	(h,i	)
JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8
5.44%	05/15/45	70,000	76,775	(h	)
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB18
5.44%	06/12/47	290,000	320,369	(h	)
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB20
5.79%	02/12/51	685,000	773,423	(h,i	)
JP Morgan Chase Commercial Mortgage Securities Trust 2007-LD11
6.00%	06/15/49	530,000	596,117	(i	)

		Principal Amount	Fair Value

JP Morgan Chase Commercial Mortgage Securities Trust 2012-CBX
4.27%	06/15/45	$195,000	$201,100
JPMBB Commercial Mortgage Securities Trust 2013-C12
4.16%	07/15/45	90,000	90,451	(i	)
LB Commercial Mortgage Trust 2007-C3
6.08%	07/15/44	280,000	311,579	(h,i	)
LB-UBS Commercial Mortgage Trust 2004-C8
0.98%	12/15/39	193,215	1,236	(b,g,h,i	)
LB-UBS Commercial Mortgage Trust 2005-C5
4.95%	09/15/30	130,000	137,275	(h	)
LB-UBS Commercial Mortgage Trust 2006-C1
5.16%	02/15/31	210,000	225,798	(h	)
LB-UBS Commercial Mortgage Trust 2006-C4
6.05%	06/15/38	120,000	132,066	(i	)
Merrill Lynch Mortgage Trust 2006-C2
5.78%	08/12/43	450,000	486,139	(h,i	)
ML-CFC Commercial Mortgage Trust 2006-3
5.46%	07/12/46	350,000	380,582	(i	)
5.49%	07/12/46	120,000	115,824	(i	)
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10
4.22%	07/15/46	290,000	290,981	(i	)
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8
4.31%	12/15/48	170,000	140,752	(b,i	)
Morgan Stanley Capital I Trust 2005-T17
4.84%	12/13/41	410,000	423,998	(i	)
Morgan Stanley Capital I Trust 2006-IQ11
5.85%	10/15/42	110,000	101,532	(i	)
Morgan Stanley Capital I Trust 2006-T21
5.16%	10/12/52	80,000	85,794	(i	)
5.27%	10/12/52	210,000	225,004	(i	)
Morgan Stanley Capital I Trust 2006-T23
5.99%	08/12/41	415,000	459,170	(h,i	)
Morgan Stanley Capital I Trust 2007-IQ16
6.29%	12/12/49	290,000	325,924	(i	)
Morgan Stanley Capital I Trust 2008-T29
6.46%	01/11/43	110,000	124,839	(h,i	)
Morgan Stanley Capital I Trust 2012-C4
5.21%	03/15/45	120,000	128,753	(b,i	)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2013

		Principal Amount	Fair Value

Wachovia Bank Commercial Mortgage Trust 2006-C23
5.47%	01/15/45	$170,000	$184,266	(h,i	)
Wachovia Bank Commercial Mortgage Trust 2006-C28
5.60%	10/15/48	490,000	529,711	(i	)
Wachovia Bank Commercial Mortgage Trust 2006-C29
5.34%	11/15/48	330,000	363,710
Wells Fargo Mortgage Backed Securities Trust 2006-3
5.50%	03/25/36	55,662	231
WFRBS Commercial Mortgage Trust 2011-C4
5.42%	06/15/44	130,000	129,468	(b,i	)
WFRBS Commercial Mortgage Trust 2013-C15
4.64%	08/15/46	126,000	105,748	(b,i	)
WFRBS Commercial Mortgage Trust 2013-C16
4.99%	07/15/46	235,000	199,421	(b,i	)
			14,519,422

Sovereign Bonds — 0.9%

Banco Nacional de Desenvolvimento Economico e Social
3.38%	09/26/16	200,000	200,600	(b	)
5.75%	09/26/23	200,000	200,000	(b	)
Gabonese Republic
8.20%	12/12/17	200,000	225,000
Government of Chile
3.63%	10/30/42	593,000	481,812
Government of Colombia
2.63%	03/15/23	236,000	208,860
4.38%	07/12/21	200,000	206,500
Government of Croatia
6.38%	03/24/21	200,000	206,550	(b	)
6.75%	11/05/19	438,000	467,017	(b	)
Government of Dominican Republic
7.50%	05/06/21	100,000	106,625	(b	)
Government of El Salvador
7.65%	06/15/35	192,000	194,880	(b,h	)
Government of Guatemala
4.88%	02/13/28	200,000	182,000	(b	)
Government of Hungary
4.13%	02/19/18	230,000	227,700
4.75%	02/03/15	32,000	32,800
6.25%	01/29/20	119,000	127,032
7.63%	03/29/41	8,000	8,560	(h	)
Government of Lithuania
6.13%	03/09/21	100,000	114,125	(b	)
Government of Mexico
4.75%	03/08/44	250,000	226,250	(h	)
5.75%	10/12/49	44,000	41,360
Government of Namibia
5.50%	11/03/21	200,000	202,000	(b	)
Government of Nigeria
5.13%	07/12/18	200,000	203,000	(b	)

		Principal Amount	Fair Value

Government of Panama
4.30%	04/29/53	$84,000	$64,890
6.70%	01/26/36	15,000	17,138
Government of Peru
6.55%	03/14/37	47,000	55,578	(h	)
7.35%	07/21/25	100,000	127,750	(h	)
Government of Philippines
4.00%	01/15/21	100,000	103,750
6.38%	01/15/32	200,000	234,250
Government of Poland
3.00%	03/17/23	159,000	145,644
5.00%	03/23/22	210,000	225,855
5.13%	04/21/21	118,000	128,325
6.38%	07/15/19	16,000	18,672
Government of Romania
4.38%	08/22/23	80,000	76,500	(b	)
6.75%	02/07/22	88,000	100,338	(b	)
Government of South Africa
6.25%	03/08/41	100,000	104,750	(h	)
Government of Sri Lanka
6.25%	10/04/20	100,000	96,875	(b	)
Government of Turkey
3.25%	03/23/23	473,000	407,962	(h	)
6.88%	03/17/36	370,000	393,217	(h	)
Government of Uruguay
4.50%	08/14/24	192,402	195,288
6.88%	09/28/25	83,397	97,158
Republic of Armenia
6.00%	09/30/20	200,000	197,200	(b	)
Republic of Latvia
2.75%	01/12/20	200,000	189,585
Republic of Paraguay
4.63%	01/25/23	200,000	181,500	(b	)
Republic of Serbia
5.25%	11/21/17	200,000	198,500	(b	)
Russian Foreign Bond - Eurobond
7.50%	03/31/30	30,099	35,471
			7,258,867

Municipal Bonds and Notes — 0.1%

American Municipal Power Inc.
6.27%	02/15/50	95,000	97,806	(h	)
Denver City & County School District No 1
4.24%	12/15/37	245,000	224,619	(h	)
Municipal Electric Authority of Georgia
6.64%	04/01/57	169,000	174,771	(h	)
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	65,000	70,246	(h	)
Port Authority of New York & New Jersey
4.46%	10/01/62	350,000	295,831
South Carolina State Public Service Authority
6.45%	01/01/50	120,000	130,843	(h	)
State of California
5.70%	11/01/21	175,000	199,460	(h	)
			1,193,576

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2013

		Principal Amount	Fair Value

FNMA – 0.0%*
Lehman TBA
5.50%	TBA	$98,642	$—	(**,c,m,p)

Total Bonds and Notes (Cost $253,887,414)			251,250,989

		Number of Shares	Fair Value
Exchange Traded Funds — 2.4%

Financial Select Sector SPDR Fund		31,185	621,205	(n)
Industrial Select Sector SPDR Fund		56,038	2,598,482	(n)
Vanguard FTSE Emerging Markets ETF		424,904	17,042,900

Total Exchange Traded Funds (Cost $19,889,128)			20,262,587

Total Investments in Securities (Cost $655,494,186)			746,788,178

Short-Term Investments — 13.5%

GE Institutional Money Market Fund - Investment Class 0.00% (Cost $111,780,304)			111,780,304	(d,k)

Total Investments (Cost $767,274,490)			858,568,482

Liabilities in Excess of Other Assets, net — (3.7)%			(30,513,321)

NET ASSETS — 100.0%			$828,055,161

Other Information:

The Fund had the following long futures contracts open at September 30, 2013:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)
EURO Stoxx 50 Index Futures	December 2013	30	$1,169,148	$305
FTSE 100 Index Futures	December 2013	26	2,707,101	(50,580)
S&P 500 Emini Index Futures	December 2013	85	7,115,775	(64,271)
S&P Mid 400 Emini Index Futures	December 2013	219	27,169,140	200,049
Topix Index Futures	December 2013	15	1,829,045	5,352

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)
2 Yr. U.S. Treasury Notes Futures	December 2013	53	$11,674,078	$28,194
5 Yr. U.S. Treasury Notes Futures	December 2013	186	22,514,719	264,054

				$383,103

The Fund had the following short futures contracts open at September 30, 2013:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Depreciation
Ultra Long-Term U.S. Treasury Bond Futures	December 2013	62	$(8,809,813)	$(76,318)
10 Yr. U.S. Treasury Notes Futures	December 2013	173	(21,865,578)	(240,510)
30 Yr. U.S. Treasury Bond Futures	December 2013	51	(6,802,125)	(104,395)

				$(421,223)

				$(38,120)

The Fund was invested in the following countries at September 30, 2013 (unaudited):

Country	Percentage (based on Fair Value)
United States	73.36%
Japan	5.11%
United Kingdom	5.09%
France	2.97%
Germany	2.34%
Switzerland	1.55%
China	1.23%
Sweden	0.96%
Canada	0.62%
Netherlands	0.61%
South Korea	0.56%
Hong Kong	0.53%
Mexico	0.51%
Brazil	0.42%
Australia	0.41%
Taiwan	0.37%
Italy	0.34%
Norway	0.28%
Russian Federation	0.27%
Supranational	0.24%

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2013

Country	Percentage (based on Fair Value)
India	0.19%
Belgium	0.18%
Chile	0.16%
Colombia	0.16%
Turkey	0.15%
Kazakhstan	0.14%
South Africa	0.13%
Philippines	0.10%
Indonesia	0.09%
Croatia	0.08%
Malaysia	0.07%
Peru	0.07%
Poland	0.06%
Spain	0.05%
Ireland	0.05%
Hungary	0.05%
Uruguay	0.03%
Angola	0.03%
Dominican Republic	0.03%
Panama	0.03%
Costa Rica	0.03%
Gabon	0.03%
Azerbaijan	0.03%
Georgia	0.03%
Nigeria	0.02%
Namibia	0.02%
Trinidad And Tobago	0.02%
Serbia	0.02%
Armenia	0.02%
El Salvador	0.02%
Latvia	0.02%
Guatemala	0.02%
Paraguay	0.02%
Romania	0.02%
Thailand	0.02%
Lithuania	0.01%
Barbados	0.01%
Singapore	0.01%
Sri Lanka	0.01%

100.00%

The Fund’s % share of investments in the various categories, based on Fair Value, is as follows at September 30, 2013 (unaudited):

Industry	Domestic	Foreign	Total
Diversified Financial Services	1.50%	2.75%	4.25%
Pharmaceuticals	2.03%	1.86%	3.89%
Exchange Traded Funds	2.36%	0.00%	2.36%
Communications Equipment	1.88%	0.35%	2.23%
Integrated Oil & Gas	1.28%	0.79%	2.07%

Industry	Domestic	Foreign	Total
Internet Software & Services	0.96%	0.84%	1.80%
Oil & Gas Equipment & Services	1.27%	0.49%	1.76%
Automobile Manufacturers	0.34%	1.14%	1.48%
Biotechnology	1.17%	0.19%	1.36%
Aerospace & Defense	0.65%	0.70%	1.35%
Soft Drinks	1.16%	0.01%	1.17%
Cable & Satellite	1.10%	0.00%	1.10%
Life & Health Insurance	0.32%	0.76%	1.08%
Semiconductors	0.41%	0.65%	1.06%
Industrial Machinery	0.48%	0.58%	1.06%
Asset Management & Custody Banks	1.05%	0.00%	1.05%
Computer Hardware	1.01%	0.00%	1.01%
Home Improvement Retail	0.81%	0.14%	0.95%
Household Products	0.35%	0.58%	0.93%
Wireless Telecommunication Services	0.00%	0.85%	0.85%
Healthcare Services	0.61%	0.18%	0.79%
Computer Storage & Peripherals	0.78%	0.00%	0.78%
Packaged Foods & Meats	0.31%	0.44%	0.75%
Property & Casualty Insurance	0.36%	0.37%	0.73%
Fertilizers & Agricultural Chemicals	0.48%	0.24%	0.72%
Electrical Components & Equipment	0.27%	0.45%	0.72%
Specialized Finance	0.68%	0.00%	0.68%
Oil & Gas Exploration & Production	0.66%	0.02%	0.68%
Healthcare Equipment	0.67%	0.00%	0.67%
Multi-Line Insurance	0.44%	0.22%	0.66%
Data Processing & Outsourced Services	0.62%	0.00%	0.62%
Application Software	0.28%	0.33%	0.61%
Construction & Farm Machinery	0.37%	0.22%	0.59%
Diversified Real Estate Activities	0.00%	0.56%	0.56%
Apparel, Accessories & Luxury Goods	0.00%	0.55%	0.55%
Industrial Gases	0.11%	0.43%	0.54%
Railroads	0.39%	0.14%	0.53%
Internet Retail	0.19%	0.31%	0.50%
Distillers & Vintners	0.00%	0.49%	0.49%
Advertising	0.25%	0.22%	0.47%
Specialized REITs	0.47%	0.00%	0.47%
Commodity Chemicals	0.44%	0.02%	0.46%
Integrated Telecommunication Services	0.45%	0.00%	0.45%
IT Consulting & Other Services	0.34%	0.10%	0.44%
Air Freight & Logistics	0.44%	0.00%	0.44%
Systems Software	0.42%	0.00%	0.42%
Managed Healthcare	0.42%	0.00%	0.42%
Movies & Entertainment	0.42%	0.00%	0.42%
Healthcare Supplies	0.22%	0.19%	0.41%
Diversified Metals & Mining	0.00%	0.40%	0.40%
Broadcasting	0.39%	0.00%	0.39%
Investment Banking & Brokerage	0.38%	0.00%	0.38%
Specialty Stores	0.36%	0.00%	0.36%
Multi-Utilities	0.14%	0.17%	0.31%
Construction Materials	0.00%	0.31%	0.31%
Casinos & Gaming	0.26%	0.04%	0.30%
Electric Utilities	0.25%	0.04%	0.29%
Independent Power Producers & Energy Traders	0.28%	0.01%	0.29%
Drug Retail	0.28%	0.01%	0.29%
Consumer Finance	0.26%	0.00%	0.26%
Tires & Rubber	0.00%	0.25%	0.25%
Building Products	0.00%	0.23%	0.23%
Agricultural Products	0.23%	0.00%	0.23%
Tobacco	0.22%	0.01%	0.23%
Healthcare Distributors	0.23%	0.00%	0.23%

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2013

Industry	Domestic	Foreign	Total
Regional Banks	0.21%	0.02%	0.23%
Automotive Retail	0.22%	0.00%	0.22%
Brewers	0.00%	0.20%	0.20%
Research & Consulting Services	0.04%	0.16%	0.20%
Diversified Capital Markets	0.00%	0.19%	0.19%
Apparel Retail	0.00%	0.19%	0.19%
Auto Parts & Equipment	0.18%	0.00%	0.18%
Human Resource & Employment Services	0.00%	0.18%	0.18%
Electronic Equipment & Instruments	0.00%	0.17%	0.17%
Airlines	0.00%	0.16%	0.16%
Diversified Support Services	0.00%	0.16%	0.16%
Department Stores	0.12%	0.03%	0.15%
Construction & Engineering	0.00%	0.15%	0.15%
General Merchandise Stores	0.13%	0.00%	0.13%
Restaurants	0.12%	0.00%	0.12%
Life Sciences Tools & Services	0.10%	0.00%	0.10%
Diversified Chemicals	0.10%	0.00%	0.10%
Semiconductor Equipment	0.09%	0.00%	0.09%
Retail REITs	0.09%	0.00%	0.09%
Distributors	0.09%	0.00%	0.09%
Home Building	0.00%	0.08%	0.08%
Heavy Electrical Equipment	0.00%	0.07%	0.07%
Water Utilities	0.06%	0.00%	0.06%
Coal & Consumable Fuels	0.00%	0.06%	0.06%
Food Retail	0.00%	0.04%	0.04%
Household Appliances	0.00%	0.03%	0.03%
Steel	0.00%	0.03%	0.03%
Gas Utilities	0.00%	0.02%	0.02%
Thrifts & Mortgage Finance	0.00%	0.02%	0.02%
Real Estate Development	0.00%	0.01%	0.01%
Education Services	0.00%	0.01%	0.01%
Personal Products	0.00%	0.01%	0.01%
Hypermarkets & Super Centers	0.00%	0.01%	0.01%
Reinsurance	0.00%	0.01%	0.01%
Real Estate Operating Companies	0.00%	0.01%	0.01%
Highways & Railtracks	0.00%	0.01%	0.01%
Residential REITs	0.00%	0.01%	0.01%
Industrial Conglomerates	0.00%	0.00%	0.00%

			57.72%

Sector	Percentage (based on Fair Value)
Corporate Notes	12.94%
Agency Mortgage Backed	9.18%
U.S. Treasuries	4.12%
Non-Agency Collateralized Mortgage Obligations	1.69%
Sovereign Bonds	0.85%
Agency Collateralized Mortgage Obligations	0.20%
Asset Backed	0.14%
Municipal Bonds and Notes	0.14%

29.26%

Short-Term Investments
Short-Term Investments	13.02%

13.02%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund	(Unaudited)

William M. Healey

Senior Vice President and Chief Investment Officer Core Fixed Income

Mark H. Johnson

Senior Vice President and Chief Investment Officer Insurance and Long Duration

Vita Marie Pike

Senior Vice President and Chief Investment Officer Fixed Income Risk Assets

The Income Fund is managed by a team of portfolio managers that includes William M. Healey, Mark H. Johnson and Vita Marie Pike. Mr. Healey, Mr. Johnson and Ms. Pike are each responsible for a portion of the Fund, the size of which is determined by team consensus and adjusted on a periodic basis, as necessary. Although each portfolio manager manages his or her portion of the Fund independent of the other team members, the team is highly collaborative and communicative. See portfolio managers’ biographical information beginning on page 133.

Q.	How did the GE Institutional Income Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2013?

A.	For the twelve-month period ended September 30, 2013, the GE Institutional Income Fund returned -1.13% for the Investment Class shares and -1.40% for the Service Class shares. The Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index returned -1.68% and the Fund’s Morningstar peer group of 1,223 U.S. Intermediate-Term Bond funds returned an average of -0.94% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	The primary factor driving both the Fund’s and the overall market’s performance over the last twelve months was rising interest rates. In early May Federal Reserve Chairman Ben Bernanke announced a possible reduction or “tapering” in monthly asset purchases given an improving outlook for the economy. From that date through early September, U.S. Treasury yields increased significantly. The yield on the 10-year note rose nearly 140 basis points while the yield on the 30-year bond rose roughly 110 basis points. Yields on these two bellwether securities dropped 20 basis points after the Federal Open Market Committee announced no tapering at its September 17-18th meeting. The secondary factor driving performance was the change in yield spread differentials between credit-related sectors and U.S. Treasuries. Investment grade credit and commercial mortgage-backed spreads ended the period slightly tighter. High yield spreads tightened roughly 90 bps while emerging market sovereign debt spreads widened roughly 40 bps wider.

Q.	What were the primary drivers behind Fund performance?

A.	The primary source of the Fund’s outperformance versus its benchmark was strong security selection in mortgage-backed securities and credit. MBS holdings were positioned for higher rates and a steeper yield curve. Hexion US Finance Corp. and Viasystems Group were among the outperformers in the high yield space. Within high grade credit, Liberty Mutual was the best performer. Duration positioning of the Fund was also a strong positive contributor taking advantage of rising rates. The allocation to emerging market debt was a detractor as that asset class fell over 4% in general over the twelve month period. The underweight in high grade credit early in the period also negatively affected relative performance.

Q.	Were there any significant changes in the Fund during the period?

A.	The Fund’s duration position began the period neutral to the benchmark and was tactically repositioned shorter during the period. At the end of March, the Fund’s duration was 1 year shorter than the benchmark and ended September 0.5 years shorter. The allocation to non-treasury sectors increased during the period. The overweight in commercial mortgage-backed securities was increased from +1% to +4%. The 4% underweight in high grade credit to start the period, moved to a 5% overweight at the end of the period. The Fund’s exposure to high yield credit and emerging market debt increased from 4% and 3%, respectively, to 8% and 6%.

Income Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2013.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2013 - September 30, 2013

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	986.50	1.10
Service Class	1,000.00	984.90	2.34
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.97	1.12
Service Class	1,000.00	1,022.71	2.38

*	Expenses are equal to the Fund’s annualized expense ratio of 0.22% for Investment Class shares and 0.47% for Service Class shares (for the period April 1, 2013 - September 30, 2013), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Income Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in debt securities and investing primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2013

	One Year	Five Year	Ten Year
Number of funds in peer group	1,223	1,054	945
Peer group average annual total return	-0.94%	6.17%	4.09%

Morningstar Category in peer group : Intermediate-Term Bond

Quality Ratings as of September 30, 2013

as a % of Fair Value (b)(c)

Moody’s / S&P / Rating*	Percentage of Fair Value
Aaa / AAA	3.77%
Aa / AA	54.39%
A / A	8.77%
Baa / BBB	22.92%
Ba / BB and lower	5.17%
NR/Other	0.41%
100.00%

Sector Allocation as of September 30, 2013

Portfolio composition as a % of Fair Value of $361,624 (in thousands) as of September 30, 2013 (b)(c)

Change in Value of a $10,000 Investment (a)

Investment Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2013

Investment Class Shares (Inception date: 11/21/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Income Fund	-1.13%	5.40%	4.25%	$15,159
Barclays U.S. Aggregate Bond Index	-1.68%	5.41%	4.59%	$16,207

Service Class Shares

Average Annual Total Return

for the Periods Ended September 30, 2013

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Since Inception	Ending Value of a $10,000 Investment (a)
Income Fund	-1.40%	5.14%	4.56%	$14,285
Barclays U.S. Aggregate Bond Index	-1.68%	5.41%	5.30%	$15,119

An investment in the GE Institutional Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. It is possible to lose money by investing in the Fund.

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in GE Institutional Money Market Fund Investment Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*	Moody’s Investors Services Inc and Standard & Poor’s are nationally recognized statistical rating organizations.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Income Fund

Schedule of Investments	September 30, 2013

Income Fund

		Principal Amount	Fair Value

Bonds and Notes — 97.7%†

U.S. Treasuries — 16.4%

U.S. Treasury Bonds
3.63%	08/15/43	$12,625,300	$12,479,326
4.50%	02/15/36	19,262,800	22,260,573	(h)
U.S. Treasury Notes
0.38%	08/31/15	3,551,100	3,555,262
0.88%	01/31/17	182,800	183,243
1.50%	08/31/18	10,714,600	10,785,756
1.75%	05/15/23	6,016,000	5,574,672	(h)
2.50%	08/15/23	1,248,100	1,235,424
			56,074,256

Agency Mortgage Backed — 29.2%

Federal Home Loan Mortgage Corp.
2.38%	01/13/22	2,096,000	2,040,028	(h)
4.50%	06/01/33 - 02/01/35	31,322	33,407	(h)
5.00%	07/01/35 - 06/01/41	1,831,540	2,000,681	(h)
5.50%	05/01/20 - 04/01/39	724,461	785,035	(h)
6.00%	04/01/17 - 11/01/37	1,156,172	1,272,680	(h)
6.00%	07/01/19	4,217	4,524
6.50%	07/01/29 - 10/01/33	4,091	4,575	(h)
7.00%	10/01/16 - 08/01/36	113,524	129,406	(h)
7.50%	01/01/30 - 09/01/33	2,392	2,578	(h)
8.00%	11/01/30	31,927	36,824	(h)
8.50%	04/01/30	24,897	29,979	(h)
9.00%	12/01/16	810	870	(h)
9.50%	04/01/21	51	58	(h)
Federal National Mortgage Assoc.
2.35%	04/01/37	2,734	2,844	(i)
3.00%	01/01/43 - 06/01/43	14,879,514	14,550,205	(h)
3.50%	11/01/42 - 06/01/43	12,453,279	12,693,185	(h)
4.00%	05/01/19 - 12/01/41	4,794,801	5,033,000	(h)
4.50%	05/01/18 - 04/01/41	13,023,292	13,918,002	(h)
5.00%	07/01/20 - 06/01/41	2,882,541	3,168,350	(h)
5.00%	03/01/39 - 05/01/39	428,647	466,592
5.50%	03/01/14 - 04/01/38	3,609,209	3,939,913	(h)
5.50%	10/01/24	23,922	24,246	(h,i)
5.50%	05/01/37	93,280	102,011
6.00%	02/01/14 - 08/01/35	2,175,760	2,408,189	(h)
6.50%	07/01/17 - 08/01/36	258,360	286,712	(h)
7.00%	03/01/15 - 02/01/34	43,313	47,294	(h)
7.50%	02/01/15 - 12/01/33	96,264	110,028	(h)
8.00%	07/01/15 - 01/01/33	22,941	26,432	(h)
9.00%	12/01/17 - 12/01/22	7,529	8,369	(h)
4.00%	TBA	3,300,000	3,461,390	(c)
4.50%	TBA	462,000	493,402	(c)
5.00%	TBA	3,223,000	3,470,530	(c)
6.00%	TBA	7,230,000	7,907,812	(c)

		Principal Amount	Fair Value

Government National Mortgage Assoc.
3.00%	06/20/43	$1,944,688	$1,925,014
3.50%	05/20/43	4,638,362	4,792,378
4.00%	01/20/41 - 04/20/43	5,810,407	6,169,702
4.50%	08/15/33 - 05/20/40	1,234,258	1,336,074	(h)
5.00%	08/15/33	68,371	75,029	(h)
6.00%	04/15/27 - 09/15/36	406,169	454,890	(h)
6.50%	04/15/19 - 09/15/36	168,808	189,919	(h)
7.00%	10/15/27 - 10/15/36	89,904	102,548	(h)
7.50%	01/15/23 - 11/15/31	15,201	16,294	(h)
8.00%	02/15/30 - 09/15/30	982	1,087	(h)
8.50%	10/15/17	3,826	4,057	(h)
9.00%	11/15/16 - 12/15/21	27,925	30,172	(h)
3.00%	TBA	4,300,000	4,238,859	(c)
5.00%	TBA	1,560,000	1,694,794	(c)
5.50%	TBA	255,000	279,185	(c)
			99,769,153

Agency Collateralized Mortgage Obligations — 0.8%

Collateralized Mortgage Obligation Trust
0.10%	11/01/18	398	397	(d,f)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	1,295,564	11,891	(g,h,i)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24 - 10/15/42	5,168,388	735,198	(g)
4.50%	02/15/18 - 03/15/18	69,582	2,879	(g,h)
5.00%	05/15/18 - 10/15/18	61,991	2,550	(g,h)
5.00%	02/15/38	63,421	4,768	(g)
5.50%	06/15/33	92,711	13,493	(g,h)
6.42%	08/15/25	710,179	104,238	(g,i)
7.50%	07/15/27	7,528	1,391	(g,h)
8.00%	04/15/20	124	134	(h)
Federal Home Loan Mortgage Corp. STRIPS
2.22%	08/01/27	1,785	1,637	(d,f,h)
8.00%	02/01/23 - 07/01/24	6,738	1,304	(g,h)
Federal National Mortgage Assoc. REMIC
1.05%	12/25/22	445	432	(d,f,h)
1.23%	12/25/42	256,310	12,134	(g,h,i)
2.50%	05/25/43	97,286	96,256
3.50%	08/25/42 - 09/25/42	3,558,187	545,187	(g)
4.00%	03/25/43	2,278,979	393,129	(g)
5.00%	10/25/22 - 02/25/32	69,428	1,683	(g,h)
5.00%	02/25/40 - 09/25/40	1,193,435	127,200	(g)
5.82%	07/25/38	294,297	36,615	(g,i)
7.32%	05/25/18	129,224	12,020	(g,h,i)
8.00%	05/25/22	9	226	(g,h)
Federal National Mortgage Assoc. STRIPS
1.78%	12/01/34	46,198	42,982	(d,f,h)
4.50%	08/01/35 - 01/01/36	330,406	51,070	(g,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2013

		Principal Amount	Fair Value

5.00%	03/25/38 - 05/25/38	$198,833	$30,159	(g,h)
5.50%	12/01/33	39,922	6,813	(g,h)
6.00%	01/01/35	173,636	30,546	(g,h)
7.50%	11/01/23	36,213	5,450	(g,h)
8.00%	08/01/23 - 07/01/24	13,172	2,419	(g,h)
8.50%	03/01/17 - 07/25/22	1,100	139	(g,h)
9.00%	05/25/22	427	85	(g,h)
Government National Mortgage Assoc.
4.50%	10/20/37 - 08/16/39	2,369,014	278,278	(g,h)
5.00%	12/20/35 - 09/20/38	1,599,128	156,971	(g,h)
			2,709,674

Asset Backed — 0.3%

Chase Funding Mortgage Loan Asset-Backed Certificates 2004-1
3.99%	11/25/33	380,451	391,044	(h)
Ford Credit Auto Lease Trust 2013-A
1.28%	06/15/16	160,000	158,522	(h)
Hertz Vehicle Financing LLC 2010-1A
2.60%	02/25/15	312,500	313,972	(b,h)
5.02%	02/25/15	291,667	294,375	(b)
			1,157,913

Corporate Notes — 41.6%

AAR Corp.
7.25%	01/15/22	401,000	418,042	(b)
ABB Finance USA Inc.
1.63%	05/08/17	408,000	408,501
AbbVie Inc.
1.75%	11/06/17	370,000	366,962
2.00%	11/06/18	526,000	516,474
2.90%	11/06/22	246,000	230,062
Actavis Inc.
3.25%	10/01/22	578,000	541,881
AES Corp.
8.00%	10/15/17	419,000	481,850	(h)
AES Panama S.A.
6.35%	12/21/16	322,000	334,966	(b,h)
Agilent Technologies Inc.
5.50%	09/14/15	412,000	446,621	(h)
Agrium Inc.
3.50%	06/01/23	421,000	397,545	(h)
4.90%	06/01/43	631,000	572,309	(h)
Altria Group Inc.
2.95%	05/02/23	209,000	190,621	(h)
4.50%	05/02/43	209,000	180,756	(h)
Amazon.com Inc.
1.20%	11/29/17	371,000	362,421	(h)
2.50%	11/29/22	446,000	406,465	(h)
America Movil SAB de C.V.
2.38%	09/08/16	1,152,000	1,171,354	(h)
American Axle & Manufacturing Inc.
6.25%	03/15/21	283,000	291,490
7.75%	11/15/19	83,000	92,545

		Principal Amount	Fair Value

American Express Co.
2.65%	12/02/22	$329,000	$302,175
American International Group Inc.
3.38%	08/15/20	436,000	436,266
4.88%	06/01/22	208,000	223,134	(h)
American Seafoods Group LLC
10.75%	05/15/16	350,000	364,000	(b)
American Tower Corp. (REIT)
3.40%	02/15/19	436,000	430,938
3.50%	01/31/23	208,000	182,583	(h)
American Tower Trust I (REIT)
1.55%	03/15/43	644,000	627,906	(b,h)
Amsted Industries Inc.
8.13%	03/15/18	259,000	274,540	(b,h)
Anadarko Petroleum Corp.
6.20%	03/15/40	459,000	514,429	(h)
Anheuser-Busch InBev Finance Inc.
2.63%	01/17/23	246,000	229,100	(h)
Anheuser-Busch InBev Worldwide Inc.
2.50%	07/15/22	751,000	694,762	(h)
5.38%	11/15/14	212,000	223,457	(h)
Archer-Daniels-Midland Co.
4.02%	04/16/43	237,000	208,437	(h)
Arizona Public Service Co.
6.25%	08/01/16	214,000	242,840	(h)
Ascension Health
4.85%	11/15/53	327,000	321,809
Ashland Inc.
3.00%	03/15/16	408,000	413,100
3.88%	04/15/18	388,000	383,150
AT&T Inc.
0.88%	02/13/15	265,000	265,646	(h)
4.35%	06/15/45	863,000	712,361
Atlas Pipeline Finance Corp.
4.75%	11/15/21	160,000	144,600	(b,h)
Autodesk Inc.
1.95%	12/15/17	377,000	369,521	(h)
Banco de Costa Rica
5.25%	08/12/18	200,000	202,600	(b)
Banco de Reservas de LA Republica Dominicana
7.00%	02/01/23	150,000	142,500	(b,h)
Banco del Estado de Chile
2.00%	11/09/17	150,000	146,350	(h)
Banco do Nordeste do Brasil S.A.
3.63%	11/09/15	100,000	101,500	(b,h)
Banco Latinoamericano de Comercio Exterior S.A.
3.75%	04/04/17	300,000	301,500	(b,h)
Banco Mercantil del Norte S.A.
6.86%	10/13/21	100,000	103,769	(b,h,i)
Bank of America Corp.
2.00%	01/11/18	523,000	514,345	(h)
3.30%	01/11/23	693,000	649,175	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2013

		Principal Amount	Fair Value

3.88%	03/22/17	$428,000	$455,217	(h)
4.10%	07/24/23	610,000	606,209
5.75%	12/01/17	610,000	688,131	(h)
Barclays Bank PLC
2.25%	05/10/17	1,281,000	1,321,864	(b,h)
Barrick Gold Corp.
2.50%	05/01/18	209,000	199,292
4.10%	05/01/23	423,000	372,493
Baxter International Inc.
3.20%	06/15/23	802,000	782,505
Berkshire Hathaway Finance Corp.
3.00%	05/15/22	284,000	275,834
Berkshire Hathaway Inc.
1.55%	02/09/18	428,000	423,901
4.50%	02/11/43	428,000	398,834
BHP Billiton Finance USA Ltd.
2.05%	09/30/18	219,000	219,314
3.85%	09/30/23	219,000	220,679
5.00%	09/30/43	219,000	223,049
Bombardier Inc.
4.25%	01/15/16	164,000	170,150	(b)
7.75%	03/15/20	387,000	437,310	(b)
BP Capital Markets PLC
1.38%	05/10/18	630,000	611,149	(h)
2.25%	11/01/16	164,000	168,806	(h)
2.50%	11/06/22	875,000	791,554	(h)
2.75%	05/10/23	420,000	383,601	(h)
Brocade Communications Systems Inc.
4.63%	01/15/23	400,000	369,000	(b)
Burlington Northern Santa Fe LLC
3.85%	09/01/23	436,000	437,141
Caixa Economica Federal
2.38%	11/06/17	100,000	93,500
Calpine Corp.
7.25%	10/15/17	38,000	39,425	(b)
Cargill Inc.
6.00%	11/27/17	246,000	283,512	(b,h)
Carnival Corp.
1.20%	02/05/16	428,000	425,313	(h)
Case New Holland Inc.
7.88%	12/01/17	222,000	258,075	(h)
Caterpillar Financial Services Corp.
1.25%	11/06/17	258,000	253,232	(h)
Caterpillar Inc.
1.50%	06/26/17	494,000	491,333	(h)
Catholic Health Initiatives
2.95%	11/01/22	202,000	187,628	(h)
4.35%	11/01/42	129,000	116,753	(h)
Cedar Fair LP
5.25%	03/15/21	164,000	156,620	(b,h)
Celgene Corp.
2.30%	08/15/18	218,000	217,900

		Principal Amount	Fair Value

Central American Bank for Economic Integration
5.38%	09/24/14	$410,000	$425,626	(b,h)
Cequel Capital Corp.
5.13%	12/15/21	400,000	377,000	(b)
Chesapeake Energy Corp.
3.25%	03/15/16	404,000	405,515	(h)
Cigna Corp.
2.75%	11/15/16	411,000	426,916	(h)
4.00%	02/15/22	595,000	607,532	(h)
Citigroup Inc.
1.25%	01/15/16	408,000	407,688	(h)
1.75%	05/01/18	419,000	406,376	(h)
3.50%	05/15/23	504,000	454,808
5.00%	09/15/14	759,000	787,609	(h)
6.13%	08/25/36	241,000	242,553	(h)
6.68%	09/13/43	340,000	366,143
CityCenter Holdings LLC
7.63%	01/15/16	706,000	739,535
Cliffs Natural Resources Inc.
4.88%	04/01/21	196,000	184,909
CME Group Inc.
5.30%	09/15/43	218,000	224,871
CNA Financial Corp.
5.88%	08/15/20	366,000	422,078
CNH Capital LLC
3.88%	11/01/15	245,000	252,350
CNPC HK Overseas Capital Ltd.
4.50%	04/28/21	200,000	205,585	(b,h)
Cogeco Cable Inc.
4.88%	05/01/20	400,000	382,000	(b)
Columbus International, Inc.
11.50%	11/20/14	200,000	215,000	(b)
Comcast Corp.
4.50%	01/15/43	317,000	298,219
Comision Federal de Electricidad
4.88%	05/26/21	200,000	205,000	(b,h)
Commonwealth Bank of Australia
0.75%	01/13/17	559,000	557,658	(b)
Constellation Brands Inc.
7.25%	09/01/16	408,000	464,100
Corp Andina de Fomento
4.38%	06/15/22	408,000	406,452
Corp Lindley S.A.
4.63%	04/12/23	146,000	132,130	(b)
Corp Nacional del Cobre de Chile
3.88%	11/03/21	200,000	196,018	(b)
4.25%	07/17/42	245,000	201,837	(b)
5.63%	09/21/35	82,000	82,962	(b,h)
Corporate Office Properties LP (REIT)
3.60%	05/15/23	609,000	552,013
COX Communications Inc.
2.95%	06/30/23	849,000	732,810	(b)
3.25%	12/15/22	159,000	141,194	(b)
4.70%	12/15/42	93,000	75,319	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2013

		Principal Amount	Fair Value

Credit Suisse AG
2.60%	05/27/16	$416,000	$433,430	(b,h)
Crown Castle Towers LLC
6.11%	01/15/20	201,000	227,344	(b,h)
Daimler Finance North America LLC
1.88%	01/11/18	403,000	398,989	(b)
2.38%	08/01/18	325,000	325,517	(b)
Dana Holding Corp.
5.38%	09/15/21	160,000	157,200
DaVita Healthcare Partners Inc.
6.38%	11/01/18	371,000	389,550	(h)
DCP Midstream Operating LP
3.88%	03/15/23	642,000	584,167
Denbury Resources Inc.
6.38%	08/15/21	314,000	333,625	(h)
8.25%	02/15/20	247,000	271,082	(h)
DENTSPLY International Inc.
2.75%	08/15/16	391,000	402,725	(h)
Deutsche Bank AG
4.30%	05/24/28	631,000	569,893	(i)
Diageo Capital PLC
1.13%	04/29/18	419,000	404,670	(h)
Diageo Investment Corp.
2.88%	05/11/22	559,000	537,769	(h)
DigitalGlobe Inc.
5.25%	02/01/21	408,000	389,640	(b,h)
DIRECTV Holdings LLC
3.80%	03/15/22	525,000	490,008
5.15%	03/15/42	350,000	297,775	(h)
Dominion Resources Inc.
1.95%	08/15/16	793,000	809,168	(h)
DPL Inc.
7.25%	10/15/21	28,000	28,630
DR Horton Inc.
4.38%	09/15/22	308,000	280,280
Duke Energy Corp.
1.63%	08/15/17	409,000	407,404
3.05%	08/15/22	199,000	188,320	(h)
Eagle Spinco Inc.
4.63%	02/15/21	160,000	153,600	(b)
Eastman Chemical Co.
2.40%	06/01/17	434,000	440,254	(h)
Eaton Corp.
1.50%	11/02/17	556,000	548,175	(b,h)
2.75%	11/02/22	420,000	391,395	(b,h)
eBay Inc.
1.35%	07/15/17	286,000	284,013
2.60%	07/15/22	204,000	189,667
4.00%	07/15/42	245,000	207,089
Ecopetrol S.A.
7.38%	09/18/43	176,000	190,520
7.63%	07/23/19	155,000	183,288
EDC Finance Ltd.
4.88%	04/17/20	200,000	191,000	(b)
Edwards Lifesciences Corp.
2.88%	10/15/18	307,000	305,791	(c)

		Principal Amount	Fair Value

EMC Corp.
1.88%	06/01/18	$421,000	$419,417
Empresa de Energia de Bogota S.A.
6.13%	11/10/21	273,000	279,142	(b,h)
Empresa Nacional del Petroleo
4.75%	12/06/21	261,000	256,695	(b,h)
Energy Transfer Equity LP
7.50%	10/15/20	279,000	298,530	(h)
Energy Transfer Partners LP
3.60%	02/01/23	779,000	725,628
6.50%	02/01/42	352,000	371,591	(h)
Enterprise Products Operating LLC
4.45%	02/15/43	256,000	226,471
Equinix Inc.
4.88%	04/01/20	96,000	93,120
Erickson Air-Crane Inc.
8.25%	05/01/20	398,000	389,542	(b)
Eskom Holdings SOC Ltd.
6.75%	08/06/23	200,000	205,540	(b)
European Investment Bank
0.88%	12/15/14	1,120,000	1,128,142	(h)
4.88%	01/17/17	490,000	550,858	(h)
Exelon Corp.
4.90%	06/15/15	426,000	452,627	(h)
Export Credit Bank of Turkey
5.38%	11/04/16	525,000	540,750	(b,h)
Export-Import Bank of Malaysia Bhd
2.88%	12/14/17	200,000	201,458
Express Scripts Holding Co.
2.65%	02/15/17	319,000	328,876
3.13%	05/15/16	1,391,000	1,455,947	(h)
Flextronics International Ltd.
4.63%	02/15/20	163,000	158,110
Florida Power & Light Co.
4.13%	02/01/42	234,000	219,235	(h)
FMG Resources August 2006 Pty Ltd.
7.00%	11/01/15	160,000	164,800	(b)
Ford Motor Credit Company LLC
5.88%	08/02/21	548,000	609,172
Forest Oil Corp.
7.25%	06/15/19	371,000	371,000	(h)
Freeport-McMoRan Copper & Gold Inc.
2.38%	03/15/18	611,000	590,498	(b,h)
5.45%	03/15/43	535,000	479,529	(b,h)
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	174,000	178,785	(b,h)
Frontier Communications Corp.
7.13%	03/15/19	363,000	385,234	(h)
Gas Natural de Lima y Callao S.A.
4.38%	04/01/23	200,000	180,500	(b)
Gazprom OAO Via Gaz Capital S.A.
6.21%	11/22/16	206,000	225,591	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2013

		Principal Amount	Fair Value

Genworth Holdings Inc.
4.90%	08/15/23	$218,000	$218,878
7.70%	06/15/20	193,000	227,542
GeoPark Latin America Limited Agencia en Chile
7.50%	02/11/20	200,000	199,500	(b)
Georgian Railway JSC
7.75%	07/11/22	200,000	209,000	(b)
Glencore Funding LLC
2.50%	01/15/19	610,000	571,798	(b)
4.13%	05/30/23	210,000	194,264	(b)
Globo Comunicacao e Participacoes S.A.
6.25%	07/29/49	100,000	104,000	(b,h,j)
Goldman Sachs Capital I
6.35%	02/15/34	239,000	231,379	(h)
Great Plains Energy Inc.
4.85%	06/01/21	414,000	442,150	(h)
GTL Trade Finance Inc.
7.25%	10/20/17	367,000	405,535
GXS Worldwide Inc.
9.75%	06/15/15	285,000	292,837	(h)
Hartford Financial Services Group Inc.
6.63%	03/30/40	270,000	323,149
Hawk Acquisition Sub Inc.
4.25%	10/15/20	406,000	387,222	(b)
Heineken N.V.
1.40%	10/01/17	671,000	659,690	(b)
Hexion US Finance Corp.
6.63%	04/15/20	490,000	490,000
Hilton Worldwide Finance LLC
5.63%	10/15/21	404,000	405,010	(b,c)
Host Hotels & Resorts LP (REIT)
3.75%	10/15/23	534,000	494,295
Hughes Satellite Systems Corp.
6.50%	06/15/19	278,000	293,985	(h)
Huntsman International LLC
4.88%	11/15/20	405,000	383,737
Hyundai Capital America
1.63%	10/02/15	408,000	408,653	(b,h)
2.13%	10/02/17	207,000	206,491	(b,h)
iGATE Corp.
9.00%	05/01/16	407,000	436,507	(h)
Industry & Construction Bank St Petersburg OJSC Via
5.01%	09/29/15	400,000	408,000	(i)
ING Bank N.V.
5.80%	09/25/23	520,000	525,198	(b)
ING U.S. Inc.
5.70%	07/15/43	391,000	388,094	(b)
Ingersoll-Rand Global Holding Company Ltd.
2.88%	01/15/19	218,000	217,306	(b)
4.25%	06/15/23	306,000	303,890	(b)

		Principal Amount	Fair Value

Ingles Markets Inc.
5.75%	06/15/23	$803,000	$774,895	(b)
Instituto Costarricense de Electricidad
6.95%	11/10/21	200,000	205,500	(b,h)
Invesco Finance PLC
3.13%	11/30/22	585,000	543,184	(h)
JB Poindexter & Company Inc			.
9.00%	04/01/22	120,000	126,000	(b)
Jefferies Group Inc.
5.13%	01/20/23	131,000	132,029
6.50%	01/20/43	142,000	140,480
John Deere Capital Corp.
3.15%	10/15/21	349,000	348,083	(h)
JPMorgan Chase & Co.
3.20%	01/25/23	857,000	801,739	(h)
3.38%	05/01/23	209,000	189,535	(h)
5.15%	12/29/49	215,000	188,125	(i)
5.63%	08/16/43	218,000	216,523
6.00%	12/29/49	218,000	204,375	(i)
KazMunayGas National Company JSC
9.13%	07/02/18	100,000	122,500	(b)
11.75%	01/23/15	100,000	111,625	(b)
KFW
2.00%	10/04/22	1,020,000	948,735	(h)
4.50%	07/16/18	169,000	191,612	(h)
Kinder Morgan Energy Partners LP
2.65%	02/01/19	218,000	216,499
3.50%	09/01/23	517,000	482,019
4.15%	02/01/24	652,000	639,767
Kinross Gold Corp.
6.88%	09/01/41	264,000	231,747
Korea National Oil Corp.
2.88%	11/09/15	358,000	368,326	(b,h)
3.13%	04/03/17	425,000	436,876	(b,h)
Kraft Foods Group Inc.
1.63%	06/04/15	427,000	433,653
2.25%	06/05/17	183,000	186,635
5.00%	06/04/42	118,000	116,893
Kratos Defense & Security Solutions Inc.
10.00%	06/01/17	709,000	771,037
Levi Strauss & Co.
7.63%	05/15/20	440,000	474,100	(h)
Liberty Mutual Group Inc.
4.25%	06/15/23	437,000	426,210	(b)
Linn Energy LLC
6.75%	11/01/19	443,000	417,527	(b)
8.63%	04/15/20	305,000	315,294	(h)
Lowe’s Companies Inc.
5.00%	09/15/43	218,000	219,607
LYB International Finance BV
4.00%	07/15/23	217,000	215,130
5.25%	07/15/43	217,000	213,389

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2013

		Principal Amount	Fair Value

Majapahit Holding BV
7.25%	06/28/17	$400,000	$439,000	(b)
7.75%	10/17/16	450,000	496,125	(b,h)
Marsh & McLennan Companies Inc.
4.05%	10/15/23	307,000	307,809
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52	165,000	137,730
Merck & Company Inc.
2.80%	05/18/23	629,000	594,889
4.15%	05/18/43	251,000	232,362
Metro PCS Wireless Inc.
6.25%	04/01/21	247,000	248,235	(b)
Microsoft Corp.
2.38%	05/01/23	837,000	759,179	(h)
MidAmerican Energy Holdings Co.
6.13%	04/01/36	495,000	553,756	(h)
MIE Holdings Corp.
9.75%	05/12/16	200,000	205,000	(b)
Morgan Stanley
2.13%	04/25/18	230,000	224,169
4.75%	03/22/17	271,000	292,604
4.88%	11/01/22	556,000	556,292
5.55%	04/27/17	841,000	931,947
Mylan Inc.
2.60%	06/24/18	764,000	762,648	(b,h)
Nabors Industries Inc.
5.10%	09/15/23	328,000	333,177	(b)
National Agricultural Cooperative Federation
4.25%	01/28/16	256,000	270,272	(b,h)
Nationwide Financial Services Inc.
5.38%	03/25/21	414,000	443,093	(b)
NCL Corp. Ltd.
5.00%	02/15/18	227,000	226,433	(b)
Newfield Exploration Co.
5.63%	07/01/24	662,000	640,485	(h)
5.75%	01/30/22	370,000	369,075	(h)
News America Inc.
4.00%	10/01/23	176,000	176,183	(b)
5.40%	10/01/43	110,000	110,131	(b)
6.65%	11/15/37	213,000	242,012	(h)
Nexen Inc.
6.40%	05/15/37	285,000	312,585
NextEra Energy Capital Holdings Inc.
2.60%	09/01/15	804,000	827,906	(h)
Nomura Holdings Inc.
2.00%	09/13/16	514,000	515,553	(h)
Northeast Utilities
1.45%	05/01/18	419,000	408,253	(h)
Northrop Grumman Corp.
1.75%	06/01/18	631,000	619,316	(h)
4.75%	06/01/43	210,000	198,140	(h)

		Principal Amount	Fair Value

Novartis Capital Corp.
2.40%	09/21/22	$490,000	$456,471	(h)
NYSE Euronext
2.00%	10/05/17	557,000	557,648	(h)
Odebrecht Drilling Norbe VIII/IX Ltd.
6.35%	06/30/21	185,000	188,238	(b,h)
Odebrecht Offshore Drilling Finance Ltd.
6.75%	10/01/22	322,000	330,050	(b)
Omnicom Group Inc.
3.63%	05/01/22	356,000	341,443	(h)
Oracle Corp.
1.20%	10/15/17	609,000	598,123	(h)
3.63%	07/15/23	304,000	303,188
Pacific Gas & Electric Co.
6.05%	03/01/34	330,000	367,139	(h)
Pacific Rubiales Energy Corp.
5.13%	03/28/23	400,000	358,500	(b)
PacifiCorp
6.25%	10/15/37	8,000	9,680	(h)
Petrobras Global Finance BV
3.00%	01/15/19	638,000	599,988	(h)
Petrobras International Finance Co.
3.50%	02/06/17	480,000	487,416	(h)
3.88%	01/27/16	187,000	192,945	(h)
Petroleos Mexicanos
3.50%	07/18/18 - 01/30/23	862,000	828,051
4.88%	01/18/24	219,000	219,000
5.50%	01/21/21 - 06/27/44	243,000	246,713
6.00%	03/05/20	160,000	177,600	(h)
6.50%	06/02/41	74,000	76,692
Petroleum Company of Trinidad & Tobago Ltd.
6.00%	05/08/22	300,000	319,500
Petronas Capital Ltd.
5.25%	08/12/19	150,000	166,136	(b,h)
Philip Morris International Inc.
2.50%	05/16/16	413,000	428,824	(h)
4.13%	03/04/43	214,000	189,145
Plains Exploration & Production Co.
6.50%	11/15/20	203,000	217,803
Power Sector Assets & Liabilities Management Corp.
7.25%	05/27/19	168,000	196,980
7.39%	12/02/24	200,000	240,000	(b)
Prudential Financial Inc.
5.20%	03/15/44	137,000	124,259	(i)
5.63%	05/12/41	213,000	227,416	(h)
5.63%	06/15/43	260,000	244,889	(h,i)
Public Service Electric & Gas Co.
2.38%	05/15/23	630,000	577,043	(h)
Range Resources Corp.
5.75%	06/01/21	371,000	389,550	(h)
Realty Income Corp. (REIT)
4.65%	08/01/23	435,000	441,121

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2013

		Principal Amount	Fair Value

Republic of Angola Via Northern Lights III BV
7.00%	08/16/19	$408,000	$437,580
Revlon Consumer Products Corp.
5.75%	02/15/21	977,000	940,362	(b,h)
Rockies Express Pipeline LLC
3.90%	04/15/15	109,000	108,455	(b)
Rogers Communications Inc.
5.45%	10/01/43	340,000	336,928	(c)
Roper Industries Inc.
2.05%	10/01/18	631,000	618,922
Rowan Companies Inc.
5.40%	12/01/42	248,000	224,083
Royal Bank of Canada
1.20%	09/19/18	717,000	708,494
Royal Bank of Scotland Group PLC
6.40%	10/21/19	514,000	587,416
RSI Home Products Inc.
6.88%	03/01/18	408,000	421,260	(b)
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
7.75%	05/29/18	400,000	450,000	(b,h)
Russian Railways via RZD Capital PLC
5.74%	04/03/17	325,000	346,937
Sabine Pass Liquefaction LLC
5.63%	02/01/21	263,000	257,411	(b)
Sanofi
1.25%	04/10/18	429,000	418,809	(h)
Santander Holdings USA Inc.
3.45%	08/27/18	437,000	446,298
SCF Capital Ltd.
5.38%	10/27/17	400,000	404,360	(b)
Schlumberger Investment S.A.
2.40%	08/01/22	613,000	563,159	(b,h)
Seagate HDD Cayman
4.75%	06/01/23	160,000	154,000	(b)
7.00%	11/01/21	42,000	46,620
Service Corporation International
4.50%	11/15/20	282,000	267,900
Shell International Finance BV
3.40%	08/12/23	654,000	646,565
Sinochem Overseas Capital Company Ltd.
4.50%	11/12/20	200,000	200,992	(b)
Sinopec Capital 2013 Ltd.
3.13%	04/24/23	335,000	304,230	(b,h)
Sinopec Group Overseas Development 2012 Ltd.
2.75%	05/17/17	433,000	441,400	(b,h)
Smurfit Kappa Acquisitions
4.88%	09/15/18	444,000	444,000	(b)
Sprint Corp.
7.25%	09/15/21	242,000	244,420	(b)

		Principal Amount	Fair Value

State Grid Overseas Investment 2013 Ltd.
1.75%	05/22/18	$252,000	$245,722	(b)
State Oil Company of the Azerbaijan Republic
5.45%	02/09/17	200,000	211,250
SunTrust Bank
2.75%	05/01/23	315,000	286,338	(h)
Talisman Energy Inc.
6.25%	02/01/38	384,000	389,165
Teck Resources Ltd.
5.40%	02/01/43	314,000	274,432	(h)
Telefonica Emisiones SAU
3.19%	04/27/18	260,000	256,539	(h)
4.57%	04/27/23	144,000	138,093	(h)
Tenet Healthcare Corp.
4.75%	06/01/20	160,000	154,000
Textron Inc.
6.20%	03/15/15	374,000	399,537	(h)
The Allstate Corp.
5.75%	08/15/53	240,000	234,000	(i)
The Bank of New York Mellon Corp.
4.50%	12/31/49	645,000	557,925	(h,i)
The Coca-Cola Co.
3.30%	09/01/21	460,000	470,715	(h)
The Gap Inc.
5.95%	04/12/21	262,000	290,297
The Goldman Sachs Group Inc.
2.38%	01/22/18	510,000	506,384
2.90%	07/19/18	652,000	657,238
3.63%	01/22/23	405,000	387,284
6.75%	10/01/37	431,000	449,807
The Home Depot Inc.
2.25%	09/10/18	656,000	662,954
3.75%	02/15/24	218,000	220,625
4.88%	02/15/44	218,000	219,822
The Korea Development Bank
3.25%	03/09/16	223,000	231,666	(h)
4.00%	09/09/16	245,000	261,167	(h)
The McClatchy Co.
9.00%	12/15/22	417,000	439,935
The Potomac Edison Co.
5.35%	11/15/14	178,000	186,831	(h)
The Southern Co.
2.45%	09/01/18	525,000	530,104
The Williams Companies Inc.
3.70%	01/15/23	763,000	689,094
Time Warner Cable Inc.
4.50%	09/15/42	268,000	195,951	(h)
Tops Holding Corp.
8.88%	12/15/17	1,037,000	1,135,515	(b,h)
Total Capital Canada Ltd.
1.45%	01/15/18	408,000	402,574	(h)
Total Capital International S.A.
1.55%	06/28/17	1,025,000	1,030,212	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2013

		Principal Amount	Fair Value

Transnet SOC Ltd.
4.50%	02/10/16	$327,000	$337,219	(b,h)
Transocean Inc.
3.80%	10/15/22	170,000	160,070	(h)
6.50%	11/15/20	107,000	119,438	(h)
tw telecom holdings inc.
6.38%	09/01/23	160,000	159,200	(b)
U.S. Bancorp
3.44%	02/01/16	648,000	677,222	(h)
Union Bank NA
2.63%	09/26/18	439,000	443,144
Unit Corp.
6.63%	05/15/21	409,000	419,225	(h)
United Rentals North America Inc.
5.75%	07/15/18	408,000	428,400	(h)
Vail Resorts Inc.
6.50%	05/01/19	583,000	617,980	(h)
Vale Overseas Ltd.
6.25%	01/11/16	239,000	264,235	(h)
Valeant Pharmaceuticals International
6.38%	10/15/20	240,000	249,600	(b,h)
Valero Energy Corp.
6.63%	06/15/37	188,000	204,195
Verizon Communications Inc.
2.45%	11/01/22	439,000	389,253
3.65%	09/14/18	439,000	462,571
5.15%	09/15/23	439,000	470,514
6.55%	09/15/43	307,000	346,584
Viacom Inc.
2.50%	12/15/16	307,000	314,577	(h)
5.85%	09/01/43	218,000	221,928
Viasystems Inc.
7.88%	05/01/19	409,000	434,562	(b)
Wal-Mart Stores Inc.
1.95%	12/15/18	439,000	438,133	(c)
Weatherford International Ltd.
4.50%	04/15/22	327,000	323,635	(h)
5.95%	04/15/42	319,000	305,428
6.75%	09/15/40	107,000	110,766
WellPoint Inc.
5.10%	01/15/44	435,000	423,732
Wells Fargo & Co.
1.25%	07/20/16	459,000	459,201
3.45%	02/13/23	728,000	681,381	(h)
Windstream Corp.
6.38%	08/01/23	409,000	374,235
Woodside Finance Ltd.
4.50%	11/10/14	731,000	756,515	(b,h)
WPX Energy Inc.
5.25%	01/15/17	408,000	430,440
Wynn Las Vegas LLC
5.38%	03/15/22	216,000	217,080
Xstrata Finance Canada Ltd.
2.70%	10/25/17	470,000	467,437	(b)
5.80%	11/15/16	365,947	399,767	(b,h)

		Principal Amount	Fair Value

Zhaikmunai LLP
7.13%	11/13/19	$400,000	$419,000	(b)
Zoetis Inc.
1.15%	02/01/16	214,000	214,861	(b)
1.88%	02/01/18	214,000	211,844	(b)
3.25%	02/01/23	361,000	343,677	(b)
			142,101,749

Non-Agency Collateralized Mortgage Obligations — 5.9%

Banc of America Commercial Mortgage Trust 2006-4
5.68%	07/10/46	1,050,000	1,153,304	(h)
Banc of America Commercial Mortgage Trust 2007-1
5.48%	01/15/49	905,000	945,797	(h,i)
Banc of America Commercial Mortgage Trust 2007-4
5.93%	02/10/51	90,000	100,614	(h,i)
Banc of America Commercial Mortgage Trust 2008-1
6.40%	02/10/51	180,000	206,035	(h,i)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-1
5.46%	11/10/42	170,000	179,853	(h,i)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-6
5.36%	09/10/47	435,000	465,541	(h,i)
Bear Stearns Commercial Mortgage Securities Trust 2005-T18
4.93%	02/13/42	418,343	435,876	(i)
Bear Stearns Commercial Mortgage Securities Trust 2006-PW11
5.56%	03/11/39	37,659	37,951	(h,i)
Bear Stearns Commercial Mortgage Securities Trust 2006-T22
5.76%	04/12/38	650,000	702,180	(i)
Bear Stearns Commercial Mortgage Securities Trust 2007-PW17
5.92%	06/11/50	345,000	389,267	(i)
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18
6.09%	06/11/50	190,000	208,615	(i)
Citigroup Commercial Mortgage Trust 2006-C5
5.48%	10/15/49	210,000	201,716	(h)
COMM 2005-LP5 Mortgage Trust
4.98%	05/10/43	220,000	231,112	(h,i)
COMM 2006-C8 Mortgage Trust
5.35%	12/10/46	250,000	274,037
COMM 2013-LC13 Mortgage Trust
4.56%	08/10/46	175,000	180,236	(b,i)
Commercial Mortgage Trust 2007-GG9
5.48%	03/10/39	985,000	1,034,623

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2013

		Principal Amount	Fair Value

Credit Suisse Commercial Mortgage Trust 2006-C5
5.34%	12/15/39	$100,000	$106,017
Credit Suisse First Boston Mortgage Securities Corp. 2005-9
5.25%	10/25/35	116,549	989	(i)
GS Mortgage Securities Corp. II 2012-GC9
2.56%	11/10/45	989,648	136,260	(g,i)
GS Mortgage Securities Corp. II 2013-KYO
2.78%	11/08/29	100,000	99,006	(b,i)
GS Mortgage Securities Corp. Trust 2012-ALOH
3.55%	04/10/34	280,000	277,276	(b,h)
GS Mortgage Securities Trust 2006-GG8
5.59%	11/10/39	340,000	368,386
GS Mortgage Securities Trust 2011-GC5
3.00%	08/10/44	420,000	438,320	(h)
5.47%	08/10/44	100,000	108,979	(b,h,i)
JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9
2.10%	12/15/47	1,293,621	141,338	(g,h,i)
JP Morgan Chase Commercial Mortgage Securities Trust 2005-CB11
5.34%	08/12/37	757,326	791,954	(h,i)
JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP1
5.04%	03/15/46	250,000	259,896	(h,i)
JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8
5.44%	05/15/45	380,000	416,777	(h)
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB18
5.44%	06/12/47	300,000	331,416	(h)
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB20
5.79%	02/12/51	550,000	620,996	(h,i)
JP Morgan Chase Commercial Mortgage Securities Trust 2007-LD11
6.00%	06/15/49	560,000	629,859	(i)
JP Morgan Chase Commercial Mortgage Securities Trust 2012-CBX
4.27%	06/15/45	280,000	288,759
JPMBB Commercial Mortgage Securities Trust 2013-C12
4.16%	07/15/45	125,000	125,627	(i)

		Principal Amount	Fair Value

LB Commercial Mortgage Trust 2007-C3
6.08%	07/15/44	$430,000	$478,496	(i)
LB-UBS Commercial Mortgage Trust 2004-C8
0.98%	12/15/39	1,681,461	10,760	(b,g,h,i)
LB-UBS Commercial Mortgage Trust 2005-C5
4.95%	09/15/30	310,000	327,348	(h)
LB-UBS Commercial Mortgage Trust 2006-C1
5.16%	02/15/31	450,000	483,852	(h)
LB-UBS Commercial Mortgage Trust 2006-C4
6.05%	06/15/38	210,000	231,116	(h,i)
MASTR Alternative Loan Trust 2003-5
5.00%	08/25/18	57,045	5,032	(g,h)
ML-CFC Commercial Mortgage Trust 2006-3
5.46%	07/12/46	1,029,000	1,118,911	(h,i)
5.49%	07/12/46	200,000	193,039	(i)
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10
4.22%	07/15/46	420,000	421,420	(i)
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8
4.31%	12/15/48	120,000	99,354	(b,i)
Morgan Stanley Capital I Trust 2005-T17
4.84%	12/13/41	630,000	651,509	(i)
Morgan Stanley Capital I Trust 2006-IQ11
5.85%	10/15/42	270,000	249,214	(h,i)
Morgan Stanley Capital I Trust 2006-T21
5.16%	10/12/52	350,000	375,349	(i)
5.27%	10/12/52	150,000	160,717	(i)
Morgan Stanley Capital I Trust 2006-T23
5.99%	08/12/41	180,000	199,158	(i)
Morgan Stanley Capital I Trust 2007-IQ16
6.29%	12/12/49	190,000	213,537	(i)
Morgan Stanley Capital I Trust 2008-T29
6.46%	01/11/43	250,000	283,725	(h,i)
Morgan Stanley Capital I Trust 2012-C4
5.21%	03/15/45	190,000	203,858	(b,h,i)
Wachovia Bank Commercial Mortgage Trust 2006-C23
5.47%	01/15/45	430,000	466,084	(h,i)
Wachovia Bank Commercial Mortgage Trust 2006-C28
5.60%	10/15/48	1,135,000	1,226,984	(h,i)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2013

		Principal Amount	Fair Value

Wachovia Bank Commercial Mortgage Trust 2006-C29
5.34%	11/15/48	$230,000	$253,495
Wells Fargo Mortgage Backed Securities Trust 2006-3
5.50%	03/25/36	170,465	707
WFRBS Commercial Mortgage Trust 2011-C4
5.42%	06/15/44	210,000	209,141	(b,i)
WFRBS Commercial Mortgage Trust 2013-C15
4.64%	08/15/46	175,000	146,872	(b,i)
WFRBS Commercial Mortgage Trust 2013-C16
4.99%	09/15/46	295,000	250,338	(b,i)
			20,148,628

Sovereign Bonds — 2.9%
Banco Nacional de Desenvolvimento Economico e Social
3.38%	09/26/16	220,000	220,660	(b)
5.50%	07/12/20	100,000	102,500	(b,h)
5.75%	09/26/23	200,000	200,000	(b)
Gabonese Republic
8.20%	12/12/17	316,000	355,500
Government of Chile
3.63%	10/30/42	148,000	120,250	(h)
Government of Colombia
2.63%	03/15/23	327,000	289,395
4.38%	07/12/21	200,000	206,500
Government of Croatia
6.75%	11/05/19	774,000	825,277	(b)
Government of Dominican Republic
7.50%	05/06/21	200,000	213,250	(b,h)
Government of El Salvador
7.65%	06/15/35	339,000	344,085	(b,h)
Government of Guatemala
4.88%	02/13/28	200,000	182,000	(b)
Government of Hungary
4.13%	02/19/18	332,000	328,680
4.75%	02/03/15	56,000	57,400
6.25%	01/29/20	180,000	192,150	(h)
7.63%	03/29/41	18,000	19,260	(h)
Government of Indonesia
4.88%	05/05/21	200,000	198,000	(b,h)
Government of Lithuania
6.13%	03/09/21	100,000	114,125	(b)
6.75%	01/15/15	100,000	106,571	(b,h)
Government of Mexico
4.75%	03/08/44	416,000	376,480	(h)
5.75%	10/12/49	74,000	69,560
6.05%	01/11/40	82,000	89,667
Government of Namibia
5.50%	11/03/21	200,000	202,000	(b)

		Principal Amount	Fair Value

Government of Nigeria
5.13%	07/12/18	$200,000	$203,000	(b)
Government of Panama
4.30%	04/29/53	126,000	97,335
6.70%	01/26/36	53,000	60,553	(h)
Government of Peru
6.55%	03/14/37	242,000	286,165	(h)
7.35%	07/21/25	100,000	127,750	(h)
Government of Philippines
4.00%	01/15/21	100,000	103,750
6.38%	01/15/32	200,000	234,250
Government of Poland
3.00%	03/17/23	229,000	209,764
5.00%	03/23/22	378,000	406,539
5.13%	04/21/21	96,000	104,400
6.38%	07/15/19	38,000	44,346
Government of Romania
4.38%	08/22/23	122,000	116,663	(b)
6.75%	02/07/22	156,000	177,871	(b)
Government of South Africa
6.25%	03/08/41	100,000	104,750
Government of Sri Lanka
6.25%	10/04/20	100,000	96,875	(b)
Government of Turkey
3.25%	03/23/23	858,000	740,025	(h)
6.88%	03/17/36	512,000	544,128	(h)
Government of Uruguay
4.50%	08/14/24	247,548	251,261
6.88%	09/28/25	133,799	155,876
Republic of Armenia
6.00%	09/30/20	200,000	197,200	(b)
Republic of Latvia
2.75%	01/12/20	200,000	189,585
Republic of Paraguay
4.63%	01/25/23	200,000	181,500	(b)
Republic of Serbia
5.25%	11/21/17	300,000	297,750	(b)
Russian Foreign Bond - Eurobond
7.50%	03/31/30	52,906	62,348
			9,806,994

Municipal Bonds and Notes — 0.6%

American Municipal Power Inc.
6.27%	02/15/50	295,000	303,714	(h)
Denver City & County School District No 1
4.24%	12/15/37	370,000	339,220	(h)
Municipal Electric Authority of Georgia
6.64%	04/01/57	336,000	347,474	(h)
Port Authority of New York & New Jersey
4.46%	10/01/62	525,000	443,746	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2013

		Principal Amount	Fair Value

South Carolina State Public Service Authority
6.45%	01/01/50	$235,000	$256,235
State of California
5.70%	11/01/21	290,000	330,533
			2,020,922

FNMA — 0.0% *
Lehman TBA
5.50%	TBA	333,269		—(**,c,m,p)

Total Bonds and Notes (Cost $337,400,506)			333,789,289

		Number of Shares	Fair Value
Domestic Equity — 0.1%
Preferred Stock — 0.1%
Wells Fargo & Co. (Cost $434,800)		17,392	415,147

Total Investments in Securities (Cost $337,835,306)			334,204,436

Short-Term Investments — 8.0%
GE Institutional Money Market Fund — Investment Class 0.00% (Cost $27,419,843)			27,419,843	(d,k)

Total Investments (Cost $365,255,149)			361,624,279

Liabilities in Excess of Other Assets, net — (5.8)%			(19,705,269)

NET ASSETS — 100.0%			$341,919,010

Other Information:

The Fund had the following long futures contracts open at September 30, 2013:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Appreciation
2 Yr. U.S. Treasury Notes Futures	December 2013	88	$19,383,375	$46,823
5 Yr. U.S. Treasury Notes Futures	December 2013	262	31,714,281	386,197

				$433,020

The Fund had the following short futures contracts open at September 30, 2013:

Description	Expiration Date	Number of Contracts	Current Notional Value	Unrealized Depreciation
10 Yr. U.S. Treasury Notes Futures	December 2013	284	$(35,894,938)	$(434,196)
30 Yr. U.S. Treasury Bond Futures	December 2013	114	(15,204,750)	(258,004)
Ultra Long- Term U.S. Treasury Bond Futures	December 2013	119	(16,909,156)	(146,820)

				$(839,020)

				$(406,000)

See Notes to Schedules of Investments and Notes to Financial Statements.

Money Market Fund	(Unaudited)

Michael E. Martini Vice President

The Money Market Fund is managed by Michael E. Martini. See portfolio manager’s biographical information beginning on page 133.

Q.	How did the GE Institutional Money Market Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2013?

A.	For the twelve-month period ended September 30, 2013, the GE Institutional Money Market Fund returned 0.03% for the Investment Class shares and 0.00% for the Service Class shares. The Fund’s benchmark, the 90 Day U.S. Treasury Bill, returned 0.06% and the Fund’s Morningstar peer group of 940 U.S. Money Market Taxable funds returned an average of 0.02% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	For yet another year, the Fund’s performance was impacted by record low yields resulting from historically accommodative monetary policy. In addition, supply of financial securities dwindled due to banking regulations discouraging short-term wholesale funding. Finally, the Fund’s dramatic allocation shift (see “significant changes in the Fund” below) impacted top-line yield.

Q.	What were the primary drivers behind Fund performance?

A.	The Fund’s performance was driven by (1) 10-15% allocation to floating rate notes (FRNs) indexed to LIBOR, (2) purchases of longer maturing securities which extended the weighted average maturity (WAM) of the Fund to 50 days, and (3) a 60% allocation to U.S. Agency securities (as of September 30), which yield more than the benchmark (90 Day U.S. Treasury Bill).
Q.	Were there any significant changes in the Fund during the period?

A.	Due to increased global regulations generally and proposed Securities and Exchange Commission (SEC) money market regulations specifically, the Fund’s allocation to U.S. government securities notably increased during the third quarter of 2013. Whereas the U.S. government allocation on June 30 was 75%, the September 30 allocation grew to 86%. The decision to increase investments in U.S. government securities also stems from the SEC’s proposal to exempt U.S. Treasury and U.S. Government money market mutual funds from abandoning the $1.00 stable net asset value for a floating net asset value.

Money Market Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2013.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2013 - September 30, 2013

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	1,000.00	0.55
Service Class	1,000.00	1,000.00	0.60
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,024.52	0.56
Service Class	1,000.00	1,024.47	0.61

*	Expenses are equal to the Fund’s annualized expense ratio of 0.11% for Investment Class shares and 0.12% for Service Class shares (for the period April 1, 2013 - September 30, 2013), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Money Market Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity. The Fund seeks to achieve its investment objective by investing primarily in short-term, U.S. dollar denominated money market instruments.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2013

	One Year	Five Year	Ten Year
Number of funds in peer group	940	815	624
Peer group average annual total return	0.02%	0.12%	1.47%

Morningstar Category in peer group: Money Market Taxable

Fund Yield at September 30, 2013

	Investment Class†	Service Class†
7-day current*	0.07%	0.00%
7-day effective	0.07%	0.00%
Money Fund Report	0.02%	0.02%

Sector Allocation as of September 30, 2013

Portfolio composition as a % of Fair Value of $674,329

(in thousands) on September 30, 2013 (b)

Change in Value of a $10,000 Investment (a)

Investment Class Shares†

Average Annual Total Return*

For the Periods Ended September 30, 2013

Investment Class Shares (Inception date: 12/2/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Money Market Fund	0.03%	0.21%	1.72%	$11,864
90 Day U.S. T-Bill	0.06%	0.11%	1.58%	$11,731

Service Class Shares†

Average Annual Total Return*

For the Periods Ended September 30, 2013

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Since Inception	Ending Value of a $10,000 Investment (a)
Money Market Fund	0.00%	0.11%	1.59%	$11,341
90 Day U.S. T-Bill	0.06%	0.11%	1.57%	$11,329

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

†	With respect to the Service Class, the Distribution and/or Service (12b-1) Fee may be voluntarily reduced by GE Investment Distributors, Inc. (the Fund’s principal distributor) on a temporary basis to the extent necessary to maintain a minimum annualized net yield of 0.00%, but may return to its stated level at any time without prior notice. Further, to the extent necessary, GE Asset Management may also voluntarily reduce its management fee and/or subsidize certain expenses of the Fund to maintain a minimum annualized net yield of 0.00% for all share classes. This voluntary management fee reduction and/or expense subsidy may be modified or discontinued by GE Asset Management at any time without prior notice. There can be no assurance that either of these fee reductions will be sufficient to avoid any loss.

*	The seven day current yield, rather than the total return, more closely reflects the current earnings of the Money Market Fund at September 30, 2013.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Money Market Fund

Schedule of Investments	September 30, 2013

Money Market Fund

		Principal Amount	Amortized Cost

Short-Term Investments — 99.5%†

U.S. Treasuries — 27.9%

United States Treasury Bills
0.02%	01/02/14	$26,850,000	$26,848,960	(d)
0.03%	10/03/13	19,050,000	19,049,969	(d)
0.04%	01/09/14	28,200,000	28,196,545	(d)
United States Treasury Notes
0.25%	11/30/13	16,850,000	16,855,983
0.50%	11/15/13	34,500,000	34,518,625
0.75%	12/15/13	28,950,000	28,989,824
1.25%	02/15/14 - 03/15/14	26,600,000	26,730,361
1.75%	03/31/14	8,000,000	8,065,915
			189,256,182

U.S. Government Agency Obligations — 42.1%

Fannie Mae Discount Notes
0.03%	10/02/13	9,800,000	9,799,992	(d)
0.10%	02/12/14	8,000,000	7,997,022	(d)
Federal Home Loan Bank Discount Notes
0.01%	10/25/13 - 10/29/13	21,350,000	21,349,843	(d)
0.02%	11/27/13	23,900,000	23,899,192	(d)
0.03%	01/02/14	3,700,000	3,699,713	(d)
0.04%	12/11/13	10,900,000	10,899,140	(d)
0.05%	10/04/13 - 11/29/13	32,100,000	32,098,574	(d)
0.07%	10/09/13 - 10/11/13	19,010,000	19,009,671	(d)
0.08%	11/13/13	9,400,000	9,399,102	(d)
0.09%	02/21/14	10,650,000	10,646,404	(d)
Federal Home Loan Banks
0.10%	11/01/13	7,350,000	7,349,920
Federal Home Loan Mortgage Corp.
0.38%	10/15/13	8,250,000	8,250,934
Federal National Mortgage Assoc.
2.88%	12/11/13	13,400,000	13,471,907
Freddie Mac Discount Notes
0.02%	12/18/13	10,700,000	10,699,536	(d)
0.03%	11/12/13 - 12/23/13	52,500,000	52,497,041	(d)
0.05%	10/21/13	8,950,000	8,949,761	(d)
0.06%	10/15/13 - 01/27/14	22,600,000	22,597,053	(d)
0.08%	10/28/13	8,700,000	8,699,478	(d)
0.09%	02/03/14	4,300,000	4,298,656	(d)
			285,612,939

Commercial Paper — 1.5%

HSBC Bank Plc
0.15%	10/16/13	9,900,000	9,900,000	(i)

		Principal Amount	Amortized Cost

Repurchase Agreements — 15.7%
Barclays Capital Inc. U.S. Treasury Repo 0.05% dated 09/30/13, to be repurchased at $44,100,061 on 10/01/13 collateralized by $44,982,007 U.S.Treasury Bond, 1.75%, maturing on 05/15/22. 10/01/13		$44,100,000	$44,100,000
Deutsche Bank Securities, Inc. Gov Agency Repo 0.10% dated 09/30/13, to be repurchased at $8,800,024 on 10/01/13 collateralized by $8,976,588 U.S. Government Agency Bond, 0.00%, 0.75%, 0.88% and 5.25%, maturing on 02/21/14, 12/19/14, 03/07/18 and 12/11/20, respectively. 10/01/13		8,800,000	8,800,000
Goldman Sachs & Co. Gov Agency Repo 0.04% dated 09/30/13, to be repurchased at $27,700,031 on 10/01/13 collateralized by $28,255,097 U.S. Government Agency Bond, 0.17% and 5.38%, maturing on 09/03/14 and 05/18/16, respectively. 10/01/13		27,700,000	27,700,000
HSBC Securities (USA) Inc. Gov Agency Repo 0.06% dated 09/30/13, to be repurchased at $25,630,042 on 10/01/13 collateralized by $26,142,660 U.S. Government Agency Bond, 0.18% and 2.38%, maturing on 03/18/14 and 03/14/14, respectively. 10/01/13		25,630,000	25,630,000
			106,230,000

Corporates — 1.9%

International Bank for Reconstruction & Development
0.50%	11/26/13	13,250,000	13,257,127

Certificates of Deposit — 8.5%

J.P. Morgan Chase & Co.
0.24%	10/07/13	11,550,000	11,550,000
National Australia Bank Ltd./ New York
0.18%	10/30/13	17,100,000	17,100,000	(i)
Royal Bank of Canada/ New York NY
0.30%	04/17/14	13,450,000	13,450,000	(i)
Standard Chartered Bank/ New York
0.25%	11/12/13	15,250,000	15,250,000	(i)
			57,350,000

See Notes to Schedules of Investments and Notes to Financial Statements.

Money Market Fund

Schedule of Investments	September 30, 2013

		Principal Amount	Amortized Cost

Time Deposit — 1.9%

State Street Corp.
0.01%	10/01/13	$12,722,931	$12,722,931	(e)

Total Short-Term Investments
(Cost $674,329,179)			674,329,179

Other Assets and Liabilities, net — 0.5%			3,722,827

NET ASSETS — 100.0%			$678,052,006

See Notes to Schedules of Investments and Notes to Financial Statements.

Notes to Schedules of Investments	September 30, 2013

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Funds’ future investments and should not be construed as a recommendation to purchase or sell a particular security. See each Fund’s summary prospectus and the Funds’ statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, these securities amounted to $36,769,804 and $45,519,663 or 4.44% and 13.31% of the net assets of the GE Institutional Strategic Investment Fund and GE Institutional Income Fund, respectively. These securities have been determined to be liquid using procedures established by the Fund’s Board of Trustees.

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)	Coupon amount represents effective yield.

(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(f)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(g)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	At September 30, 2013, all or a portion of this security was pledged to cover collateral requirements for futures and/or TBA’s.

(i)	Variable or floating rate security. The stated rate represents the rate at September 30, 2013.

(j)	Step coupon bond. Security becomes interest bearing at a future date.
(k)	GE Asset Management (“GEAM”), the investment adviser of the Fund, also serves as investment adviser of the GE Institutional Money Market Fund.

(l)	General Electric Co. is the parent company of GEAM, the Fund’s investment adviser.

(m)	Security is in default.

(n)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s custodian and accounting agent.

(o)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par

(p)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the Board of Trustees.

*	Less than 0.05%

**	Amount is less than $ 0.50.

†	Percentages are based on net assets as of September 30, 2013.

††	Security traded on different exchanges.

Abbreviations:

ADR	American Depository Receipt

GDR	Global Depository Receipt

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

SPDR	Standard and Poor’s Depository Receipt

STRIPS	Separate Trading of Registered Interest and Principal of Security

TBA	To Be Announced

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	U.S. Equity Fund
	Investment Class										Service Class
	9/30/13		9/30/12		9/30/11		9/30/10		9/30/09		9/30/13		9/30/12		9/30/11		9/30/10		9/30/09
Inception date									11/25/97										1/3/01
Net asset value, beginning of period	$12.90		$10.07		$10.50		$10.18		$10.73		$13.12		$10.24		$10.67		$10.24		$10.71
Income/(loss) from investment operations:
Net investment income	0.22	*	0.16	*	0.13		0.13		0.14		0.18	*	0.14	*	0.10	*	0.11	*	0.13	*
Net realized and unrealized gains/(losses) on investments	2.67	*	2.80	*	(0.42)		0.32		(0.54)		2.83	*	2.84	*	(0.41)	*	0.32	*	(0.48)	*
Total income/(loss) from investment operations	2.89		2.96		(0.29)		0.45		(0.40)		3.01		2.98		(0.31)		0.43		(0.35)
Less distributions from:
Net investment income	0.20		0.13		0.14		0.13		0.15		0.17		0.10		0.12		—		0.12
Total distributions	0.20		0.13		0.14		0.13		0.15		0.17		0.10		0.12		—		0.12
Net asset value, end of period	$15.59		$12.90		$10.07		$10.50		$10.18		$15.96		$13.12		$10.24		$10.67		$10.24
TOTAL RETURN (a)	22.76%		29.68%		(2.92)%		4.40%		(3.26)%		23.23%		29.33%		(3.08)%		4.20%		(2.89)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$767,603		$658,065		$522,532		$421,381		$432,050		$84		$3,133		$2,402		$2,682		$170
Ratios to average net assets:
Net investment income	1.60%		1.39%		1.13%		1.24%		1.61%		1.33%		1.14%		0.87%		1.11%		1.80%
Net Expenses	0.36%	(b)	0.36%	(b)	0.36%	(b)	0.36%	(b)	0.37%	(b)	0.61%	(b)	0.61%	(b)	0.61%	(b)	0.61%	(b)	0.62%	(b)
Gross Expenses	0.36%		0.37%		0.37%		0.37%		0.38%		0.61%		0.62%		0.62%		0.62%		0.63%
Portfolio turnover rate	37%		71%		44%		41%		51%		37%		71%		44%		41%		51%

See Notes to Financial Highlights and Notes to Financial Statements.

S&P 500 Index Fund
Investment Class										Service Class
9/30/13		9/30/12		9/30/11		9/30/10		9/30/09		9/30/13		9/30/12		9/30/11		9/30/10		9/30/09
								11/25/97										9/30/05
$13.71		$10.91		$10.98		$10.18		$11.23		$13.97		$10.86		$10.93		$10.14		$11.19

0.30	*	0.26	*	0.23	*	0.21	*	0.23		0.27	*	0.22	*	0.20	*	0.17	*	0.22
2.27	*	2.95	*	(0.09)	*	0.80	*	(1.03)		2.31	*	2.98	*	(0.09)	*	0.80	*	(1.04)
2.57		3.21		0.14		1.01		(0.80)		2.58		3.20		0.11		0.97		(0.82)

0.27		0.41		0.21		0.21		0.25		0.24		0.09		0.18		0.18		0.23
0.27		0.41		0.21		0.21		0.25		0.24		0.09		0.18		0.18		0.23
$16.01		$13.71		$10.91		$10.98		$10.18		$16.31		$13.97		$10.86		$10.93		$10.14
19.11%		30.07%		1.07%		9.96%		(6.51)%		18.81%		29.65%		0.88%		9.60%		(6.84)%

$42,753		$31,997		$25,664		$36,361		$35,332		$5,922		$4,496		$1,742		$30,146		$939

2.05%		2.03%		1.86%		1.97%		2.75%		1.80%		1.76%		1.60%		1.67%		2.44%
0.15%	(b)	0.15%	(b)	0.15%	(b)	0.15%	(b)	0.16%	(b)	0.40%	(b)	0.40%	(b)	0.36%	(b)	0.40%	(b)	0.41%	(b)
0.15%		0.16%		0.16%		0.15%		0.16%		0.40%		0.41%		0.40%		0.40%		0.41%
2%		11%		4%		13%		17%		2%		11%		4%		13%		17%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	U.S. Large-Cap Core Equity Fund
	Investment Class										Service Class
	9/30/13		9/30/12		9/30/11		9/30/10		9/30/09		9/30/13		9/30/12		9/30/11		9/30/10		9/30/09
Inception date									2/2/00										9/30/05
Net asset value, beginning of period	$10.94		$8.76		$9.11		$8.68		$9.60		$10.87		$8.71		$9.06		$8.65		$9.58
Income/(loss) from investment operations:
Net investment income	0.21		0.18		0.16	*	0.17		0.16		0.17		0.17		0.14	*	0.15	*	0.14
Net realized and unrealized gains/ (losses) on investments	1.94		2.25		(0.35)	*	0.40		(0.75)		1.94		2.22		(0.35)	*	0.40	*	(0.75)
Total income/(loss) from investment operations	2.15		2.43		(0.19)		0.57		(0.59)		2.11		2.39		(0.21)		0.55		(0.61)
Less distributions from:
Net investment income	0.25		0.14		0.16		0.14		0.17		0.22		0.12		0.14		0.14		0.16
Net realized gains	1.20		0.11		—		—		0.16		1.20		0.11		—		—		0.16
Total distributions	1.45		0.25		0.16		0.14		0.33		1.42		0.23		0.14		0.14		0.32
Net asset value, end of period	$11.64		$10.94		$8.76		$9.11		$8.68		$11.56		$10.87		$8.71		$9.06		$8.65
TOTAL RETURN (a)	22.84%		28.27%		(2.32)%		6.64%		(5.27)%		22.56%		27.88%		(2.54)%		6.35%		(5.50)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$90,668		$185,990		$159,556		$121,524		$121,866		$3,583		$3,191		$2,769		$2,549		$713
Ratios to average net assets:
Net investment income	1.78%		1.80%		1.63%		1.91%		2.20%		1.44%		1.55%		1.37%		1.72%		1.76%
Net Expenses	0.43%	(b)	0.39%	(b)	0.39%	(b)	0.41%	(b)	0.43%	(b)	0.68%	(b)	0.64%	(b)	0.64%	(b)	0.66%	(b)	0.67%	(b)
Gross Expenses	0.43%		0.39%		0.40%		0.41%		0.43%		0.68%		0.64%		0.65%		0.66%		0.68%
Portfolio turnover rate	44%		83%		44%		56%		62%		44%		83%		44%		56%		62%

See Notes to Financial Highlights and Notes to Financial Statements.

Premier Growth Equity Fund
Investment Class										Service Class
9/30/13		9/30/12		9/30/11		9/30/10		9/30/09		9/30/13		9/30/12		9/30/11		9/30/10		9/30/09
								10/29/99										1/3/01
$10.83		$8.05		$8.03		$7.60		$9.59		$10.74		$7.98		$7.95		$7.53		$9.53

0.14	*	0.10	*	0.06		0.04	*	0.06		0.11	*	0.07	*	0.04	*	0.02	*	(0.10)

2.09	*	2.77	*	(0.01)		0.44	*	(0.85)		2.07	*	2.76	*	(0.01)	*	0.45	*	(0.71)

2.23		2.87		0.05		0.48		(0.79)		2.18		2.83		0.03		0.47		(0.81)

0.14		0.09		0.03		0.05		0.09		0.12		0.07		—		0.05		0.08
—		—		—		—		1.11		—		—		—		—		1.11
0.14		0.09		0.03		0.05		1.20		0.12		0.07		—		0.05		1.19
$12.92		$10.83		$8.05		$8.03		$7.60		$12.80		$10.74		$7.98		$7.95		$7.53
20.85%		35.95%		0.64%		6.39%		(3.22)%		20.49%		35.65%		0.38%		6.20%		(3.52)%

$369,286		$257,923		$221,273		$246,218		$249,573		$3,216		$2,148		$1,692		$3,157		$3,098

1.20%		0.98%		0.66%		0.55%		0.91%		0.93%		0.73%		0.41%		0.30%		0.66%
0.38%	(b)	0.38%	(b)	0.38%	(b)	0.38%	(b)	0.39%	(b)	0.63%	(b)	0.63%	(b)	0.63%	(b)	0.63%	(b)	0.64%	(b)
0.38%		0.38%		0.38%		0.38%		0.40%		0.63%		0.63%		0.63%		0.63%		0.65%
25%		15%		26%		21%		24%		25%		15%		26%		21%		24%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Small-Cap Equity Fund
	Investment Class										Service Class
	9/30/13		9/30/12		9/30/11		9/30/10		9/30/09		9/30/13		9/30/12		9/30/11		9/30/10		9/30/09
Inception date									8/3/98										9/30/05
Net asset value, beginning of period	$16.80		$13.05		$12.61		$11.11		$12.35		$16.87		$13.11		$12.69		$11.17		$12.31
Income/(loss) from investment operations:
Net investment income	0.07	*	0.04		0.05		0.03		0.05		0.02	*	0.00	(c)	0.01	*	—		0.12
Net realized and unrealized gains/(losses) on investments	4.69	*	3.86		0.40		1.51		(1.20)		4.72	*	3.87		0.41	*	1.52	*	(1.25)
Total income/(loss) from investment operations	4.76		3.90		0.45		1.54		(1.15)		4.74		3.87		0.42		1.52		(1.13)
Less distributions from:
Net investment income	0.07		0.06		0.01		0.04		0.09		0.04		0.02		—		0.00	(c)	0.01
Net realized gains	1.30		0.09		—		—		—		1.30		0.09		—		—		—
Total distributions	1.37		0.15		0.01		0.04		0.09		1.34		0.11		0.00	(c)	0.00	(c)	0.01
Net asset value, end of period	$20.19		$16.80		$13.05		$12.61		$11.11		$20.27		$16.87		$13.11		$12.69		$11.17
TOTAL RETURN (a)	30.57%		30.03%		3.53%		13.91%		(9.07)%		30.26%		29.63%		3.31%		13.61%		(9.20)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,249,146		$966,702		$759,833		$722,935		$609,835		$87		$44		$32		$28		$28
Ratios to average net assets:
Net investment income	0.37%		0.27%		0.31%		0.24%		0.51%		0.09%		0.04%		0.07%		(0.01)%		0.34%
Net Expenses	0.88%	(b)	0.89%	(b)	0.89%	(b)	0.89%	(b)	0.91%	(b)	1.13%	(b)	1.14%	(b)	1.13%	(b)	1.14%	(b)	1.16%	(b)
Gross Expenses	0.89%		0.90%		0.89%		0.91%		0.93%		1.14%		1.15%		1.14%		1.16%		1.18%
Portfolio turnover rate	37%		36%		46%		46%		49%		37%		36%		46%		46%		49%

See Notes to Financial Highlights and Notes to Financial Statements.

International Equity Fund
Investment Class										Service Class
9/30/13		9/30/12		9/30/11		9/30/10		9/30/09		9/30/13		9/30/12		9/30/11		9/30/10		9/30/09
								11/25/97										1/3/01
$10.68		$9.25		$10.90		$10.90		$13.51		$10.59		$9.17		$10.80		$10.83		$13.44

0.18	*	0.20	*	0.23		0.20	*	0.20		0.15	*	0.14	*	0.19		0.17	*	0.00
2.09	*	1.47	*	(1.70)		0.01	*	(1.32)		2.07	*	1.49	*	(1.68)		0.00	*	(1.13)
2.27		1.67		(1.47)		0.21		(1.12)		2.22		1.63		(1.49)		0.17		(1.13)

0.24		0.24		0.18		0.21		0.38		0.20		0.21		0.14		0.20		0.37
—		—		—		—		1.11		—		—		—		—		1.11
0.24		0.24		0.18		0.21		1.49		0.20		0.21		0.14		0.20		1.48
$12.71		$10.68		$9.25		$10.90		$10.90		$12.61		$10.59		$9.17		$10.80		$10.83
21.57%		18.43%		(13.83)%		1.93%		(5.34)%		21.19%		18.11%		(14.01)%		1.57%		(5.52)%

$1,836,243		$1,984,087		$1,876,948		$2,289,643		$2,038,051		$101,204		$119,576		$344,024		$486,064		$546,589

1.57%		2.03%		1.95%		1.85%		2.44%		1.31%		1.39%		1.68%		1.64%		2.29%
0.56%	(b)	0.56%	(b)	0.55%	(b)	0.56%	(b)	0.55%	(b)	0.81%	(b)	0.81%	(b)	0.80%	(b)	0.81%	(b)	0.80%	(b)
0.56%		0.56%		0.56%		0.56%		0.56%		0.81%		0.81%		0.81%		0.81%		0.80%
47%		50%		41%		49%		41%		47%		50%		41%		49%		41%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Strategic Investment Fund
	Investment Class										Service Class
	9/30/13		9/30/12		9/30/11		9/30/10		9/30/09		9/30/13		9/30/12		9/30/11		9/30/10		9/30/09
Inception date									10/29/99										9/30/05
Net asset value, beginning of period	$11.88		$10.23		$10.71		$10.18		$10.62		$11.80		$10.17		$10.58		$10.12		$10.57
Income/(loss) from investment operations:
Net investment income	0.22	*	0.22	*	0.22		0.18		0.17		0.18	*	0.18	*	0.19	*	0.11	*	0.16
Net realized and unrealized gains/(losses) on investments	1.22	*	1.66	*	(0.51)		0.52		(0.32)		1.21	*	1.66	*	(0.50)	*	0.50	*	(0.33)
Total income/(loss) from investment operations	1.44		1.88		(0.29)		0.70		(0.15)		1.39		1.84		(0.31)		0.61		(0.17)
Less distributions from:
Net investment income	0.23		0.23		0.19		0.17		0.25		0.20		0.21		0.10		0.15		0.24
Net realized gains	—		—		—		—		0.04		—		—		—		—		0.04
Total distributions	0.23		0.23		0.19		0.17		0.29		0.20		0.21		0.10		0.15		0.28
Net asset value, end of period	$13.09		$11.88		$10.23		$10.71		$10.18		$12.99		$11.80		$10.17		$10.58		$10.12
TOTAL RETURN (a)	12.34%		18.67%		(2.85)%		6.89%		(0.80)%		11.98%		18.39%		(3.04)%		6.09%		(1.04)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$827,998		$742,918		$629,230		$659,553		$570,071		$57		$61		$34		$37		$637
Ratios to average net assets:
Net investment income	1.74%		1.93%		1.95%		1.83%		2.04%		1.48%		1.69%		1.70%		1.17%		1.81%
Net Expenses	0.34%	(b)	0.34%	(b)	0.34%	(b)	0.32%	(b)	0.31%	(b)	0.59%	(b)	0.59%	(b)	0.59%	(b)	0.57%	(b)	0.56%	(b)
Gross Expenses	0.36%		0.36%		0.36%		0.36%		0.36%		0.61%		0.61%		0.61%		0.61%		0.61%
Portfolio turnover rate	153%		188%		187%		152%		177%		153%		188%		187%		152%		177%

See Notes to Financial Highlights and Notes to Financial Statements.

Income Fund
Investment Class										Service Class
9/30/13		9/30/12		9/30/11		9/30/10		9/30/09		9/30/13		9/30/12		9/30/11		9/30/10		9/30/09
								11/21/97										9/30/05
$10.01		$9.73		$9.51		$9.06		$8.94		$10.23		$9.94		$9.70		$9.25		$9.12

0.21		0.25		0.34		0.35		0.37		0.19		0.24		0.32		0.32	*	0.36

(0.32)		0.44		0.22		0.47		0.13		(0.33)		0.44		0.24		0.49	*	0.14

(0.11)		0.69		0.56		0.82		0.50		(0.14)		0.68		0.56		0.81		0.50

0.21		0.26		0.34		0.37		0.37		0.19		0.24		0.32		0.36		0.36
0.35		0.15		—		—		0.01		0.35		0.15		—		—		0.01
0.56		0.41		0.34		0.37		0.38		0.54		0.39		0.32		0.36		0.37
$9.34		$10.01		$9.73		$9.51		$9.06		$9.55		$10.23		$9.94		$9.70		$9.25
(1.13)%		7.28%		6.01%		9.24%		5.88%		(1.40)%		7.02%		5.91%		8.87%		5.59%

$341,603		$372,643		$375,669		$397,055		$360,894		$316		$320		$306		$268		$276

2.21%		2.58%		3.59%		3.72%		4.29%		2.00%		2.33%		3.33%		3.47%		4.09%
0.21%	(b)	0.21%	(b)	0.20%	(b)	0.18%	(b)	0.20%	(b)	0.46%	(b)	0.46%	(b)	0.45%	(b)	0.44%	(b)	0.45%	(b)
0.23%		0.23%		0.23%		0.23%		0.23%		0.48%		0.48%		0.48%		0.48%		0.48%
348%		403%		393%		383%		357%		348%		403%		393%		383%		357%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Money Market Fund
	Investment Class									Service Class
	9/30/13		9/30/12		9/30/11		9/30/10		9/30/09	9/30/13		9/30/12		9/30/11		9/30/10		9/30/09
Inception date									12/2/97									9/30/05
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00		$1.00		$1.00		$1.00		$1.00
Income/(loss) from investment operations:
Net investment income	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.01	—		0.00	(c)	0.00	(c)	0.00	(c)	0.01
Total income from investment operations	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.01	—		0.00	(c)	0.00	(c)	0.00	(c)	0.01
Less distributions from:
Net investment income	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.01	—		—		—		—		0.01
Total distributions	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.01	—		—		—		—		0.01
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00		$1.00		$1.00		$1.00		$1.00
TOTAL RETURN (a)	0.03%		0.07%		0.08%		0.04%		0.80%	0.00%		0.00%		0.00%		0.00%		0.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$678,041		$841,001		$751,565		$20,656		$31,040	$11		$11		$11		$11		$11
Ratios to average net assets:
Net investment income	0.03%		0.07%		0.11%		0.05%		0.80%	0.00%		0.00%		0.00%		0.00%		0.55%
Net Expenses	0.11%	(d)	0.11%	(d)	0.11%	(d)	0.23%	(d)	0.24%	0.14%	(d)	0.18%	(d)	0.24%	(d)	0.27%	(d)	0.48%
Gross Expenses	0.12%		0.11%		0.11%		0.25%		0.24%	0.37%		0.36%		0.36%		0.49%		0.48%

See Notes to Financial Highlights and Notes to Financial Statements.

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.

(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund.

(c)	Rounds to less than $0.01.

(d)	GE Asset Management has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to extent necessary to maintain a minimum annualized yield of 0.00%. This voluntary management fee reduction and/or expense subsidy may be modified or discontinued by GE Asset Management at any time without prior notice.

*	Per share values have been calculated using the average share method.

See Notes to Financial Highlights and Notes to Financial Statements.

Statements of Assets and Liabilities September 30, 2013	U.S. Equity Fund	S&P 500 Index Fund	U.S. Large-Cap Core Equity Fund

ASSETS
Investments in securities, at Fair Value (cost $587,232,968; $33,242,720; $73,675,704; $254,124,290; $869,433,752; $1,496,642,388; $655,494,186; $337,835,306 and $0, respectively)	$742,572,367	$45,172,587	$90,618,107
Investments in affiliated securities, at Fair Value (cost $0; $577,142; $0; $0; $0; $0; $0; $0 and $0, respectively	—	747,112	—
Short-term investments at Amortized Cost	—	—	—
Short-term affiliated investments, at Amortized Cost	24,155,106	2,592,810	3,528,468
Repurchase agreements	—	—	—
Cash	254,157	135	—
Restricted cash	—	119,000	—
Foreign currency (cost $0; $0; $0; $0; $0; $465,114; $43,037; $0 and $0, respectively)	—	—	—
Receivable for investments sold	4,954,637	—	895,605
Income receivables	747,905	54,530	133,356
Receivable for fund shares sold	289,630	29,146	24,578
Variation margin receivable	—	—	—
Other Assets	11,208	572	85
Total assets	772,985,010	48,715,892	95,200,199
LIABILITIES
Payable for investments purchased	4,919,870	14,396	809,530
Payable for fund shares redeemed	80,977	7	83,180
Payable to GEAM	225,001	5,723	33,110
Variation margin payable	72,809	20,570	23,481
Accrued other expenses	—	—	—
Total liabilities	5,298,657	40,696	949,301
NET ASSETS	$767,686,353	$48,675,196	$94,250,898
NET ASSETS CONSIST OF:
Capital paid in	587,531,294	62,964,443	59,506,085
Undistributed (distributions in excess of) net investment income	7,380,324	595,114	864,701
Accumulated net realized gain (loss)	17,536,640	(26,955,468)	16,969,331
Net unrealized appreciation (depreciation) on:
Investments	155,339,399	12,099,837	16,942,403
Futures	(101,304)	(28,730)	(31,622)
Foreign currency related transaction	—	—	—
NET ASSETS	$767,686,353	$48,675,196	$94,250,898
Investment Class:
Net Assets	$767,602,747	$42,752,988	$90,667,843
Shares outstanding ($0.001 par value, unlimited shares authorized)	49,230,799	2,670,635	7,791,243
Net asset value, offering and redemption price per share	$15.59	$16.01	$11.64
Service Class:
Net Assets	$83,606	$5,922,208	$3,583,055
Shares outstanding ($0.001 par value, unlimited shares authorized)	5,240	363,049	310,021
Net asset value, offering and redemption price per share	$15.96	$16.31	$11.56

See Notes to Financial Statements.

Premier Growth Equity Fund	Small-Cap Equity Fund	International Equity Fund	Strategic Investment Fund	Income Fund	Money Market Fund

$356,703,049	$1,169,037,017	$1,853,158,476	$746,788,178	$334,204,436	$—
—	—	—	—	—	—
—	—	—	—	—	568,099,179
16,238,707	78,396,913	78,322,157	111,780,304	27,419,843	—
—	—	—	—	—	106,230,000
284,738	6,263	—	129,043	14,985	—
—	1,100,000	3,194,000	363,000	—	—
—	—	467,111	43,205	—	—
982,323	3,173,896	4,093,802	4,787,250	3,542,475	—
225,219	1,027,107	6,572,292	2,717,500	2,358,826	348,865
68,845	24,347	142,532	38,409	21,141	12,131,637
—	429	992	22,113	39,903	—
3,165	15,844	9,509	12,374	4,301	15,947
374,506,046	1,252,781,816	1,945,960,871	866,681,376	367,605,910	686,825,628

1,387,677	1,744,250	6,249,958	38,070,729	25,180,776	—
466,290	927,378	508,443	139,638	445,370	8,732,277
110,866	877,817	866,428	229,543	60,754	41,208
39,325	—	889,561	186,305	—	—
—	—	—	—	—	137
2,004,158	3,549,445	8,514,390	38,626,215	25,686,900	8,773,622
$372,501,888	$1,249,232,371	$1,937,446,481	$828,055,161	$341,919,010	$678,052,006

262,822,333	852,280,766	2,010,220,962	708,638,080	346,871,020	678,243,490
1,855,301	944,673	28,645,855	10,133,888	288,661	—
5,302,040	96,042,003	(457,710,359)	18,013,815	(1,203,801)	(191,484)

102,578,759	299,603,265	356,516,088	91,293,992	(3,630,870)	—
(56,545)	361,664	(389,241)	(38,120)	(406,000)	—
—	—	163,176	13,506	—	—
$372,501,888	$1,249,232,371	$1,937,446,481	$828,055,161	$341,919,010	$678,052,006

$369,286,159	$1,249,145,761	$1,836,242,627	$827,998,020	$341,603,496	$678,040,675
28,589,896	61,874,956	144,513,688	63,260,676	36,575,914	678,298,308
$12.92	$20.19	$12.71	$13.09	$9.34	$1.00

$3,215,729	$86,610	$101,203,854	$57,141	$315,514	$11,331
251,266	4,274	8,023,045	4,397	33,045	11,342
$12.80	$20.27	$12.61	$12.99	$9.55	$1.00

Statements of Operations For the year ended September 30, 2013	U.S. Equity Fund	S&P 500 Index Fund	U.S. Large-Cap Core Equity Fund

INVESTMENT INCOME

Income
Dividend	$13,976,232	$885,828	$2,351,368
Interest	23,564	8,171	8,784
Income from affiliated investments	6,680	23,461	909
Less: Foreign taxes withheld	(38,621)	(695)	(10,588)
Total income	13,967,855	916,765	2,350,473

Expenses
Advisory and administration fees	2,567,289	62,502	448,367
Distribution and service: Service Class	6,858	12,355	8,855
Trustees’ fees	24,324	1,245	7,932
Other expenses	47	27	948
Total expenses before waiver and reimbursement	2,598,518	76,129	466,102
Less: Expenses waived or borne by the adviser	(27,257)	(2,082)	(2,509)
Less: Expenses reimbursed by the adviser	—	—	—
Net expenses	2,571,261	74,047	463,593
Net investment income	$11,396,594	$842,718	$1,886,880

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on:
Investments	51,565,245	162,777	19,515,241
Affiliated investments	—	5,484	—
Futures	1,014,528	312,680	315,953
Foreign currency transactions	—	(79)	—
Increase (decrease) in unrealized appreciation/ (depreciation) on:
Investments	83,093,550	5,936,034	(5,540,546)
Futures	(37,387)	(9,388)	(7,492)
Foreign currency translations	—	—	—
Net realized and unrealized gain (loss) on investments	135,635,936	6,407,508	14,283,156
Net increase (decrease) in net assets resulting from operations	$147,032,530	$7,250,226	$16,170,036

See Notes to Financial Statements.

Premier Growth Equity Fund	Small-Cap Equity Fund	International Equity Fund	Strategic Investment Fund	Income Fund	Money Market Fund

$4,454,131	$13,243,292	$45,906,684	$11,133,519	$3,745	$—
9,105	234,950	18,664	5,467,148	8,628,311	1,104,893
3,369	19,474	17,635	41,641	25,307	—
—	(13,289)	(3,897,097)	(349,770)	—	—
4,466,605	13,484,427	42,045,886	16,292,538	8,657,363	1,104,893

1,066,108	9,569,999	10,953,438	2,776,972	804,265	860,748
7,197	161	283,839	155	756	29
10,231	36,358	100,269	28,163	16,053	30,809
—	98	—	20	—	672
1,083,536	9,606,616	11,337,546	2,805,310	821,074	892,258
(14,275)	(71,192)	(72,158)	(135,359)	(67,859)	—
—	—	—	—	—	(55,350)
1,069,261	9,535,424	11,265,388	2,669,951	753,215	836,908
$3,397,344	$3,949,003	$30,780,498	$13,622,587	$7,904,148	$267,985

18,286,684	99,077,956	173,323,145	31,383,653	(3,387,998)	14,803
—	—	—	—	—	—
773,101	3,522,323	15,731,646	9,408,127	4,929,136	—
—	—	(273,154)	298,157	—	—

34,614,228	184,003,047	159,241,559	35,627,657	(12,827,511)	—
(75,649)	628,522	(353,362)	974,448	(710,455)	—
—	—	163,539	(275,517)	—	—
53,598,364	287,231,848	347,833,373	77,416,525	(11,996,828)	14,803
$56,995,708	$291,180,851	$378,613,871	$91,039,112	$(4,092,680)	$282,788

Statements of Changes in Net Assets	U.S. Equity Fund		S&P 500 Index Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$11,396,594	$8,687,344	$842,718	$650,194
Net realized gain (loss) on investments, futures and foreign currency transactions	52,579,773	39,383,981	480,862	669,005
Net increase in unrealized appreciation/(depreciation) on investments, futures and foreign currency translations	83,056,163	107,263,171	5,926,646	6,943,502
Net increase (decrease) from operations	147,032,530	155,334,496	7,250,226	8,262,701
Distributions to shareholders from:
Net investment income
Investment Class	(10,296,661)	(7,016,481)	(633,163)	(920,833)
Service Class	(40,211)	(24,676)	(81,168)	(15,329)
Net realized gains
Investment Class	—	—	—	—
Service Class	—	—	—	—
Total distributions	(10,336,872)	(7,041,157)	(714,331)	(936,162)
Increase (decrease) in assets from operations and distributions	136,695,658	148,293,339	6,535,895	7,326,539
Share transactions:
Proceeds from sale of shares
Investment Class	47,982,536	64,917,740	6,309,851	3,544,675
Service Class	244,119	309,261	1,918,639	2,349,253
Value of distributions reinvested
Investment Class	10,296,638	6,755,779	550,114	794,955
Service Class	40,206	24,673	80,694	15,147
Cost of shares redeemed
Investment Class	(84,809,474)	(83,754,916)	(1,872,382)	(4,595,999)
Service Class	(3,961,886)	(281,379)	(1,340,276)	(347,436)
Net increase (decrease) from share transactions	(30,207,861)	(12,028,842)	5,646,640	1,760,595
Total increase (decrease) in net assets	106,487,797	136,264,497	12,182,535	9,087,134

NET ASSETS
Beginning of year	661,198,556	524,934,059	36,492,661	27,405,527
End of year	$767,686,353	$661,198,556	$48,675,196	$36,492,661
Undistributed (distributions in excess of) net investment income, end of period	$7,380,324	$6,298,638	$595,114	$473,575
CHANGES IN FUND SHARES
Investment Class
Shares sold	3,472,402	5,513,279	420,670	281,376
Issued for distributions reinvested	806,947	618,095	40,870	68,236
Shares redeemed	(6,056,163)	(6,992,929)	(125,492)	(366,724)
Net increase (decrease) in fund shares	(1,776,814)	(861,555)	336,048	(17,112)
Service Class
Shares sold	17,381	25,147	125,490	186,948
Issued for distributions reinvested	3,093	2,214	5,869	1,274
Shares redeemed	(254,128)	(23,077)	(90,174)	(26,783)
Net increase (decrease) in fund shares	(233,654)	4,284	41,185	161,439

See Notes to Financial Statements.

U.S. Large-Cap Core Equity Fund		Premier Growth Equity Fund		Small-Cap Equity Fund
Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

$1,886,880	$3,669,120	$3,397,344	$2,437,980	$3,949,003	$2,525,061

19,831,194	16,735,922	19,059,785	11,020,369	102,600,279	78,445,903

(5,548,038)	29,182,274	34,538,579	60,799,593	184,631,569	146,461,669
16,170,036	49,587,316	56,995,708	74,257,942	291,180,851	227,432,633

(3,609,374)	(3,087,906)	(3,226,746)	(2,485,768)	(4,220,615)	(3,642,194)
(65,779)	(37,765)	(26,113)	(14,200)	(148)	(50)

(17,344,084)	(2,490,331)	—	—	(73,908,394)	(5,132,619)
(355,202)	(36,712)	—	—	(4,369)	(187)
(21,374,439)	(5,652,714)	(3,252,859)	(2,499,968)	(78,133,526)	(8,775,050)

(5,204,403)	43,934,602	53,742,849	71,757,974	213,047,325	218,657,583

10,388,686	42,234,405	116,526,199	33,204,289	83,402,018	87,365,469
529,958	369,985	1,543,852	769,818	61,678	15,000

9,994,688	5,309,413	3,213,585	2,439,288	78,129,009	8,746,956
420,966	74,475	26,101	14,193	4,517	237

(110,193,434)	(64,350,757)	(61,583,047)	(70,217,753)	(92,121,302)	(107,891,941)
(865,935)	(716,355)	(1,038,133)	(862,140)	(36,749)	(12,849)

(89,725,071)	(17,078,834)	58,688,557	(34,652,305)	69,439,171	(11,777,128)
(94,929,474)	26,855,768	112,431,406	37,105,669	282,486,496	206,880,455

189,180,372	162,324,604	260,070,482	222,964,813	966,745,875	759,865,420
$94,250,898	$189,180,372	$372,501,888	$260,070,482	$1,249,232,371	$966,745,875

$864,701	$2,647,184	$1,855,301	$1,674,272	$944,673	$1,309,698

964,587	4,441,220	9,935,204	3,400,005	4,654,957	5,496,008
1,067,808	560,656	302,313	278,776	4,910,686	582,742
(11,244,242)	(6,211,083)	(5,454,120)	(7,349,471)	(5,240,543)	(6,732,817)
(9,211,847)	(1,209,207)	4,783,397	(3,670,690)	4,325,100	(654,067)

49,617	36,497	138,442	75,434	3,406	941
45,216	7,898	2,474	1,633	282	16
(78,343)	(68,811)	(89,628)	(89,046)	(2,020)	(790)
16,490	(24,416)	51,288	(11,979)	1,668	167

Statements of Changes in Net Assets	International Equity Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$30,780,498	$44,037,167
Net realized gain (loss) on investments, futures and foreign currency transactions	188,781,637	(63,698,809)
Net increase in unrealized appreciation/(depreciation) on investments, futures and foreign currency translations	159,051,736	402,378,819
Net increase (decrease) from operations	378,613,871	382,717,177
Distributions to shareholders from:
Net investment income
Investment Class	(38,226,277)	(48,589,211)
Service Class	(1,995,770)	(7,692,499)
Net realized gains
Investment Class	—	—
Service Class	—	—
Total distributions	(40,222,047)	(56,281,710)
Increase (decrease) in assets from operations and distributions	338,391,824	326,435,467
Share transactions:
Proceeds from sale of shares
Investment Class	148,396,185	264,074,904
Service Class	327,057	4,198,492
Value of distributions reinvested
Investment Class	38,147,063	48,079,525
Service Class	1,994,098	7,685,833
Cost of shares redeemed
Investment Class	(652,980,491)	(487,197,744)
Service Class	(40,493,002)	(280,584,442)
Net increase (decrease) from share transactions	(504,609,090)	(443,743,432)
Total increase (decrease) in net assets	(166,217,266)	(117,307,965)

NET ASSETS
Beginning of year	2,103,663,747	2,220,971,712
End of year	$1,937,446,481	$2,103,663,747
Undistributed (distributions in excess of) net investment income, end of period	$28,645,855	$38,279,808
CHANGES IN FUND SHARES
Investment Class
Shares sold	12,865,711	26,879,947
Issued for distributions reinvested	3,412,081	5,175,406
Shares redeemed	(57,585,228)	(49,198,954)
Net increase (decrease) in fund shares	(41,307,436)	(17,143,601)
Service Class
Shares sold	28,154	446,747
Issued for distributions reinvested	179,325	832,701
Shares redeemed	(3,479,754)	(27,507,624)
Net increase (decrease) in fund shares	(3,272,275)	(26,228,176)

See Notes to Financial Statements.

Strategic Investment Fund		Income Fund		Money Market Fund
Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

$13,622,587	$13,452,334	$7,904,148	$10,153,891	$267,985	$550,210
41,089,937	20,330,281	1,541,138	11,946,613	14,803	(191,116)
36,326,588	83,111,956	(13,537,966)	5,796,780	—	—
91,039,112	116,894,571	(4,092,680)	27,897,284	282,788	359,094

(14,422,388)	(14,156,484)	(7,816,362)	(10,225,243)	(267,985)	(550,210)
(1,045)	(1,192)	(5,968)	(7,323)	—	—

—	—	(13,054,435)	(6,057,203)	—	—
—	—	(10,149)	(4,742)	—	—
(14,423,433)	(14,157,676)	(20,886,914)	(16,294,511)	(267,985)	(550,210)
76,615,679	102,736,895	(24,979,594)	11,602,773	14,803	(191,116)

62,947,957	67,549,103	18,356,349	50,759,269	3,471,985,939	3,845,267,276
1,600	24,324	34,876	19,515	—	—

14,422,080	14,155,974	20,863,869	16,201,367	267,282	549,265
929	1,069	16,116	12,064	—	—

(68,899,777)	(70,745,407)	(45,300,988)	(81,580,040)	(3,635,228,322)	(3,756,189,859)
(12,270)	(6,359)	(35,146)	(26,437)	—	—
8,460,519	10,978,704	(6,064,924)	(14,614,262)	(162,975,101)	89,626,682
85,076,198	113,715,599	(31,044,518)	(3,011,489)	(162,960,298)	89,435,566

742,978,963	629,263,364	372,963,528	375,975,017	841,012,304	751,576,738
$828,055,161	$742,978,963	$341,919,010	$372,963,528	$678,052,006	$841,012,304

$10,133,888	$10,558,697	$288,661	$(859,136)	$—	$—

5,100,949	6,003,927	1,897,956	5,189,820	3,471,985,939	3,845,267,276
1,219,111	1,339,260	2,175,577	1,663,374	267,282	549,265
(5,573,604)	(6,320,005)	(4,713,473)	(8,232,759)	(3,635,228,322)	(3,756,189,859)
746,456	1,023,182	(639,940)	(1,379,565)	(162,975,101)	89,626,682

124	2,310	3,551	1,960	—	—
79	102	1,645	1,213	—	—
(957)	(586)	(3,474)	(2,656)	—	—
(754)	1,826	1,722	517	—	—

Notes to Financial Statements	September 30, 2013

1. Organization of the Funds

GE Institutional Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It currently comprises eleven investment funds (each a “Fund” and collectively the “Funds”) although only the following nine Funds are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, U.S. Large-Cap Core Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, International Equity Fund, Strategic Investment Fund, Income Fund and Money Market Fund. The Funds presently offer two classes of shares — the Investment Class and the Service Class. The Trust expects that most of the time, each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current summary prospectus for each Fund and in the Funds’ statutory prospectus).

2. Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Trust.

Securities valuations and transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Repurchase Agreements  Some of the Funds engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objectives or policies. The Funds’ custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% for domestic securities and 105% for international securities of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Foreign Currency  Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains

Notes to Financial Statements	September 30, 2013

and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Funds are subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Certain Funds used various types of derivatives (such as futures) to gain or hedge market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments.

Futures Contracts  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. During the year ended September 30, 2013, the U.S. Equity Fund, S&P 500 Index Fund, U.S. Large-Cap Core Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, and the International Equity Fund have invested in stock index future contracts to gain equity exposure for accumulating and residual cash positions. The Strategic Investment Fund invested in futures contracts on various stock indices, bonds, and notes to gain equity exposure and to manage duration of fixed income securities. The Income Fund invested in futures contracts on bonds and notes to manage duration of fixed income securities. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

When-Issued Securities and Forward Commitments   Certain Funds purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

Forward Foreign Currency Exchange Contracts  Certain Funds enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds’ currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds’ financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedules of Investments.

Notes to Financial Statements	September 30, 2013

Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (or liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds’ risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes in foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  The Funds pay a “unitary fee” to GEAM equivalent to the Funds’ advisory and administration fee. This fee includes any normal operating expenses payable by the Funds, except for fees paid to the Trust’s independent Trustees, distribution and shareholder servicing fees, brokerage fees and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

Federal Income Taxes  The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

3. Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 - Quoted prices for identical investments in active markets.

Notes to Financial Statements	September 30, 2013

Level 2 - Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 - Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities, which may not necessarily represent the last sales price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, which may include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service may also use other available information such as benchmark curves, benchmarking of similar securities, sector groupings and matrix pricing, as applicable. Thus, certain securities may not be priced using market quotations, but rather determined from market observable information.

These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

A Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Portfolio securities of the Money Market Fund and any short-term securities of sufficient credit quality held by any other Fund with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Notes to Financial Statements	September 30, 2013

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. In these circumstances, the Funds classify the investment securities in Level 2. This independent fair value pricing service uses a proprietary model to identify affected securities, taking into consideration various factors, and the fair value of such securities may be something other than the last available quotation or other market price.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m. Eastern time.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAV.

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables present the Funds’ investments measured at fair value on a recurring basis at September 30, 2013:

Fund	Investments	Level 1	Level 2	Level 3	Total
U.S. Equity Fund	Investments in Securities †
	Common Stock	$730,758,586	$—	$—	$730,758,586
	Exchange Traded Funds	11,813,781	—	—	11,813,781
	Short-Term Investments	24,155,106	—	—	24,155,106

	Total Investments in Securities	$766,727,473	$—	$—	$766,727,473

	Other Financial Instruments*
	Futures Contracts — Unrealized Depreciation	$(101,304)	$—	$—	$(101,304)

S&P 500 Index Fund	Investments in Securities †
	Common Stock	$45,919,699	$—	$—	$45,919,699
	Short-Term Investments	2,592,810	—	—	2,592,810

	Total Investments in Securities	$48,512,509	$—	$—	$48,512,509

	Other Financial Instruments*
	Futures Contracts — Unrealized Depreciation	$(28,730)	$—	$—	$(28,730)

Notes to Financial Statements	September 30, 2013

Fund	Investments	Level 1	Level 2	Level 3	Total
U.S. Large-Cap Core Equity Fund	Investments in Securities †
	Common Stock	$89,174,034	$—	$—	$89,174,034
	Exchange Traded Funds	1,444,073	—	—	1,444,073
	Short-Term Investments	3,528,468	—	—	3,528,468

	Total Investments in Securities	$94,146,575	$—	$—	$94,146,575

	Other Financial Instruments*
	Futures Contracts — Unrealized Depreciation	$(31,622)	$—	$—	$(31,622)

Premier Growth Equity Fund	Investments in Securities †
	Common Stock	$356,703,049	$—	$—	$356,703,049
	Short-Term Investments	16,238,707	—	—	16,238,707

	Total Investments in Securities	$372,941,756	$—	$—	$372,941,756

	Other Financial Instruments*
	Futures Contracts — Unrealized Depreciation	$(56,545)	$—	$—	$(56,545)

Small-Cap Equity Fund	Investments in Securities †
	Common Stock	$1,169,037,017	$—	$—	$1,169,037,017
	Short-Term Investments	78,396,913	—	—	78,396,913

	Total Investments in Securities	$1,247,433,930	$—	$—	$1,247,433,930

	Other Financial Instruments*
	Futures Contracts — Unrealized Appreciation	$361,664	$—	$—	$361,664

International Equity Fund	Investments in Securities †
	Common Stock	$1,816,162,652	$—	$—	$1,816,162,652
	Preferred Stocks	34,784,050	—	—	34,784,050
	Rights	2,211,774	—	—	2,211,774
	Short-Term Investments	78,322,157	—	—	78,322,157

	Total Investments in Securities	$1,931,480,633	$—	$—	$1,931,480,633

	Other Financial Instruments*
	Futures Contracts — Unrealized Appreciation	$53,496	$—	$—	$53,496
	Futures Contracts — Unrealized Depreciation	(442,737)	—	—	(442,737)

	Total Other Financial Instruments	$(389,241)	$—	$—	$(389,241)

Notes to Financial Statements	September 30, 2013

Fund	Investments	Level 1	Level 2	Level 3	Total
Strategic Investment Fund	Investments in Securities †
	Domestic Equity	$289,125,943	$—	$—	$289,125,943
	Foreign Equity	186,148,659	—	—	186,148,659
	U.S. Treasuries	—	35,391,202	—	35,391,202
	Agency Mortgage Backed	—	78,825,433	—	78,825,433
	Agency Collateralized Mortgage Obligations	—	1,732,080	—	1,732,080
	Asset Backed	—	1,232,235	—	1,232,235
	Corporate Notes	—	111,098,174	—	111,098,174
	Non-Agency Collateralized Mortgage Obligations	—	14,519,422	—	14,519,422
	Sovereign Bonds	—	7,258,867	—	7,258,867
	Municipal Bonds and Notes	—	1,193,576	—	1,193,576
	Exchange Traded Funds	20,262,587	—	—	20,262,587
	Short-Term Investments	111,780,304	—	—	111,780,304

	Total Investments in Securities	$607,317,493	$251,250,989	$—	$858,568,482

	Other Financial Instruments*
	Futures Contracts — Unrealized Appreciation	$497,954	$—	$—	$497,954
	Futures Contracts — Unrealized Depreciation	(536,074)	—	—	(536,074)

	Total Other Financial Instruments	$(38,120)	$—	$—	$(38,120)

Income Fund	Investments in Securities †
	U.S. Treasuries	$—	$56,074,256	$—	$56,074,256
	Agency Mortgage Backed	—	99,769,153	—	99,769,153
	Agency Collateralized Mortgage Obligations	—	2,709,674	—	2,709,674
	Asset Backed	—	1,157,913	—	1,157,913
	Corporate Notes	—	142,101,749	—	142,101,749
	Non-Agency Collateralized Mortgage Obligations	—	20,148,628	—	20,148,628
	Sovereign Bonds	—	9,806,994	—	9,806,994
	Municipal Bonds and Notes	—	2,020,922	—	2,020,922
	Domestic Equity	415,147	—	—	415,147
	Short-Term Investments	27,419,843	—	—	27,419,843

	Total Investments in Securities	$27,834,990	$333,789,289	$—	$361,624,279

	Other Financial Instruments*
	Futures Contracts — Unrealized Appreciation	$433,020	$—	$—	$433,020
	Futures Contracts — Unrealized Depreciation	(839,020)	—	—	(839,020)

	Total Other Financial Instruments	$(406,000)	$—	$—	$(406,000)

Money Market Fund	Investments in Securities †
	U.S. Treasuries	$—	$189,256,182	$—	$189,256,182
	U.S. Agency Obligations	—	285,612,939	—	285,612,939
	Commercial Paper	—	9,900,000	—	9,900,000
	Repurchase Agreements	—	106,230,000	—	106,230,000
	Corporates	—	13,257,127	—	13,257,127
	Certificates of Deposit	—	57,350,000	—	57,350,000
	Time Deposit	—	12,722,931	—	12,722,931

	Total Investments in Securities	$—	$674,329,179	$—	$674,329,179

†	See Schedule of Investments for Industry Classification.
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

Notes to Financial Statements	September 30, 2013

There were no transfers between fair value levels during the period. Transfers between fair value levels are considered to occur at the beginning of the period.

4. Derivatives Disclosure

Shown below are the derivative contracts entered into by each Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of September 30, 2013.

	Asset Derivatives September 30, 2013		Liability Derivatives September 30, 2013
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
U.S. Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilites, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(101,304)*
S&P 500 Index Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilites, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(28,730)*
U.S. Large-Cap Core Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilites, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(31,622)*
Premier Growth Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilites, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(56,545)*
Small-Cap Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	361,664*	Liabilites, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	–
International Equity Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	53,496*	Liabilites, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(442,737)*
Strategic Investment Fund
Equity Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	205,706*	Liabilites, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(114,851)*

Notes to Financial Statements	September 30, 2013

	Asset Derivative September 30, 2013		Liability Derivative September 30, 2013
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)	Location in the Statements of Assets and Liabilities	Fair Value ($)
Interest Rate Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	292,248*	Liabilites, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(421,223)*
Income Fund
Interest Rate Contracts	Assets, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	433,020*	Liabilites, Net Assets - Net Unrealized Appreciation/ (Depreciation) on Futures	(839,020)*
*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin on futures is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Funds’ Statements of Operations, summarized by primary risk exposure.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts/ Foreign Currency Forward Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
			Realized Gain/(Loss)	Unrealized Gain/(Loss)
U.S. Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	14,662,060/(110,693,498)	1,014,528	(37,387)
S&P 500 Index Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	10,282,868/(9,388,962)	312,680	(9,388)
U.S. Large-Cap Core Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	23,092,288/(21,738,175)	315,953	(7,492)
Premier Growth Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	69,068,646/(63,135,149)	773,101	(75,649)

Notes to Financial Statements	September 30, 2013

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts/ Foreign Currency Forward Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Small-Cap Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	149,130,523/(148,256,975)	3,522,323	628,522
International Equity Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	600,974,604/(567,703,567)	15,731,646	(353,362)
Strategic Investment Fund
Equity Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	306,469,479/(317,488,062)	6,236,779	1,188,292
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	446,318,088/(449,946,178)	3,171,348	(213,844)
Foreign Currency Forward Exchange Contracts	Realized gain/(loss) on foreign currency related transactions, Increase/ (decrease) in unrealized appreciation/(depreciation) on foreign currency related transactions	6,218,847/(30,280,874)	416,632	(289,615)
Income Fund
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	847,050,548/(875,107,800)	4,929,136	(710,455)

5. Line of Credit

The Trust (excluding the S&P 500 Index Fund) shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The current revolving credit facility requires the payment of a commitment fee equal to 0.10% per annum on the daily unused portion of the credit facility, payable quarterly by GEAM and included in the

“unitary fee” paid by the Funds. In addition, the Trust has a $100 million uncommitted, unsecured line of credit with State Street.

Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points (0.50%) and would be borne by the borrowing Fund. The maximum borrowing allowed by any one Fund is the lesser of (i) 33.33% of the Funds’ total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Trust during the year ended September 30, 2013.

Notes to Financial Statements	September 30, 2013

6. Fees and Compensation Paid to Affiliates

Advisory and Administration Fees paid to GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

Fund	Average Daily Net Assets of Fund	Advisory and Administration Fees
U.S. Equity Fund	First $25 million	0.55%
U.S. Large-Cap Core Equity Fund	Next $25 million	0.45%
Premier Growth Equity Fund	Over $50 million	0.35%
S&P 500 Index Fund	All assets	0.15%
Small-Cap Equity Fund	First $250 million	0.95%
	Next $250 million	0.90%
	Over $500 million	0.85%
International Equity Fund	First $25 million	0.75%
	Next $50 million	0.65%
	Over $75 million	0.55%
Strategic Investment Fund	First $25 million	0.45%
	Next $25 million	0.40%
	Over $50 million	0.35%
Income Fund	First $25 million	0.35%
	Next $25 million	0.30%
	Next $50 million	0.25%
	Over $100 million	0.20%
Money Market Fund †	First $25 million	0.25%
	Next $25 million	0.20%
	Next $50 million	0.15%
	Over $100 million	0.10%
†	The Distribution and/or Service (12b-1) Fee may be voluntarily reduced by GE Investment Distributors, Inc. (the Fund’s principal distributor) on a temporary basis to the extent necessary to maintain a minimum annualized net yield of 0.00% for the Service Class, but may return to its stated level at any time without prior notice. Further, to the extent necessary, GEAM may also voluntarily reduce its advisory and administration fees and/or subsidize certain expenses of the Fund to maintain a minimum annualized net yield of 0.00% for all share classes. This voluntary fee reduction and/or expense subsidy may be modified or discontinued by GE Asset Management at any time without prior notice. There can be no assurance that either of these fee reductions will be sufficient to avoid any loss.

GEAM has a contractual arrangement with each non-money market Fund to waive a portion of its management fee charged to a Fund in an amount equal to the management fee payable to GEAM by the GE Institutional Money Market Fund with respect to that Fund’s cash holdings invested in the GE Institutional Money Market Fund.

Distribution and Shareholder Servicing Fees  The Funds have adopted a Shareholder Servicing and Distribution

Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund. Each Fund pays GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Funds’ principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rate applicable is 0.25% for Service Class shares. Currently, Investment Class shares are not subject to a 12b-1 fee.

Notes to Financial Statements	September 30, 2013

Trustee Compensation  The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statements of Operations. These fees are allocated pro rata across Funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Funds’ Statement of Additional Information).

7. Sub-Advisory Fees

For certain Funds that have retained sub-advisers to manage all or a portion of the respective Fund’s assets, GEAM pays each sub-adviser an investment sub-advisory fee out of the management fee that it receives from the respective Fund. The investment sub-advisory fee is paid by GEAM monthly and is based upon the average daily net assets of the respective Fund’s assets that are allocated to and managed by the sub-adviser. Each such sub-adviser is responsible for the day-to-day management of those assets of the Fund that are allocated to the sub-adviser, including the responsibility for making decisions to buy, sell or hold a particular security with respect to those assets. For their services, GEAM pays an investment sub-advisory fee to each of Palisade Capital Management, L.L.C. (Palisade), Champlain Investment Partners, LLC (Champlain), GlobeFlex Capital, LP (GlobeFlex), SouthernSun Asset Management, LLC (SouthernSun) and Kennedy Capital Management, Inc. (Kennedy), sub-advisers to the Small-Cap Equity Fund, and SSgA Funds Management, Inc. (“SSgA FM”), sub-adviser to the S&P 500 Index Fund.

8. Investment Transactions

Purchases and Sales of Securities  The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended September 30, 2013, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
U.S. Equity Fund	$—	$—	$252,727,030	$287,425,368
S&P 500 Index Fund	—	—	5,805,763	689,073
U.S. Large-Cap Core Equity Fund	—	—	46,593,045	155,288,223
Premier Growth Equity Fund	—	—	119,843,094	68,350,636
Small-Cap Equity Fund	—	—	375,098,333	393,865,048
International Equity Fund	—	—	875,694,201	1,420,596,986
Strategic Investment Fund	729,282,625	749,021,174	360,805,806	311,240,977
Income Fund	963,666,577	1,022,873,792	217,898,917	144,843,407

Affiliated Investments  Transactions with affiliated investments for the year ended September 30, 2013 were as follows:

S&P 500 Index Fund

Security	Value, Beginning of period	Cost of purchases	Proceeds from sales	Dividend/Interest income	Realized gain (loss)	Value, end of period
General Electric, Common Stock	$647,871	$85,687	$(23,191)	$22,956	$5,484	$747,112

Notes to Financial Statements	September 30, 2013

9. Income Taxes

The Funds are subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Funds’ net assets required under ASC 740. The Funds’ 2010, 2011, 2012 and 2013 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At September 30, 2013, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

	Cost of Investment for Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed Income	Undistributed Accum. Capital Gain/(Loss)	Late-Year Losses
Fund		Appreciation	Depreciation	Investments	Derivatives/ Currency

U.S. Equity Fund	$612,839,319	$157,120,063	$(3,231,909)	$153,888,154	$(101,304)	$7,380,324	$18,886,580	$—

S&P 500 Index Fund	36,571,452	12,746,952	(805,895)	11,941,057	(28,730)	595,114	(26,825,419)	—

U.S. Large-Cap Core Equity Fund	77,459,628	17,055,635	(368,688)	16,686,947	(31,622)	4,891,449	13,166,416	—

Premier Growth Equity Fund	273,004,234	102,748,332	(2,810,810)	99,937,522	—	1,855,301	7,886,742	—

Small-Cap Equity Fund	950,647,917	322,528,618	(25,742,605)	296,786,013	361,664	18,060,650	82,016,982	—

International Equity Fund	1,597,252,115	376,629,105	(42,400,587)	334,228,518	(226,065)	28,645,855	(435,865,380)	—

Strategic Investment Fund	770,322,561	100,166,135	(11,920,214)	88,245,921	(24,614)	10,127,649	21,024,654	—

Income Fund	365,476,857	4,597,556	(8,450,134)	(3,852,578)	(406,000)	288,661	—	(1,388,096)

Money Market Fund	674,329,179	—	—	—	—	—	(191,484)	—

As of September 30, 2013, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

Fund	Short Term	Long Term	Expires
S&P 500 Index Fund	$71,496	$—	9/30/2017
	21,981,414	—	9/30/2018
	1,202,747	—	9/30/2019
	—	3,569,762	N/A
International Equity Fund	3,458,068	—	9/30/2017
	292,151,619	—	9/30/2018
	140,255,693	—	9/30/2019
Money Market Fund	15,103	—	9/30/2017
	68		9/30/2018
	176,313	—	N/A

The amounts above will be available to offset future taxable capital gains. Pursuant to the Regulated Investment Company Modernization Act of 2010, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment

Notes to Financial Statements	September 30, 2013

capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered entirely short-term as under previous law.

During the year ended September 30, 2013, Fund capital loss carryovers were utilized/expired as follows:

Fund	Amount
U.S. Equity Fund	$31,865,887
S&P 500 Index Fund	470,216
Premier Growth Equity Fund	9,770,756
International Equity Fund	81,871,499
Strategic Investment Fund	19,091,275

Any qualified late-year loss is deemed to arise on the first day of the Funds’ next tax year (if the Funds elect to defer such loss). Under this regime, generally, the Funds can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code. The Funds elected to defer qualified late-year losses for the year ended September 30, 2013 as follows:

Fund	Capital	Ordinary
Income Fund	$(1,388,096)	$—

Distributions to Shareholders  The Income Fund and Money Market Fund declare net investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay distributions annually from net realized capital gains in excess of capital loss carryforwards, if any. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include (but are not limited to) treatment of realized and unrealized gains and losses on forward foreign currency exchange contracts, paydown gains and losses on mortgage-backed securities, investments organized as partnerships for tax purposes, foreign taxes payable, investments in futures, investments in passive foreign investment companies, distributions from Real Estate Investment Trusts (REITs), losses deferred to offsetting positions, and losses deferred due to wash sale transactions.

The tax character of distributions paid during the years ended September 30, 2013 and September 30, 2012 was as follows:

	September 30, 2013		September 30, 2012
Fund	Ordinary Income	Long Term Capital Gains	Ordinary Income	Long Term Capital Gains
U.S. Equity Fund	$10,336,872	$—	$7,041,157	$—
S&P 500 Index Fund	714,331	—	936,162	—
U.S. Large-Cap Core Equity Fund	7,120,344	14,254,095	3,125,671	2,527,043
Premier Growth Equity Fund	3,252,859	—	2,499,968	—
Small-Cap Equity Fund	17,216,640	60,916,886	3,642,244	5,132,806
International Equity Fund	40,222,047	—	56,281,710	—
Strategic Investment Fund	14,423,433	—	14,157,676	—
Income Fund	20,606,289	280,625	16,294,511	—
Money Market Fund	267,985	—	550,210	—

Notes to Financial Statements	September 30, 2013

Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

Fund	Undistributed Net Investment Income	Accumulated Net Realized Loss	Unrealized Gain	Paid In Capital
U.S. Equity Fund	$21,964	$395,896	$—	$(417,860)
S&P 500 Index Fund	(6,848)	166,043	—	(159,195)
U.S. Large-Cap Core Equity Fund	5,790	189,906	—	(195,696)
Premier Growth Equity Fund	36,544	1,568,316	—	(1,604,860)
Small-Cap Equity Fund	(93,265)	88,885	87,961	(83,581)
International Equity Fund	(192,404)	376,064	—	(183,660)
Strategic Investment Fund	376,037	(55,789)	—	(320,248)
Income Fund	1,065,979	(927,434)	—	(138,545)

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders

GE Institutional Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the GE Institutional U.S. Equity Fund, GE Institutional S&P 500 Index Fund, GE Institutional U.S. Large-Cap Core Equity Fund, GE Institutional Premier Growth Equity Fund, GE Institutional Small-Cap Equity Fund, GE Institutional International Equity Fund, GE Institutional Strategic Investment Fund, GE Institutional Income Fund, and GE Institutional Money Market Fund, each a series of GE Institutional Funds (collectively, the “Funds”), as of September 30, 2013 and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GE Institutional U.S. Equity Fund, GE Institutional S&P 500 Index Fund, GE Institutional U.S. Large-Cap Core Equity Fund, GE Institutional Premier Growth Equity Fund, GE Institutional Small-Cap Equity Fund, GE Institutional International Equity Fund, GE Institutional Strategic Investment Fund, GE Institutional Income Fund, and GE Institutional Money Market Fund as of September 30, 2013, the results of their operations, changes in their net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 22, 2013

Tax Information	(Unaudited)

The following Fund intends to make an election under Internal Revenue Code Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Fund to be paid by them directly. For the fiscal year ended September 30, 2013, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States and the total amount of taxes paid by the Fund follows:

Fund	Total Foreign Source Income	Total Foreign Taxes Paid
International Equity Fund	$45,906,684	$3,897,097

For the fiscal year ended September 30, 2013, certain dividends paid by the Funds may be subject to a maximum income tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represent the amounts that may be considered qualified dividend income:

Fund	QDI
U.S. Equity Fund	$13,116,315
S&P 500 Index Fund	714,331
U.S. Large-Cap Core Equity Fund	2,228,217
Premier Growth Equity Fund	4,153,983
Small-Cap Equity Fund	11,414,082
International Equity Fund	40,222,047
Strategic Investment Fund	10,364,575
Income Fund	3,745

For corporate shareholders the following represent the percentages of respective Fund distributions that may be eligible for the dividends received deduction:

Fund	DRD
U.S. Equity Fund	100.00%
S&P 500 Index Fund	100.00%
U.S. Large-Cap Core Equity Fund	69.44%
Premier Growth Equity Fund	100.00%
Small-Cap Equity Fund	77.39%
Strategic Investment Fund	32.96%
Income Fund	0.02%

For the year ended September 30, 2013, the following Funds hereby designate as capital gain dividends the amounts set forth, or the amount ultimately treated as capital gain net income:

Fund	Gross Amount
U.S. Large-Cap Core Equity Fund	$14,254,095
Small-Cap Equity Fund	60,916,886
Income Fund	280,625

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees and officers of the Funds is set forth below.

Interested Trustees and Executive Officers

Michael J. Cosgrove

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    64

Position(s) Held with Fund    Chairman of the Board and President

Term of Office and Length of Time Served    Until successor is elected and qualified – 17 years

Principal Occupation(s) During Past 5 Years    President of Mutual Funds and Global Investment Programs of GEAM since November 2011; President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President-Mutual Funds of GEAM from March 1993 to March 2007. Also serves as Treasurer of GE Foundation since 1998.

Number of Portfolios in Fund Complex Overseen by Trustee    25

Other Directorships Held by Trustee     Chairman of the Board and President of GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Director of GEAM since 1988; Trustee of Fordham University from 2002 through June 2010 and since July 2011; Director of GE Investment Distributors, Inc. since June 2011; Director of Skin Cancer Foundation since August 2010; Member Board of Governors of the Investment Company Institute since October 2006; Director, GE Asset Management (Ireland) Limited, since February 1999; GE Asset Management Funds Plc since 1998; GE Asset Management Canada Company since 1998 and GE Asset Management Limited since 1998; Trustee of General Electric Insurance Plan Trust since 1988; and Chairman of the Board and President of GE Funds from 1993 to February 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    52

Position(s) Held with Fund    Trustee and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 6 years

Principal Occupation(s) During Past 5 Years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Savings & Security Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Trustee    25

Other Directorships Held by Trustee    Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Director and Executive Vice President of GE Investments Funds, Inc. since July 2007; Director of GEAM since July 2007; and Trustee and Executive Vice President of GE Funds from July 2007 to February 2011.

Additional Information	(Unaudited)

Joon Won Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    44

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified – Vice President and Assistant Secretary - 3 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Deputy General Counsel of GEAM since March 2011; Vice President and Secretary of GE Investments Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel of GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    46

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 Years    Chief Compliance Officer of GEAM, GE Investments Funds, Inc., Elfun Funds, and GE Savings & Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002 to 2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified – 2 years

Principal Occupation(s) During Past 5 Years    Treasurer of GE Investments Funds, Inc., Elfun Funds and GE Savings and Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President of Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Additional Information	(Unaudited)

Jeanne M. LaPorta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    48

Position(s) Held with Fund    Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified – 10 years

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Investments Funds, Inc. since July 2003; Vice President of Elfun Funds and GE Savings & Security Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of GE Funds from September 2003 to July 2007 and Assistant Secretary of Elfun Funds and GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Trustees

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    67

Position(s) Held with Fund    Trustee

Term of Office and Length of Time Served    Until successor is elected and qualified – 16 years

Principal Occupation(s) During Past 5 Years    General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Trustee    17

Other Directorships Held by Trustee    Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008 and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    67

Position(s) Held with Fund    Trustee

Term of Office and Length of Time Served    Until successor is elected and qualified – 2 years

Principal Occupation(s) During Past 5 Years    Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Trustee    17

Other Directorships Held by Trustee    Director of GE Investments Funds, Inc. since April 2011 and Trustee of St. Lawrence University since 2003.

Additional Information	(Unaudited)

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    50

Position(s) Held with Fund    Trustee

Term of Office and Length of Time Served    Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    17

Other Directorships Held by Officer    Director of GE Investments Funds, Inc. since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team	(Unaudited)

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund’s investments. The portfolio managers may change from time to time.

David B. Carlson is Chief Investment Officer – U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson has served as the portfolio manager for the Premier Growth Equity Fund since the Fund’s commencement and began serving as a portfolio manager for the U.S. Equity Fund effective May 2011. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Mike Cervi is a Senior Vice President of GE Asset Management and is a Managing Director of Portfolio Construction within GE Asset Management’s Investment Solutions team. He became a member of the portfolio management team for the Small-Cap Equity Fund in May 2013. Mr. Cervi focuses on portfolio construction and manager research for a number of GE Asset Management’s portfolios including responsibility for defined benefit, defined contribution and sub-advised mutual funds accounts. Prior to his current position, Mr. Cervi led investment oversight of GE Asset Management’s multi-asset class client relationships. Mr. Cervi joined GE Asset Management in 2000 and has held several other roles within GE Asset Management including Shareholder Services Representative from 2000 to 2001, Institutional Marketing Analyst from 2001 to 2003, Director, Product Management – U.S. Equities from 2003 to 2005, Product Portfolio Manager – U.S. Equities from 2005 to 2006, Vice President, Manager of Investment Relationships from 2006 to 2009 and Managing Director, Total Plan Management from 2009 to 2013. He became a Senior Vice President in 2009 and has served as the Managing Director of Portfolio Construction since April 2013.

Stephen V. Gelhaus is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management teams for the U.S. Equity Fund and for the U.S. Large-Cap Core Equity Fund since January 2002.

Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. Equities group from 1995 through 2001 and became an associate portfolio manager for the U.S. Large-Cap Core Equity Fund in August 1999.

Greg Hartch is an Executive Vice President and the Strategy and Business Development Leader at GE Asset Management. He has served as a portfolio manager for the Strategic Investment Fund since January 2011. Mr. Hartch joined GE Asset Management in 2002 and has held various positions at GE Asset Management including Senior Vice President – Alternative Assets from 2002-2004, Director of Fixed Income Research from 2004-2007, Managing Director – International Real Estate from 2007 to 2010 and Senior Vice President – Tactical Asset Allocation from 2010 to 2011.

William M. Healey is a Senior Vice President and Chief Investment Officer – Core Fixed Income of GE Asset Management. He has served on the portfolio management team for the Income Fund since September 1997. Mr. Healey joined GE Asset Management in April 1996 as a portfolio manager, became Vice President in June 2001, Senior Vice President in January 2007 and Chief Investment Officer – Core Fixed Income in April 2012. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the fixed income group at MetLife.

Mark H. Johnson is a Senior Vice President and Chief Investment Officer –Insurance and Long Duration of GE Asset Management. He has been a member of the portfolio management team for the Income Fund since September 2007. Mr. Johnson joined GE in 1998 and GE Asset Management as a Vice President and portfolio manager in 2002, he became Senior Vice President in September 2007 and Chief Investment Officer – Insurance and Long Duration in April 2012. Prior to joining GE Asset Management, Mr. Johnson held positions at various insurance companies and public accounting firms.

Ralph R. Layman is an Executive Vice President and Chief Investment Officer Emeritus and a Director of GE Asset Management. Mr. Layman has led the team of portfolio managers for the International Equity Fund since the

Investment Team	(Unaudited)

Portfolio Manager Biographies (continued)

Fund’s commencement. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments, became an Executive Vice President in 1992, served as President – International Equities from March 2007 to July 2009, President and Chief Investment Officer – Public Equities from July 2009 to March 2012, and has served as Chief Investment Officer Emeritus since March 2012.

Michael E. Martini is a Vice President and portfolio manager at GE Asset Management. He has served on the portfolio management team for the Money Market Fund since joining GE Asset Management in March of 2008. Prior to joining GE Asset Management, Mr. Martini was a Vice President at Ceres Capital Partners LLC, where he worked at the firm’s treasury desk from March 2006 to January 2008, and a Senior Vice President at Pacific Investment Management Company (PIMCO) from 1996 to 2004, where he was a portfolio manager at the firm’s money market/short-term desk.

Jeffrey Palma is a Senior Vice President of GE Asset Management and is a portfolio manager for Tactical Asset Allocation. He became a member of the portfolio management team for the Strategic Investment Fund in May 2013. Prior to joining GE Asset Management in 2012, Mr. Palma worked for UBS Investment Bank where he held a variety of global research and macro strategy roles supporting UBS’ global equities and fixed income businesses including Managing Director, Head of Global Equity Strategy from 2007 to 2012, Executive Director, Global Asset Allocation Strategist from 2001 to 2007 and Director, U.S. Economist from 1999 to 2001.

Jonathan L. Passmore is a Senior Vice President of GE Asset Management. He has served as a portfolio manager for the International Equity Fund since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, International Equity.

Vita Marie Pike is a Senior Vice President and Chief Investment Officer – Fixed Income Risk Assets of GE Asset Management. She has served on the portfolio management team for the Income Fund since June 2004. Ms. Pike joined GE in January 2001 and GE Asset

Management in January 2002 as a Vice President and Senior Portfolio Manager and became Senior Vice President in November 2010 and Chief Investment Officer – Fixed Income Risk Assets in April 2012. Prior to joining GE, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the U.S. Equity Fund since January 2001 and for the U.S. Large-Cap Core Equity Fund since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

Michael J. Solecki is a Senior Vice President and Chief Investment Officer – International Equities of GE Asset Management. He has served as a portfolio manager for the International Equity Fund since August 1999. He joined GE Asset Management in 1990 as an international equity analyst. He became a Vice President for international equity portfolios in 1996, Senior Vice President in 2000, served as Co-Chief Investment Officer – International Equities from March 2009 to March 2012 and has served as Chief Investment Officer – International Equities since March 2012.

David Wiederecht is the President and Chief Investment Officer – Investment Solutions and a Director of GE Asset Management. He has served as a portfolio manager for the Small-Cap Equity Fund since September 2010, and has served as portfolio manager for the Strategic Investment Fund since January 2011. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President – Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director – Alternative Investments from 2004 to 2008, and President and Chief Investment Officer – Investment Solutions since 2008.

Portfolio Manager Biographies (Sub-Advisers)

Karl A. Schneider, CAIA is a portfolio manager for the S&P 500 Index Fund. Mr. Schneider is a Vice President of SSgA FM and Head of U.S. Equity Strategies for the Global

Investment Team	(Unaudited)

Portfolio Manager Biographies (continued)

Equity Beta Solutions Team (GEBS), where in addition to overseeing the management of the U.S. equity index strategies, he also serves as a portfolio manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Mr. Schneider is also a member of the SSgA Derivatives Committee. Prior to joining GEBS, Mr. Schneider worked as a portfolio manager in SSgA’s Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined State Street in 1996. Mr. Schneider holds a BS in Finance and Investments from Babson College and also a MS in Finance from Boston College. He has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association.

John Tucker, CFA is a Portfolio Manager for the S&P 500 Index Fund. Mr. Tucker is a Senior Managing Director of SSgA FM and Co-Head of Passive Equity Strategies in North America. He is responsible for overseeing the management of all equity index strategies and exchange traded funds managed in Boston and Montreal. He is a member of the Senior Management Group. Previously, Mr. Tucker was head of the Structured Products group in SSgA’s London office, where he was responsible for the management of all index strategies in the firm’s second largest investment center. Prior to joining the investment management group, he was the Operations Manager for SSgA’s International Structured Products group, where he was responsible for the operations staff and functions. He joined State Street in 1988. Mr. Tucker received a BA from Trinity College and a MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute.

Jack Feiler is a portfolio manager for the Small-Cap Equity Fund and is President and Chief Investment Officer – Private Wealth Management of Palisade. Mr. Feiler has over 40 years of investment experience and has served as the Chief Investment Officer at Palisade since the commencement of Palisade’s operations in April 1995 and is a member of Palisade’s Investment Policy Committee.

He has served as a portfolio manager of the Small-Cap Equity Fund since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President – Investments at Smith Barney from 1990 to 1995.

Marc Shapiro is a portfolio manager for the Small-Cap Equity Fund. Mr. Shapiro joined Palisade in February 2004 and serves as the portfolio manager for Palisade’s Institutional Small Cap Core Equity portfolios, and is a member of Palisade’s Investment Policy Committee. Mr. Shapiro became a senior portfolio manager in March 2012, has served as the strategy’s associate portfolio manager and as a Senior Vice President of Research for Palisade’s Small Cap Core Equity portfolio since October 2006, with lead research responsibility for a number of sectors, including Information Technology and Telecom Services. Prior to joining Palisade, Mr. Shapiro was a senior equity analyst at Awad Asset Management and a small cap analyst at Schroders. Mr. Shapiro received his M.S. in Finance from Drexel University and his B.S. in Finance from the College of New Jersey.

Dennison T. (“Dan”) Veru is a portfolio manager for the Small-Cap Equity Fund. Mr. Veru is Executive Vice President and Chief Investment Officer – Institutional, of Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of Palisade’s Investment Policy Committee and became a principal of Palisade in July 2004. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James Financial. Mr. Veru has been a frequent guest on CNBC, CNN, Fox and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1984 through 1992. Mr. Veru graduated from Franklin & Marshall College.

Scott T. Brayman, CFA, is a portfolio manager for the Small-Cap Equity Fund. Mr. Brayman is a Managing Partner and Chief Investment Officer at Champlain and has more than 27 years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior Vice President and served as a portfolio manager at NL Capital Management, Inc. from 2003 to 2004, and served

Investment Team	(Unaudited)

Portfolio Manager Biographies (concluded)

as a portfolio manager with Sentinel Advisers, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.

Robert J. Anslow, is a portfolio manager for the Small-Cap Equity Fund. Mr. Anslow is the Managing Partner and Chief Investment Officer responsible for all portfolio management and research activities at GlobeFlex and has more than 30 years of investment management experience. Prior to co-founding GlobeFlex in 1994, Mr. Anslow was a Director of the Systematic and Global Portfolio Management/Research Group at Nicholas-Applegate Capital Management (“Nicholas-Applegate”) from 1986 to 1994, where he built the first systematic process for international investing. Prior to Nicholas-Applegate, Mr. Anslow was responsible for systematic portfolio management and research processes at two major investment institutions: the California Public Employee’s Retirement System (CalPERS) and BayBanks Investment Management of Boston.

Michael W. Cook, CFA, is a portfolio manager for the Small-Cap Equity Fund. Mr. Cook is the Chief Executive Officer and Chief Investment Officer at SouthernSun responsible for all portfolio management activities for the firm and has more than 25 years of investment management experience. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Front Street Capital Management from 1986 to 1988, and was an account executive at Merrill Lynch from 1985 to 1986.

Frank Latuda, Jr., CFA, is a portfolio manager for the Small-Cap Equity Fund. Mr. Latuda is a Vice President, Director and Chief Investment Officer at Kennedy as well as portfolio manager of Kennedy’s Small Cap Value I, Mid Cap Value, All Cap Value and SMID Cap Value separately-managed portfolios. As Chief Investment Officer, Mr. Latuda also serves as Chairman of Kennedy’s Investment Policy Committee. Mr. Latuda joined Kennedy as an equity analyst in 1997 and served as Director of Research from 1998 until 2000. He has been portfolio manager since October 2000, when he took over the Small Cap Value I portfolio. Prior to joining Kennedy, he was an analyst with Burns, Pauli, Mahoney Company. Mr. Latuda earned a B.S. in Electrical Engineering from the University of Notre Dame, as well as an M.S. in Electrical Engineering and an M.B.A. from the University of Illinois.

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Trustees

Michael J. Cosgrove, Chairman

John R. Costantino

R. Sheldon Johnson

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

Joon Won Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Robert Meyers

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

(Unaudited)

M O R N I N G S T A R  R A T I N G S TM  Through September 30, 2013

FUND (CATEGORY)	NUMBER OF FUNDS IN CATEGORY	STAR RATING
GE Institutional S&P 500 Index Fund, Investment Class (Large Blend)
Overall Rating	1,595	¶	¶	¶	¶
3-year	1,475	¶	¶	¶	¶
5-year	1,401	¶	¶	¶	¶
10-year	1,128	¶	¶	¶	¶
GE Institutional U.S. Large-Cap Core Equity Fund, Investment Class (Large Blend)
Overall Rating	1,595	¶	¶	¶
3-year	1,475	¶	¶	¶	¶
5-year	1,401	¶	¶	¶
10-year	1,128	¶	¶	¶
GE Institutional U.S. Large-Cap Core Equity Fund, Service Class (Large Blend)
Overall Rating	1,595	¶	¶	¶	¶
3-year	1,475	¶	¶	¶
5-year	1,401	¶	¶	¶
10-year	1,128	¶	¶	¶	¶
GE Institutional Small-Cap Equity Fund, Investment Class (Small Blend)
Overall Rating	685	¶	¶	¶	¶
3-year	645	¶	¶	¶	¶	¶
5-year	612	¶	¶	¶	¶
10-year	500	¶	¶	¶	¶
GE Institutional Small-Cap Equity Fund, Service Class (Small Blend)
Overall Rating	685	¶	¶	¶	¶
3-year	645	¶	¶	¶	¶
5-year	612	¶	¶	¶	¶
10-year	500	¶	¶	¶	¶

Past performance is no guarantee of future results. ©2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Ratings for other GE Institutional Funds or other classes of shares may be different. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics.

Before investing in a GE Institutional Fund, you should carefully consider the investment objectives, risks and charges and expenses of the Fund. For a free copy of a Fund’s prospectus and summary prospectus, which contain this and other information, please visit our website at www.geam.com or call 1-800-242-0134. Please read the Fund prospectus carefully before you invest.

GE Investment Distributors, Inc., Member FINRA/SIPC, is a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the GE Institutional Funds.

This does not constitute a part of the Funds’ Shareholder Report

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

P.O. Box 7900

Stamford, CT 06904-7900

www.geam.com

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC - information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended September 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

This does not constitute a part of the Funds’ Shareholder Report	GEIN-1 (9/13)

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR and is included in the following link:

https://www.geam.com/ExternalWar/common/docs/pdf/Spririt_Letter.pdf

There have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 to Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Donna M. Rapaccioli is designated as the audit committee financial expert for the registrant; and further that it is the finding of the Board that Ms. Rapaccioli, the audit committee financial expert, qualifies as “independent” pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the registrant’s principal accountant (the “Auditor”) for the audit of the registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $160,400 in 2012 and $163,600 in 2013.

(b) AUDIT RELATED FEES. There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit of the registrant during the Reporting Periods.

(c) TAX FEES. There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the registrant during the Reporting Periods.

(d) ALL OTHER FEES. There were no fees billed for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the registrant during the Reporting Periods.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE Institutional Funds (the “Funds”) Board of Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Funds’ Auditor. As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. The following excerpt from the Audit Committee Charter sets forth the pre-approval policies and procedures:

4. Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audits (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations there under.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

(2) PERCENTAGE OF SERVICES DESCRIBED IN PARAGRAPHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during the Reporting Period for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the registrant, and rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s adviser (“Service Affiliates”), for the Reporting Periods were $0 in 2012 and $0 in 2013.

(h) AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates during the Reporting Period that were not pre-approved.

Item 5.	Audit Committee of Listed Registrants.

Applicable only to Closed-End Management Investment Companies.

Item 6.	Schedule of Investments.

(a) Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report included in Item 1 of this Form N-CSR, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the 1940 Act, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE Institutional Funds

By:	/s/ Michael J. Cosgrove
Michael J. Cosgrove
Chairman, GE Institutional Funds

Date:	November 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael J. Cosgrove
Michael J. Cosgrove
Chairman, GE Institutional Funds

Date:	November 22, 2013

By:	/s/ Arthur A. Jensen
Arthur A. Jensen
Treasurer, GE Institutional Funds

Date:	November 22, 2013